                              ANNUAL REPORT


                                PHOENIX









                                        THE PHOENIX EDGE SERIES FUND

                                                   DECEMBER 31, 1998









[LOGO] PHOENIX

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Phoenix Money Market Series...............................................    2

Phoenix Growth Series.....................................................    7

Phoenix Multi-Sector Fixed Income Series..................................   12

Phoenix Strategic Allocation Series.......................................   19

Phoenix International Series..............................................   26

Phoenix Balanced Series...................................................   34

Phoenix Real Estate Securities Series.....................................   42

Phoenix Strategic Theme Series............................................   47

Phoenix Aberdeen New Asia Series..........................................   52

Phoenix Research Enhanced Index Series....................................   59

Engemann Nifty Fifty Series...............................................   67

Seneca Mid-Cap Growth Series..............................................   72

Phoenix Growth and Income Series..........................................   76

Phoenix Value Equity Series...............................................   83

Schafer Mid-Cap Value Series..............................................   88

Notes to Financial Statements.............................................   92

     Not FDIC Insured           No Bank Guarantee           May Lose Value

                              MONEY MARKET SERIES

INVESTOR PROFILE

    Phoenix Money Market Series is appropriate for investors seeking competitive money market yields with minimal risk to principal. Investors should note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $10.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT ADVISER'S REPORT

    The Phoenix Money Market Series seven-day current yield was 4.05%(1). The primary factors that affected performance were the growing global economic crises and unstable markets. Safety and liquidity concerns caused an inflow of cash into the Fund. A very evident liquidity crisis prompted the Federal Reserve to lower rates on September 29, 1998 and then twice more on October 15 and November 17, resulting in a total decrease of 75 basis points within a very short time.

    The Fund's weighted average maturity at the time of this writing is 42 days. At the November, 1998 meeting of the Federal Reserve Board, a neutral bias was adopted due to stable financial markets and above-trend growth. The Fund is continuously monitored and adjusted to reflect current market conditions.

OUTLOOK

    The domestic fundamentals in the economy remain moderately strong, with historically low inflation. The breadth of the liquidity crisis and its impact on the financial markets will be a focus going forward, in our opinion. The market will continue to question the real strength in the domestic economy and whether we will see further deterioration in the financial markets, which could prompt the Federal Reserve to lower rates once again.

                            MONTHLY YIELD COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               IBC MONEY
                              MONEY MARKET       MARKET
           DATE                  SERIES         INDEX *
30-Jan-98                              5.09%         5.03%
27-Feb-98                              5.01%         4.96%
31-Mar-98                              4.91%         4.93%
30-Apr-98                              4.86%         4.91%
29-May-98                              4.76%         4.91%
30-Jun-98                              4.93%         4.92%
31-Jul-98                              4.98%         4.92%
31-Aug-98                              5.06%         4.91%
30-Sep-98                              5.05%         4.90%
30-Oct-98                              5.13%         4.72%
30-Nov-98                              5.09%         4.60%
31-Dec-98                              4.88%         4.53%
7 day yield as of 12/31/98:            4.05%

The above graph covers the period from January 1, 1998 to December 31, 1998. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.

* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

(1) Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

                              MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

 FACE
 VALUE                                                    INTEREST    RESET
 (000)                      DESCRIPTION                     RATE       DATE       VALUE
-------    ---------------------------------------------  --------   --------  ------------
FEDERAL AGENCY SECURITIES--VARIABLE(B)--14.4%
$ 3,500    FFCB (final maturity 4/1/99).................    4.81%      1/4/99  $  3,500,000
  4,500    FFCB (final maturity 7/24/00)................    5.04       1/4/99     4,500,857
  2,000    FHLB (final maturity 1/22/99)................    4.90      1/22/99     1,994,283
  2,500    FHLB (final maturity 11/17/99)...............    5.12      2/17/99     2,500,387
  2,000    FNMA (final maturity 4/9/99).................    5.10       1/9/99     1,999,732
  3,500    FNMA (final maturity 9/17/99)................    5.04      3/17/99     3,498,510
    217    SBA (final maturity 1/25/21).................    5.25       1/1/99       217,014
    241    SBA (final maturity 5/25/21).................    5.75       1/1/99       241,021
  1,871    SBA (final maturity 10/25/22)................    5.75       1/1/99     1,872,189
  2,206    SBA (final maturity 2/25/23).................    5.75       1/1/99     2,206,442
  1,976    SBA (final maturity 2/25/23).................    5.75       1/1/99     1,976,085
  2,951    SBA (final maturity 9/25/23).................    5.63       1/1/99     2,949,263
  1,000    SLMA (final maturity 2/22/99)................    4.84       1/5/99     1,000,000
                                                                               ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE....................................    28,455,783
                                                                               ------------

                                                   STANDARD
 FACE                                              & POOR'S
 VALUE                                              RATING              MATURITY
 (000)                  DESCRIPTION               (UNAUDITED)             DATE       VALUE
-------    -------------------------------------  -----------           --------  ------------
COMMERCIAL PAPER--80.3%
  1,350    Greenwich Funding Corp...............  A-1+         5.50      1/4/99      1,349,381
  6,030    Receivables Capital Corp.............  A-1+         5.50      1/4/99      6,027,236
    955    Marsh & McLennan Cos., Inc...........  A-1+         6.00      1/6/99        954,204
  2,450    SBC Communications, Inc..............  A-1+         5.95      1/6/99      2,447,975
  2,000    Coca-Cola Co.........................  A-1+         5.50      1/7/99      1,998,167
  1,450    Sara Lee Corp........................  A-1+         5.50      1/7/99      1,448,671
  1,702    General Electric Capital Corp........  A-1+         5.45      1/8/99      1,700,196
           Preferred Receivables Funding
  1,580    Corp.................................  A-1          5.25      1/8/99      1,578,387
  2,500    Corporate Asset Funding Co., Inc.....  A-1+         5.33     1/11/99      2,496,299
    739    Greenwich Funding Corp...............  A-1+         5.55     1/11/99        737,861
  2,500    Corporate Asset Funding Co., Inc.....  A-1+         5.15     1/12/99      2,496,066
  2,790    Potomac Electric Power Co............  A-1          5.23     1/12/99      2,785,541
  4,290    Citigroup, Inc.......................  A-1+         5.20     1/14/99      4,281,944
  1,329    Greenwich Funding Corp...............  A-1+         5.25     1/14/99      1,326,480
  1,650    Greenwich Funding Corp...............  A-1+         5.36     1/14/99      1,646,806
  1,105    Pitney Bowes, Inc....................  A-1+         4.95     1/14/99      1,103,025
    458    Receivables Capital Corp.............  A-1+         5.45     1/14/99        457,099
  2,057    Receivables Capital Corp.............  A-1+         5.40     1/19/99      2,051,446
  2,500    Potomac Electric Power Co............  A-1          5.30     1/20/99      2,493,007
  3,500    Corporate Receivables Corp...........  A-1+         5.22     1/21/99      3,489,850
  3,000    Lexington Parker Capital Co. LLC.....  A-1          5.26     1/22/99      2,990,795
    935    Potomac Electric Power Co............  A-1          5.50     1/26/99        931,429
  3,000    AlliedSignal, Inc....................  A-1          5.50     1/27/99      2,988,083
  2,500    Lexington Parker Capital Co. LLC.....  A-1          5.42     1/27/99      2,490,214
    705    Vermont American Corp................  A-1+         5.45     1/27/99        702,225
  2,000    CXC, Inc.............................  A-1+         5.44     1/28/99      1,991,840
  1,685    Wisconsin Electric Power Co..........  A-1+         5.40     1/28/99      1,678,176
           Associates Corporation of North
  3,000    America..............................  A-1+         5.04     1/29/99      2,988,240
  2,500    Merrill Lynch & Co...................  A-1+         5.10     1/29/99      2,490,083
  3,200    Wisconsin Electric Power Co..........  A-1+         5.50     1/29/99      3,186,311
    940    General Electric Capital Corp........  A-1+         5.43      2/1/99        935,605
  2,760    Greenwich Asset Funding Corp.........  A-1+         5.55      2/1/99      2,746,810
           Preferred Receivables Funding
  2,500    Corp.................................  A-1          5.32      2/1/99      2,488,547
           Preferred Receivables Funding
  1,370    Corp.................................  A-1          5.40      2/2/99      1,363,424
           Preferred Receivables Funding
    465    Corp.................................  A-1          5.40      2/2/99        462,768
  2,500    Vermont American Corp................  A-1+         5.27      2/3/99      2,487,923
           Preferred Receivables Funding
    570    Corp.................................  A-1          5.33      2/4/99        567,131
  1,295    Coca-Cola Co.........................  A-1+         5.12      2/5/99      1,288,554
  3,500    Ford Motor Credit Co.................  A-1+         5.15      2/5/99      3,482,476
  1,000    Wisconsin Electric Power Co..........  A-1+         5.25      2/5/99        994,896
  2,000    Marsh & McLennan Cos., Inc...........  A-1+         5.50      2/8/99      1,988,389
  2,500    Corporate Receivables Corp...........  A-1+         5.15     2/10/99      2,485,695
  1,000    Merrill Lynch & Co...................  A-1+         5.20     2/10/99        994,222
  3,700    Heinz (H.J.) Co......................  A-1          5.22     2/12/99      3,677,467

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

                                                   STANDARD
 FACE                                              & POOR'S
 VALUE                                              RATING     INTEREST MATURITY
 (000)                  DESCRIPTION               (UNAUDITED)   RATE      DATE       VALUE
-------    -------------------------------------  -----------  ------   --------  ------------
COMMERCIAL PAPER--CONTINUED
$ 2,500    Lexington Parker Capital Co. LLC.....  A-1          5.35%    2/12/99   $  2,484,396
           Preferred Receivables Funding
  3,000    Corp.................................  A-1          5.35     2/16/99      2,979,492
  2,500    Beta Finance, Inc....................  A-1+         5.27     2/18/99      2,482,433
  2,500    Goldman Sachs & Co...................  A-1+         5.08     2/24/99      2,480,950
  2,000    Goldman Sachs & Co...................  A-1+         5.18     2/24/99      1,984,460
  2,500    Marsh & McLennan Cos., Inc...........  A-1+         5.23     2/25/99      2,480,024
  3,000    Goldman Sachs & Co...................  A-1+         5.24     2/26/99      2,975,547
  1,700    Marsh & McLennan Cos., Inc...........  A-1+         5.30     2/26/99      1,685,984
  1,000    Coca-Cola Co.........................  A-1+         5.02      3/1/99        991,773
  2,500    General Electric Capital Corp........  A-1+         5.13      3/4/99      2,500,000
  2,000    Deutsche Bank Financial Corp.........  A-1+         5.70      3/5/99      1,999,457
  3,000    Dupont (E.I) de Nemours & Co.........  A-1+         5.05      3/9/99      2,971,804
  2,500    Colgate-Palmolive Co.................  A-1          5.05     3/12/99      2,475,451
  1,250    Enterprise Funding Corp..............  A-1          5.22     3/15/99      1,236,769
  2,500    Beta Finance, Inc....................  A-1+         5.73     3/16/99      2,500,123
  2,500    Schering Corp........................  A-1+         5.02     3/16/99      2,474,203
    788    Enterprise Funding Corp..............  A-1          5.12     3/19/99        779,371
  3,000    Chase Manhattan Bank.................  A-1+         5.22     3/22/99      3,000,235
  1,500    Coca-Cola Co.........................  A-1+         5.00     3/22/99      1,483,333
  4,070    Greenwich Funding Corp...............  A-1+         5.15     3/25/99      4,021,674
  2,500    Marsh & McLennan Cos., Inc...........  A-1+         5.19     3/25/99      2,470,085
  2,500    Colgate-Palmolive Co.................  A-1          5.00      4/5/99      2,467,361
  2,500    Beta Finance, Inc....................  A-1+         5.00      4/6/99      2,467,014
  1,300    Corporate Asset Funding Co., Inc.....  A-1+         5.45     4/15/99      1,279,532
  2,500    Asset Securitization Cooperative.....  A-1+         5.08     4/16/99      2,462,958
  3,000    Chase Manhattan Bank.................  A-1+         4.86     4/21/99      3,000,000
  2,500    Private Export Funding Corp..........  A-1+         4.68      5/6/99      2,459,375
  1,360    Beta Finance, Inc....................  A-1+         5.01     5/17/99      1,334,260
  2,845    Greenwich Asset Funding Corp.........  A-1+         5.10     5/18/99      2,789,783
                                                                                  ------------
TOTAL COMMERCIAL PAPER..........................................................   157,988,791
                                                                                  ------------
MEDIUM-TERM NOTES--4.4%
    575    General Electric Capital Corp........  A-1+         8.10     1/26/99        575,855
           Associates Corporation of North
  2,000    America..............................  A-1+         6.25     3/15/99      2,002,175
  1,500    General Electric Capital Corp........  A-1+         5.98     3/19/99      1,500,768
  2,500    General Electric Capital Corp.(b)....  A-1+         5.14      6/4/99      2,505,525
           Associates Corporation of North
  1,500    America..............................  A-1+         5.65     6/15/99      1,498,891
           Associates Corporation of North
    600    America..............................  A-1+         6.75     10/15/99       608,296
                                                                                  ------------
TOTAL MEDIUM-TERM NOTES.........................................................     8,691,510
                                                                                  ------------
TOTAL INVESTMENTS--99.1%
  (Identified cost $195,136,084)................................................   195,136,084(a)
  Cash and receivables, less liabilities--0.9%..................................     1,675,137
                                                                                  ------------
NET ASSETS--100.0%..............................................................  $196,811,221
                                                                                  ------------
                                                                                  ------------

(a) Federal Income Tax information: At December 31, 1998, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $195,136,084).............................................  $ 195,136,084
Cash........................................................         27,357
Receivables
  Fund shares sold..........................................      2,426,087
  Interest..................................................        549,742
Prepaid expenses............................................          3,418
                                                              -------------
    Total assets............................................    198,142,688
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................      1,161,522
  Investment advisory fee...................................         74,750
  Financial agent fee.......................................         16,912
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         73,223
                                                              -------------
    Total liabilities.......................................      1,331,467
                                                              -------------
NET ASSETS..................................................  $ 196,811,221
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 196,811,221
                                                              -------------
NET ASSETS..................................................  $ 196,811,221
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     19,681,144
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.00
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   7,835,760
                                                              -------------
    Total investment income.................................      7,835,760
                                                              -------------
EXPENSES
  Investment advisory fee...................................        564,665
  Financial agent fee.......................................        123,865
  Custodian.................................................         30,083
  Printing..................................................         22,780
  Professional..............................................         20,755
  Trustees..................................................         12,172
  Miscellaneous.............................................          6,246
                                                              -------------
    Total expenses..........................................        780,566
                                                              -------------
NET INVESTMENT INCOME.......................................      7,055,194
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   7,055,194
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED           YEAR ENDED
                                                                             DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                             -----------------   ------------------
FROM OPERATIONS
  Net investment income (loss).............................................  $      7,055,194    $       6,261,529
                                                                             -----------------   ------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................         7,055,194            6,261,529
                                                                             -----------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income....................................................        (7,055,197)          (6,261,529)
                                                                             -----------------   ------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................        (7,055,197)          (6,261,529)
                                                                             -----------------   ------------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (47,209,211 and 35,987,251 shares,
    respectively)..........................................................       472,092,185          359,872,496
  Net asset value of shares issued from reinvestment of distributions
    (705,519 and 626,153 shares, respectively).............................         7,055,197            6,261,528
  Cost of shares repurchased (40,894,255 and 37,088,873 shares,
    respectively)..........................................................      (408,942,852)        (370,888,736)
                                                                             -----------------   ------------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS................        70,204,530           (4,754,712)
                                                                             -----------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS....................................        70,204,527           (4,754,712)
NET ASSETS
  Beginning of period......................................................       126,606,694          131,361,406
                                                                             -----------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
    AND $3, RESPECTIVELY)..................................................  $    196,811,221    $     126,606,694
                                                                             -----------------   ------------------
                                                                             -----------------   ------------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              YEAR ENDED DECEMBER 31,
                                           1998           1997          1996          1995          1994
                                        -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................     $    10.00     $   10.00     $   10.00     $   10.00     $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......           0.50          0.50          0.50          0.56          0.38(1)
                                        -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................           0.50          0.50          0.50          0.56          0.38
                                        -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................          (0.50)        (0.50)        (0.50)        (0.56)        (0.38)
                                        -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............          (0.50)        (0.50)        (0.50)        (0.56)        (0.38)
                                        -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......     $    10.00     $   10.00     $   10.00     $   10.00     $   10.00
                                        -----------     ---------     ---------     ---------     ---------
                                        -----------     ---------     ---------     ---------     ---------

Total return........................           5.09%         4.99%         4.98%         5.55%         3.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................       $196,811      $126,607      $131,361      $102,943       $94,586
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................           0.55%         0.55%         0.55%         0.53%(2)      0.55%
  Net investment income.............           4.99%         5.07%         4.89%         5.57%         3.85%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                                 GROWTH SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 30.01%, outperforming the 28.76% return of the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    While 1998 turned out to be an excellent year for the U.S. stock market, it was marked with exceptional volatility. Last year was also marked by a large disparity in returns between asset classes. Small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The portfolio's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong performance last year.

    Specific to the fourth quarter, positive contributors to the portfolio's above-average results included our top-down strategy of overweighting technology, communication services and consumer staples as well as strong stock selection in each of these sectors. Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the portfolio's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GROWTH SERIES    S&P 500 INDEX(1)
12/31/1988         $10,000.00          $10,000.00
12/31/1989         $13,605.95          $13,143.49
12/31/1990         $14,162.17          $12,723.63
12/31/1991         $20,352.54          $16,609.89
12/31/1992         $22,446.69          $17,887.30
12/31/1993         $26,867.26          $19,676.05
12/31/1994         $27,264.69          $19,936.37
12/31/1995         $35,674.71          $27,413.96
12/31/1996         $40,162.38          $33,787.07
12/31/1997         $48,625.91          $45,063.71
12/31/1998            $63,220             $58,022

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                          1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------
Growth Series                             30.01%    18.67%     20.25%
---------------------------------------------------------------------
S&P 500 Index                             28.76%    24.15%     19.22%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                                 GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                               SHARES           VALUE
                                                             -----------   ----------------
COMMON STOCKS--98.3%
BANKS (MAJOR REGIONAL)--3.7%
  Bank One Corp...........................................       324,852   $     16,587,755
  Mellon Bank Corp........................................       203,800         14,011,250
  U.S. Bancorp............................................       261,800          9,293,900
  Wells Fargo & Co........................................       730,000         29,154,375
                                                                           ----------------
                                                                                 69,047,280
                                                                           ----------------
BANKS (MONEY CENTER)--1.3%
  BankAmerica Corp........................................       411,887         24,764,706
                                                                           ----------------
BEVERAGES (ALCOHOLIC)--1.0%
  Anheuser-Busch Companies, Inc...........................       285,800         18,755,625
                                                                           ----------------
BEVERAGES (NON-ALCOHOLIC)--1.5%
  PepsiCo, Inc............................................       706,700         28,930,531
                                                                           ----------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.9%
  CBS Corp................................................       283,400          9,281,350
  Chancellor Media Corp. (b)..............................       228,200         10,925,075
  Clear Channel Communications, Inc. (b)..................       175,800          9,581,100
  Fox Entertainment Group, Inc. Class A (b)...............       228,800          5,762,900
  Liberty Media Group Class A (b).........................       502,100         23,127,981
  Tele-Communications, Inc. Class A (b)...................       594,200         32,866,687
                                                                           ----------------
                                                                                 91,545,093
                                                                           ----------------
COMMUNICATIONS EQUIPMENT--0.8%
  Tellabs, Inc. (b).......................................       212,000         14,535,250
                                                                           ----------------
COMPUTERS (HARDWARE)--3.5%
  International Business Machines Corp....................       354,900         65,567,775
                                                                           ----------------
COMPUTERS (NETWORKING)--1.5%
  Cisco Systems, Inc. (b).................................       312,375         28,992,305
                                                                           ----------------
COMPUTERS (PERIPHERALS)--1.6%
  EMC Corp. (b)...........................................       356,000         30,260,000
                                                                           ----------------
COMPUTERS (SOFTWARE & SERVICES)--11.8%
  America Online, Inc. (b)................................       119,500         19,120,000
  BMC Software, Inc. (b)..................................       649,600         28,947,800
  Compuware Corp. (b).....................................       584,000         45,625,000
  Edwards (J.D.) & Co. (b)................................       227,600          6,458,150
  HBO & Co................................................     1,072,100         30,755,869
  Microsoft Corp. (b).....................................       450,500         62,478,719
  Oracle Corp. (b)........................................       401,100         17,297,437
  Sterling Commerce, Inc. (b).............................       241,601         10,872,045
                                                                           ----------------
                                                                                221,555,020
                                                                           ----------------
CONSUMER FINANCE--1.2%
  Capital One Financial Corp..............................       203,600         23,414,000
                                                                           ----------------
DISTRIBUTORS (FOOD & HEALTH)--1.5%
  Cardinal Health, Inc....................................       365,400         27,724,725
                                                                           ----------------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co.....................................       474,300         48,408,244
                                                                           ----------------
ELECTRONICS (SEMICONDUCTORS)--4.8%
  Intel Corp..............................................       656,000         77,777,000
  Micron Technology, Inc..................................       257,100         12,999,619
                                                                           ----------------
                                                                                 90,776,619
                                                                           ----------------
FINANCIAL (DIVERSIFIED)--4.9%
  Citigroup, Inc..........................................       542,150         26,836,425
  Freddie Mac.............................................       660,100         42,535,194
  Morgan Stanley, Dean Witter & Co. (b)...................       309,500         21,974,500
                                                                           ----------------
                                                                                 91,346,119
                                                                           ----------------
HEALTH CARE (DIVERSIFIED)--5.8%
  Bristol-Myers Squibb Co. (b)............................       383,400         51,303,712
  Mylan Laboratories, Inc.................................       367,600         11,579,400

                                                               SHARES           VALUE
                                                             -----------   ----------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Warner-Lambert Co.......................................       609,200   $     45,804,225
                                                                           ----------------
                                                                                108,687,337
                                                                           ----------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--6.7%
  Pfizer, Inc.............................................       494,800         62,066,475
  Schering-Plough Corp....................................       751,800         41,536,950
  Watson Pharmaceuticals, Inc. (b)........................       357,700         22,490,387
                                                                           ----------------
                                                                                126,093,812
                                                                           ----------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.7%
  Baxter International, Inc. (b)..........................       351,600         22,612,275
  Becton, Dickinson and Co................................       175,700          7,500,194
  Genzyme Corp............................................       184,900          9,198,775
  Medtronic, Inc..........................................       403,400         29,952,450
                                                                           ----------------
                                                                                 69,263,694
                                                                           ----------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.1%
  Clorox Co. (The)........................................        59,200          6,915,300
  Colgate-Palmolive Co....................................        90,700          8,423,762
  Procter & Gamble Co. (The) (b)..........................       269,800         24,636,112
                                                                           ----------------
                                                                                 39,975,174
                                                                           ----------------
INSURANCE (LIFE/HEALTH)--0.6%
  UNUM Corp...............................................       193,600         11,301,400
                                                                           ----------------
INSURANCE (MULTI-LINE)--1.9%
  American International Group, Inc.......................       241,850         23,368,756
  ReliaStar Financial Corp................................       246,700         11,379,037
                                                                           ----------------
                                                                                 34,747,793
                                                                           ----------------
LODGING--HOTELS--0.5%
  Carnival Corp...........................................       204,500          9,816,000
                                                                           ----------------
MANUFACTURING (DIVERSIFIED)--2.1%
  Tyco International Ltd..................................       532,500         40,170,469
                                                                           ----------------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  Halliburton Co..........................................       122,400          3,626,100
  Schlumberger Ltd........................................        79,400          3,662,325
  Transocean Offshore, Inc................................       120,500          3,230,906
                                                                           ----------------
                                                                                 10,519,331
                                                                           ----------------
OIL (DOMESTIC INTEGRATED)--1.8%
  USX-Marathon Group......................................     1,129,800         34,035,225
                                                                           ----------------
OIL (INTERNATIONAL INTEGRATED)--2.1%
  Amoco Corp..............................................       543,200         32,048,800
  Conoco, Inc. Class A (b)................................       320,200          6,684,175
                                                                           ----------------
                                                                                 38,732,975
                                                                           ----------------
RETAIL (BUILDING SUPPLIES)--1.8%
  Home Depot, Inc. (The)..................................       558,500         34,173,219
                                                                           ----------------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Tandy Corp. (b).........................................       172,900          7,121,319
                                                                           ----------------
RETAIL (DRUG STORES)--4.0%
  CVS Corp................................................       655,500         36,052,500
  Rite Aid Corp...........................................       779,200         38,619,100
                                                                           ----------------
                                                                                 74,671,600
                                                                           ----------------
RETAIL (FOOD CHAINS)--4.3%
  Meyer (Fred), Inc. (b)..................................       548,590         33,052,548
  Safeway, Inc. (b).......................................       788,300         48,037,031
                                                                           ----------------
                                                                                 81,089,579
                                                                           ----------------
RETAIL (GENERAL MERCHANDISE)--0.8%
  Wal-Mart Stores, Inc....................................       173,500         14,129,406
                                                                           ----------------
RETAIL (SPECIALTY)--1.7%
  Borders Group, Inc......................................       379,500          9,463,781

                       See Notes to Financial Statements

                                 GROWTH SERIES

                                                               SHARES           VALUE
                                                             -----------   ----------------
RETAIL (SPECIALTY)--CONTINUED
  Staples, Inc. (b).......................................       531,550   $     23,222,091
                                                                           ----------------
                                                                                 32,685,872
                                                                           ----------------
SERVICES (COMMERCIAL & CONSUMER)--0.5%
  ServiceMaster Co. (The).................................       450,000          9,928,125
                                                                           ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.4%
  AirTouch Communications, Inc. (b).......................       879,100         63,405,088
                                                                           ----------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  AT&T Corp...............................................       359,400         27,044,850
  MCI WorldCom, Inc. (b)..................................       455,794         32,703,220
                                                                           ----------------
                                                                                 59,748,070
                                                                           ----------------
TELEPHONE--2.0%
  BellSouth Corp..........................................       436,600         21,775,425
  SBC Communications, Inc.................................       295,500         15,846,188
                                                                           ----------------
                                                                                 37,621,613
                                                                           ----------------
WASTE MANAGEMENT--1.7%
  Waste Management, Inc...................................       678,300         31,625,738
                                                                           ----------------
TOTAL COMMON STOCKS
  (Identified cost $1,331,834,475)......................................      1,845,166,131
                                                                           ----------------
FOREIGN COMMON STOCKS--0.8%
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.8%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)..............       211,000         14,677,687
                                                                           ----------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,319,521).........................................         14,677,687
                                                                           ----------------
TOTAL LONG-TERM INVESTMENTS--99.1%
  (Identified cost $1,344,153,996)......................................      1,859,843,818
                                                                           ----------------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--0.8%
  Greenwich Funding Corp. 5.20%,
    1/4/99........................................  A-1+          $       3,000   $     2,997,964
  SBC. Communications Inc. 5.95%,
    1/6/99........................................  A-1+                  3,770         3,766,885
  Freddie Mac 5%, 1/8/99..........................  A-1+                  2,000         1,998,024
  Pitney Bowes Credit Corp. 4.95%,
    1/14/99.......................................  A-1+                  5,945         5,934,373
  Vermont American Corp. 5.45%,
    1/27/99.......................................  A-1+                  1,115         1,110,611
                                                                                  ---------------
                                                                                       15,807,857
                                                                                  ---------------
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.50%, 1/4/99..............................                       13,770        13,764,836
                                                                                  ---------------
MEDIUM-TERM NOTES--0.1%
  General Electric Capital Corp. 5.14%, 3/4/99
    (c)...........................................  A-1+                  1,000           999,900
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $30,575,635)................................................        30,572,593
                                                                                  ---------------
TOTAL INVESTMENTS--100.7%
  (Identified cost $1,374,729,631).............................................     1,890,416,411(a)
  Cash and receivables, less liabilities--(0.7%)...............................       (14,120,110)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $ 1,876,296,301
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $532,916,550 and gross depreciation of $15,547,346 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,373,047,207.
(b)  Non-income producing.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $1,374,729,631)...........................................  $ 1,890,416,411
Receivables
  Investment securities sold................................       12,648,491
  Fund shares sold..........................................        1,205,089
  Dividends and interest....................................        1,002,798
Prepaid expenses............................................           32,273
                                                              ---------------
    Total assets............................................    1,905,305,062
                                                              ---------------
LIABILITIES
Payables
  Custodian.................................................           25,163
  Investment securities purchased...........................       26,232,303
  Fund shares repurchased...................................        1,447,850
  Investment advisory fee...................................          928,585
  Financial agent fee.......................................           60,789
  Trustees' fee.............................................            5,060
  Accrued expenses..........................................          309,011
                                                              ---------------
    Total liabilities.......................................       29,008,761
                                                              ---------------
NET ASSETS..................................................  $ 1,876,296,301
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 1,331,914,616
  Undistributed net investment income.......................        1,285,201
  Accumulated net realized gain.............................       27,409,704
  Net unrealized appreciation...............................      515,686,780
                                                              ---------------
NET ASSETS..................................................  $ 1,876,296,301
                                                              ---------------
                                                              ---------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       78,409,721
                                                              ---------------
                                                              ---------------
Net asset value and offering price per share................  $         23.93
                                                                      -------
                                                                      -------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  11,511,581
  Interest..................................................      2,338,299
  Foreign taxes withheld....................................        (83,354)
                                                              -------------
    Total investment income.................................     13,766,526
                                                              -------------
EXPENSES
  Investment advisory fee...................................     10,143,250
  Financial agent fee.......................................        706,724
  Custodian.................................................        174,982
  Printing..................................................         98,816
  Professional..............................................         44,009
  Trustees..................................................         13,431
  Miscellaneous.............................................         83,231
                                                              -------------
    Total expenses..........................................     11,264,443
                                                              -------------
NET INVESTMENT INCOME.......................................      2,502,083
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     45,867,063
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    390,908,702
                                                              -------------
NET GAIN ON INVESTMENTS.....................................    436,775,765
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 439,277,848
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED       YEAR ENDED
                                                                                        DECEMBER 31,     DECEMBER 31,
                                                                                            1998             1997
                                                                                       --------------   ---------------
FROM OPERATIONS
  Net investment income (loss).......................................................  $   2,502,083    $    8,821,110
  Net realized gain (loss)...........................................................     45,867,063       208,505,196
  Net change in unrealized appreciation (depreciation)...............................    390,908,702        44,027,962
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................    439,277,848       261,354,268
                                                                                       --------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................................................     (2,092,243)       (8,665,448)
  Net realized gains.................................................................    (67,564,709)     (236,146,906)
                                                                                       --------------   ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..........................    (69,656,952)     (244,812,354)
                                                                                       --------------   ---------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (14,661,827 and 12,502,677 shares, respectively).....    306,260,617       253,355,592
  Net asset value of shares issued from reinvestment of distributions (3,143,060 and
    12,750,840 shares, respectively).................................................     69,656,952       244,812,354
  Cost of shares repurchased (17,964,177 and 12,075,426 shares, respectively)........   (374,810,017)     (244,536,540)
                                                                                       --------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS.....................................      1,107,552       253,631,406
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS.........................................................    370,728,448       270,173,320
NET ASSETS
  Beginning of period................................................................  1,505,567,853     1,235,394,533
                                                                                       --------------   ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,285,201 AND
    $875,361, RESPECTIVELY)..........................................................  $1,876,296,301   $1,505,567,853
                                                                                       --------------   ---------------
                                                                                       --------------   ---------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,
                                         1998           1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $    19.16     $   18.89     $   18.13     $   15.69     $   16.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.03          0.13          0.19          0.20          0.23(1)(3)
  Net realized and unrealized gain
    (loss)..........................         5.65          3.70          2.10          4.60          0.02
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................         5.68          3.83          2.29          4.80          0.25
                                      -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................        (0.03)        (0.13)        (0.18)        (0.17)        (0.23)
  Dividends from net realized
    gains...........................        (0.88)        (3.43)        (1.35)        (2.19)        (0.92)
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............        (0.91)        (3.56)        (1.53)        (2.36)        (1.15)
                                      -----------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........         4.77          0.27          0.76          2.44         (0.90)
                                      -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $    23.93     $   19.16     $   18.89     $   18.13     $   15.69
                                      -----------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------

Total return........................        30.01%        21.07%        12.58%        30.85%         1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $1,876,296     $1,505,568    $1,235,395     $985,389      $616,221
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.69%         0.74%         0.72%         0.75%(2)      0.80%
  Net investment income.............         0.15%         0.64%         1.03%         1.12%         1.38%
Portfolio turnover rate.............          102%          284%          167%          173%          185%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking high current income. Investors should note that the Fund may invest in emerging-markets debt and high-yield securities. Foreign investments pose added risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty. High-yielding fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned (4.02)% compared with a return of 8.69% for the Lehman Brothers Aggregate Index.(1) In contrast, the J.P. Morgan Emerging Market Bond Index Plus was down (14.35)% for the same period.(2) All performance figures assume reinvestment of distributions and are net of sales charges.

    The disappointing performance was due to our exposure to more credit-sensitive sectors of the bond market. During 1998, the world financial markets have been experiencing a global "flight to quality" that has been driven by the financial crises in Asia and Russia. U.S. Treasuries have been the sole benefactor, while the biggest losers have been higher-yielding sectors, such as emerging-markets and domestic high-yield, two of our largest portfolio positions.

    The two biggest risks in fixed income investing are interest rate risk and credit risk. Our investment approach does not try to anticipate the direction of interest rates. Instead, we seek to add value by identifying undervalued sectors of the bond market. This contrarian approach is one that requires discipline and conviction, but has served us well in the past. Of course, past performance is no guarantee of future results.

    We will continue to follow our value-oriented investment approach, overweighting those sectors where we find the best values. Despite recent weakness, our long-term outlook remains constructive. We feel the market has overreacted to global events, resulting in extraordinary values for long-term investors. We will continue to maintain well-diversified portfolios (investing across 12 market sectors), with exposure to more credit-sensitive sectors, which we perceive to be considerably undervalued.

OUTLOOK

    It is important at times like this to keep a long-term perspective as extreme market moves like the one we are currently experiencing generally reverse themselves over time. We have seen a number of market events like this over the last decade. Two that most resemble the current situation were the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

(1) The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index is not available for direct investment.

(2) The J.P. Morgan Emerging Market Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index is not available for direct investment.

                        MULTI-SECTOR FIXED INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MULTI-SECTOR FIXED INCOME      LEHMAN BROTHERS AGGREGATE BOND
                        SERIES                           INDEX*
12/31/1988                     $10,000.00                           $10,000.00
12/31/1989                     $10,817.36                           $11,453.45
12/31/1990                     $11,385.31                           $12,479.63
12/31/1991                     $13,595.70                           $14,476.73
12/31/1992                     $14,959.31                           $15,548.07
12/31/1993                     $17,337.56                           $17,064.12
12/31/1994                     $16,388.58                           $16,566.46
12/31/1995                     $20,246.12                           $19,627.75
12/31/1996                     $22,760.36                           $20,340.30
12/31/1997                     $25,247.92                           $22,303.70
12/31/1998                     $24,234.00                           $24,241.18

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
  12/31/98

                                            1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Multi-Sector Fixed Income Series            (4.02)%    6.93%      9.26%
-----------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*        8.69%     7.27%      9.26%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. The Index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
U.S. GOVERNMENT SECURITIES--2.0%
  U.S. Treasury Notes 4.75%, 11/15/08..................  Aaa           $  1,250   $   1,258,942
  U.S. Treasury Notes 5.25%, 11/15/28..................  Aaa              2,400       2,456,955
                                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,691,391).................................................       3,715,897
                                                                                  -------------
AGENCY MORTGAGE-BACKED SECURITIES--0.8%
  GNMA 8%, 9/15/06.....................................  Aaa                  8           8,500
  GNMA 8%, 10/15/06....................................  Aaa                129         134,825
  GNMA 6.50%, '24-'26..................................  Aaa              1,305       1,325,406
                                                                                  -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,427,614).................................................       1,468,731
                                                                                  -------------
MUNICIPAL BONDS--11.9%
CALIFORNIA--1.6%
  Orange County Pension Revenue Series A Taxable 7.67%,
    9/1/09.............................................  Aaa              2,620       2,990,075
                                                                                  -------------
COLORADO--1.2%
  Denver City and County School District 01 Pension
    Taxable 6.76%, 12/15/07............................  Aaa              2,000       2,140,000
                                                                                  -------------
FLORIDA--1.1%
  Palm Beach County Solid Waste Industrial Development
    Project B Revenue Taxable 10.50%, 1/1/11 (e)(f)....  NR               1,500         750,000

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
FLORIDA--CONTINUED
  University of Miami Exchangeable Revenue Series A
    Taxable 7.65%, 4/1/20..............................  Aaa           $  1,290   $   1,381,912
                                                                                  -------------
                                                                                      2,131,912
                                                                                  -------------
ILLINOIS--1.6%
  Illinois Educational Facilities Authority-- Loyola
    University Revenue Series A 5.70%, 7/1/24..........  Aaa              1,200       1,293,000
  Illinois Educational Facilities Authority-- Loyola
    University Revenue Series A Taxable 7.84%,
    7/1/24.............................................  Aaa              1,600       1,734,000
                                                                                  -------------
                                                                                      3,027,000
                                                                                  -------------
MASSACHUSETTS--3.3%
  Massachusetts State Port Authority Revenue Series C
    Taxable 6.35%, 7/1/06..............................  Aa               1,500       1,569,375
  Massachusetts State Turnpike Authority Series A
    Revenue 5%, 1/1/27.................................  Aaa              2,125       2,095,781
  Massachusetts State Water Resources Authority Revenue
    Series D 5%,
    8/1/24.............................................  Aaa              2,500       2,468,750
                                                                                  -------------
                                                                                      6,133,906
                                                                                  -------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
PENNSYLVANIA--1.1%
  Pittsburgh Series B Pension General Obligation
    Taxable 6.35%, 3/1/13..............................  Aaa           $  2,000   $   2,100,000
                                                                                  -------------
TEXAS--0.8%
  Texas State University System Revenue 6.16%,
    3/15/06............................................  Aaa              1,495       1,534,244
                                                                                  -------------
VIRGINIA--0.4%
  Newport News Series B Taxable 7.05%, 1/15/25.........  Aa                 750         774,375
                                                                                  -------------
WASHINGTON--0.8%
  Snohomish County Washington School District 5.65%,
    12/1/09............................................  Aaa              1,400       1,547,000
                                                                                  -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $21,832,860)................................................      22,378,512
                                                                                  -------------
ASSET-BACKED SECURITIES--5.0%
  Continental Airlines, Series 97-2D 7.522%, 6/30/01...  Ba               2,004       2,001,291
  Green Tree Financial Corp. 94-1, B2 7.85%, 4/15/19...  Baa(c)           3,000       2,895,000
  Green Tree Financial Corp. 97-4, M1 7.22%, 2/15/29...  Aa               2,500       2,514,062
  Team Fleet Financing Corp. 96-1, B 144A 7.10%,
    12/15/02 (b).......................................  BBB(c)           1,975       1,955,250
                                                                                  -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $9,579,253).................................................       9,365,603
                                                                                  -------------
CORPORATE BONDS--18.4%
AIRLINES--1.0%
  U.S. Airways 6.85%, 01/30/18.........................  A                1,860       1,861,581
                                                                                  -------------
AUTO PARTS & EQUIPMENT--1.3%
  Titan Tire Corp. 7%, 2/11/00.........................  NR               2,500       2,475,000
                                                                                  -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Poland Communications, Inc. Series B 9.875%,
    11/1/03............................................  B                2,200       1,944,250
                                                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)--0.3%
  PSINet, Inc. 144A 11.50%, 11/1/08 (b)................  B                  600         624,000
                                                                                  -------------
ENTERTAINMENT--0.8%
  SFX Entertainment, Inc. 144A 9.125%, 12/1/08 (b).....  B                1,500       1,496,250
                                                                                  -------------
FINANCIAL (DIVERSIFIED)--1.3%
  BNP U.S. Funding LLC Series A 144A, 7.738%, 12/31/49
    (b)(d).............................................  A                2,500       2,412,435
                                                                                  -------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--3.9%
  Majestic Star Casino LLC Series B 12.75%, 5/15/03....  B                1,500       1,567,500
  Mashantucket Pequot 144A 6.57%, 9/1/13 (b)...........  Aaa              2,140       2,153,375
  Mashantucket Pequot 144A 6.91%, 9/1/12 (b)...........  Aaa              1,100       1,138,500
  Station Casinos, Inc. 10.125%, 3/15/06...............  B                2,250       2,356,875
                                                                                  -------------
                                                                                      7,216,250
                                                                                  -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--0.9%
  Schein Pharmaceutical, Inc. 8.762%, 12/15/04 (d).....  B                2,055       1,767,300
                                                                                  -------------
MANUFACTURING (SPECIALIZED)--0.6%
  Collins & Aikman Products 11.50%, 4/15/06............  B                1,000       1,042,500
                                                                                  -------------
OIL & GAS (EXPLORATION & PRODUCTION)--3.1%
  Benton Oil & Gas Co. 9.375%, 11/1/07.................  B                1,500         930,000
  Benton Oil & Gas Co. 144A 11.625%, 5/1/03 (b)........  B                1,000         660,000
                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
  Forcenergy, Inc. Series B 8.50%, 2/15/07.............  B             $  4,325   $   2,595,000
  Lomak Petroleum, Inc. 8.75%, 1/15/07.................  B                1,750       1,627,500
                                                                                  -------------
                                                                                      5,812,500
                                                                                  -------------
PERSONAL CARE--0.9%
  Bally Total Fitness Holding Corp. Series B 9.875%,
    10/15/07...........................................  B                1,750       1,715,000
                                                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  ARA Services, Inc. 10.625%, 8/1/00...................  Baa                 54          56,970
  Fisher Scientific International, Inc. 144A 9%, 2/1/08
    (b)................................................  B                1,000       1,000,000
                                                                                  -------------
                                                                                      1,056,970
                                                                                  -------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
  RCN Corp. Series B 0%, 2/15/08 (d)...................  B                2,000       1,080,000
                                                                                  -------------
TELEPHONE--1.7%
  ICG Holdings, Inc. 0%, 9/15/05 (d)...................  NR                 900         747,000
  Interamericas Co. 144A 14%, 10/27/07 (b).............  NR               1,830         960,750
  Intermedia Communications, Inc. Series B 0%, 7/15/07
    (d)................................................  B                1,100         770,000
  Pathnet, Inc. 12.25%, 4/15/08........................  NR               1,000         700,000
                                                                                  -------------
                                                                                      3,177,750
                                                                                  -------------
TRUCKERS & MARINE--0.4%
  Hvide Marine, Inc. 8.375%, 2/15/08...................  B                1,000         811,250
                                                                                  -------------
TOTAL CORPORATE BONDS
  (Identified cost $38,992,188)................................................      34,493,036
                                                                                  -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--24.4%
  BTC Mortgage Investors Trust 97-S1, D 144A 6.95%,
    12/31/09 (b).......................................  BBB(c)           1,750       1,750,000
  CS First Boston Corp. 97-SPCE, D 144A 7.332%, 4/20/08
    (b)................................................  BBB(c)           1,800       1,763,437
  CS First Boston Mortgage Securities 97-1R, 1M4 144A
    7.312%, 2/28/22 (b)................................  Baa              2,697       2,496,175
  ContiMortgage Home Equity Loan Trust 98-1, B 7.86%,
    4/15/29............................................  Baa              4,000       3,937,500
  DLJ Mortgage Acceptance Corp. 97-CF2, B1 144A 7.14%,
    11/15/08 (b).......................................  Baa              2,200       2,042,562
  First Chicago/Lennar Trust 97-CHL1, D 144A 8.11%,
    5/29/08 (b)........................................  BB(c)            2,000       1,715,625
  First Union Lehman Brothers Bank of America 98-C2, D
    6.778%, 3/18/13....................................  Baa              3,000       2,834,063
  GE Capital Mortgage Securities, Inc. 98-26, M 6.25%,
    2/25/14............................................  AAA(c)           1,217       1,197,153
  GE Capital Mortgage Services, Inc. 96-8, 2A5 7.50%,
    5/25/26............................................  AAA(c)             972         981,486
  General Growth Properties 97-1, D2 144A 6.992%,
    11/15/07 (b).......................................  Baa              2,000       1,935,625
  IMC Home Equity Loan Trust 98-1, B 7.87% 6/20/29.....  Baa              2,000       1,930,938
  IMPAC CMB Trust 98-2, M3 7.25%, 4/25/28..............  A(c)               957         959,139
  LB Commercial Conduit Mortgage Trust 98-C4, A1B
    6.21%, 10/15/08....................................  Aaa              2,250       2,294,297
  Merrill Lynch Mortgage Investors, Inc. 96-C2, A3
    6.96%, 11/21/28....................................  A(c)             3,607       3,715,210
  Morgan Stanley Capital I 98-WF2, C 6.77%, 6/15/08....  A(c)             1,700       1,734,000
  Residential Asset Securitization Trust 96-A4, A13
    7.50%, 9/25/26.....................................  AAA(c)           1,000       1,014,375
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26...........................................  AAA(c)             273         273,052
  Residential Funding Mortgage Securities I 94-57, M3
    6.50%, 3/25/24.....................................  BBB(c)           4,012       3,799,398
  Ryland Mortgage Securities Corp. III 92-A, 1A 8.258%,
    3/29/30............................................  A-(c)              750         748,887

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Securitized Asset Sales, Inc. 95-6, B3 144A 7%,
    12/25/10 (b).......................................  NR            $  1,266   $   1,180,091
  Securitized Asset Sales, Inc. 95-A, M 7.53%,
    3/25/24............................................  Aa               1,771       1,782,754
  Structured Asset Securities Corp. 95-C1, D 7.375%,
    9/25/24............................................  BBB(c)           2,000       2,008,750
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24...........................................  A+(c)            2,250       2,257,031
  Wilshire Funding Corp. 97-WFC1, M3 7.25%, 8/25/27....  Baa              1,541       1,404,422
                                                                                  -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $46,266,182)................................................      45,755,970
                                                                                  -------------
FOREIGN GOVERNMENT SECURITIES--18.3%
ARGENTINA--3.4%
  Republic of Argentina 11%, 12/4/05...................  Ba               3,050       3,042,375
  Republic of Argentina BGL5 11.375%, 1/30/17..........  Ba               1,500       1,503,750
  Republic of Argentina RegS 11.75%, 2/12/07...........  Ba               2,250       1,915,312
                                                                                  -------------
                                                                                      6,461,437
                                                                                  -------------
BRAZIL--1.6%
  Republic of Brazil C Bond, PIK interest
    capitalization, 8%, 4/15/14 (d)....................  B                2,555       1,539,629
  Republic of Brazil NMB-L Bearer 6.188%, 4/15/09
    (d)................................................  B                2,500       1,382,812
                                                                                  -------------
                                                                                      2,922,441
                                                                                  -------------
BULGARIA--1.8%
  Republic of Bulgaria FLIRB Series A Bearer 2.50%,
    7/28/12 (d)........................................  B                4,430       2,547,250
  Republic of Bulgaria IAB Series PDI Euro 6.688%,
    7/28/11 (d)........................................  B                1,250         845,313
                                                                                  -------------
                                                                                      3,392,563
                                                                                  -------------
COLOMBIA--1.8%
  Republic of Colombia 7.625%, 2/15/07.................  Baa              1,500       1,248,750
  Republic of Colombia Global Bond 8.375%, 2/15/27.....  Baa              2,750       2,048,750
                                                                                  -------------
                                                                                      3,297,500
                                                                                  -------------
CROATIA--1.6%
  Croatia Series A 6.563%, 7/31/10 (d).................  Baa              2,000       1,600,000
  Croatia Series B 6.563%, 7/31/06 (d).................  Baa              1,810       1,465,744
                                                                                  -------------
                                                                                      3,065,744
                                                                                  -------------
DOMINICAN REPUBLIC--0.2%
  Dominican Republic PDI Bearer 6.625%, 8/30/09 (d)....  B(c)               485         339,500
                                                                                  -------------
MEXICO--3.0%
  United Mexican States Global Bond 11.50%, 5/15/26....  Ba               5,350       5,700,425
                                                                                  -------------
PANAMA--1.1%
  Republic of Panama 8.875%, 9/30/27...................  Ba               2,215       2,093,175
                                                                                  -------------
PERU--1.0%
  Peru PDI 4%, 3/7/17 (d)..............................  BB(c)            2,950       1,865,875
                                                                                  -------------
POLAND--1.9%
  Poland PDI Bearer 5%, 10/27/14 (d)...................  Baa              3,750       3,513,281
                                                                                  -------------
SOUTH AFRICA--0.9%
  Republic of South Africa 8.50%, 6/23/17..............  Baa              2,080       1,600,768
                                                                                  -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $34,928,431)................................................
                                                                                     34,252,709
                                                                                  -------------
                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
FOREIGN CORPORATE BONDS--15.8%
ARGENTINA--3.3%
  Compania de Radiocomunicaciones Moviles SA 144A
    9.25%, 5/8/08 (b)..................................  Ba            $  3,200   $   2,960,000
  Mastellone Hermanos S.A. 11.75%, 04/01/08............  B                1,000         807,500
  Telefonica de Argentina 144A 9.125%, 5/7/08 (b)......  Ba               2,500       2,312,500
                                                                                  -------------
                                                                                      6,080,000
                                                                                  -------------
BRAZIL--1.4%
  Globo Communicacoes Co. 144A 10.625%, 12/5/08 (b)....  B                3,500       2,292,500
  MRS Logistica SA RegS Series B 10.625%, 8/15/05......  B(c)               750         388,125
                                                                                  -------------
                                                                                      2,680,625
                                                                                  -------------
CAYMAN ISLANDS--1.1%
  Centaur Funding Corp. 144A, 9.08%, 4/21/20 (b).......  Baa              2,000       2,075,000
                                                                                  -------------
CHILE--1.7%
  Compania Sud Americana de Vapores SA 7.375%,
    12/8/03............................................  BBB(c)           2,000       1,810,000
  Empresa Nacional de Electricidad SA 7.75%, 7/15/08...  Baa              1,500       1,416,300
                                                                                  -------------
                                                                                      3,226,300
                                                                                  -------------
CHINA--0.5%
  AES China Generating Co. Yankee 10.125%, 12/15/06....  Ba               1,235         852,150
                                                                                  -------------
GREECE--0.9%
  Fage Dairy Industries SA 9%, 2/1/07..................  B                2,000       1,710,000
                                                                                  -------------
INDONESIA--0.3%
  APP Finance II Mauritius, Ltd. 12%, 12/29/49 (d).....  Caa              1,090         624,025
                                                                                  -------------
JAPAN--1.9%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (b)(d).............................................  Baa                330         284,314
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (b)(d)......  Baa              3,500       3,331,073
                                                                                  -------------
                                                                                      3,615,387
                                                                                  -------------
NETHERLANDS--2.4%
  PTC International Finance BV 0%, 7/1/07 (d)..........  NR               6,500       4,420,000
                                                                                  -------------
POLAND--0.9%
  TPSA Finance 144A 7.75%, 12/10/08 (b)................  Baa              1,625       1,602,656
                                                                                  -------------
VENEZUELA--1.4%
  PDVSA Finance Ltd. 144A 7.50%, 11/15/28 (b)..........  A                3,250       2,591,875
                                                                                  -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $31,983,669)................................................
                                                                                     29,478,018
                                                                                  -------------
FOREIGN CONVERTIBLE BONDS--0.7%
CANADA--0.1%
  PLD Telekom Cv. 144A 9%, 6/1/06 (b)..................  NR                 600         222,750
                                                                                  -------------
RUSSIA--0.6%
  Lukinter Finance Cv. 3.50%, 5/6/02...................  CC(c)            3,200       1,168,000
                                                                                  -------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $4,705,775).................................................
                                                                                      1,390,750
                                                                                  -------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
PREFERRED STOCKS--0.5%
PAPER & FOREST PRODUCTS--0.5%
  SD Warren Co. Series B Pfd. PIK 14%.......................
                                                               30,000   $    987,010
                                                                        ------------
TOTAL PREFERRED STOCKS
  (Identified cost $607,500).........................................
                                                                             987,010
                                                                        ------------
WARRANTS--0.1%
COMPUTERS (NETWORKING)--0.0%
  Orion Network Systems, Inc. Warrants (e)..................
                                                                1,000          6,000
                                                                        ------------
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (e)........................
                                                                3,050         14,640
                                                                        ------------
TELEPHONE--0.1%
  FirstCom, Corp. 144A Warrants (b)(e)......................
                                                               64,050         80,063
  Pathnet, Inc.144A Warrants (b)(e).........................
                                                                1,000         10,000
                                                                        ------------
                                                                              90,063
                                                                        ------------
TOTAL WARRANTS
  (Identified cost $0)...............................................
                                                                             110,703
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $194,014,863).....................................
                                                                         183,396,939
                                                                        ------------

                                                          STANDARD
                                                          & POOR'S       PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
SHORT-TERM OBLIGATIONS--1.2%
COMMERCIAL PAPER--1.2%
  Receivables Capital Corp. 5.15%, 1/4/99..............  A-1           $  2,195   $   2,194,058
                                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,194,058).................................................
                                                                                      2,194,058
                                                                                  -------------
TOTAL INVESTMENTS--99.1%
  (Identified cost $196,208,921)...............................................
                                                                                    185,590,997(a)
  Cash and receivables, less liabilities--0.9%.................................
                                                                                      1,772,413
                                                                                  -------------
NET ASSETS--100.0%.............................................................
                                                                                  $ 187,363,410
                                                                                  -------------
                                                                                  -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,447,049 and gross depreciation of $16,717,148 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $197,861,096.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $43,046,806 or 23% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Security in default.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $196,208,921).............................................  $ 185,590,997
Cash........................................................      1,915,361
Receivables
  Interest and dividends....................................      3,953,211
  Investment securities sold................................      1,022,849
  Fund shares sold..........................................         95,283
Prepaid expenses............................................          3,801
                                                              -------------
    Total assets............................................    192,581,502
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      4,887,703
  Fund shares repurchased...................................        140,937
  Investment advisory fee...................................         80,643
  Financial agent fee.......................................         15,562
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         88,187
                                                              -------------
    Total liabilities.......................................      5,218,092
                                                              -------------
NET ASSETS..................................................  $ 187,363,410
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 205,143,488
  Undistributed net investment income.......................        896,193
  Accumulated net realized loss.............................     (8,058,347)
  Net unrealized depreciation...............................    (10,617,924)
                                                              -------------
NET ASSETS..................................................  $ 187,363,410
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,401,284
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        9.18
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $ 16,242,598
  Dividends.................................................       167,510
                                                              ------------
    Total investment income.................................    16,410,108
                                                              ------------
EXPENSES
  Investment advisory fee...................................       993,926
  Financial agent fee.......................................       162,234
  Custodian.................................................        39,526
  Professional..............................................        25,102
  Printing..................................................        24,431
  Trustees..................................................        12,789
  Miscellaneous.............................................        23,460
                                                              ------------
    Total expenses..........................................     1,281,468
                                                              ------------
NET INVESTMENT INCOME.......................................    15,128,640
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (8,037,422)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (15,423,527)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (23,460,949)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (8,332,309)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  15,128,640    $  11,667,589
  Net realized gain (loss)..................................     (8,037,422)       4,695,405
  Net change in unrealized appreciation (depreciation)......    (15,423,527)         390,571
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (8,332,309)      16,753,565
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (14,753,888)     (11,945,923)
  Net realized gains........................................     (1,233,525)      (4,694,394)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (15,987,413)     (16,640,317)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (8,615,846 and 8,085,010
    shares, respectively)...................................     85,699,046       84,607,552
  Net asset value of shares issued from reinvestment of
    distributions (1,648,116 and 1,609,511 shares,
    respectively)...........................................     15,987,413       16,640,317
  Cost of shares repurchased (8,318,291 and 5,265,201
    shares, respectively)...................................    (81,629,911)     (54,778,943)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     20,056,548       46,468,926
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     (4,263,174)      46,582,174
NET ASSETS
  Beginning of period.......................................    191,626,584      145,044,410
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $896,193 AND $336,142, RESPECTIVELY)..........  $ 187,363,410    $ 191,626,584
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           YEAR ENDED DECEMBER 31,
                                         1998         1997         1996         1995            1994
                                      -----------   ---------    ---------    ---------       ---------
Net asset value, beginning of
  period............................   $    10.38   $   10.34    $   10.22    $    8.98       $   10.27
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.77        0.75(1)      0.79(1)      0.83(1)(2)      0.72(1)(2)
  Net realized and unrealized gain
    (loss)..........................        (1.17)       0.34         0.43         1.22           (1.28)
                                      -----------   ---------    ---------    ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................        (0.40)       1.09         1.22         2.05           (0.56)
                                      -----------   ---------    ---------    ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................        (0.74)      (0.77)       (0.78)       (0.81)          (0.73)
  Dividends from net realized
    gains...........................        (0.06)      (0.28)       (0.32)          --              --
                                      -----------   ---------    ---------    ---------       ---------
    TOTAL DISTRIBUTIONS.............        (0.80)      (1.05)       (1.10)       (0.81)          (0.73)
                                      -----------   ---------    ---------    ---------       ---------
CHANGE IN NET ASSET VALUE...........        (1.20)       0.04         0.12         1.24           (1.29)
                                      -----------   ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD......   $     9.18   $   10.38    $   10.34    $   10.22       $    8.98
                                      -----------   ---------    ---------    ---------       ---------
                                      -----------   ---------    ---------    ---------       ---------

Total return........................        (4.02)%     10.93%       12.42%       23.54%          (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................     $187,363    $191,627     $145,044     $109,046         $74,686
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.64%       0.65%        0.65%        0.65%(3)        0.66%
  Net investment income.............         7.61%       7.25%        7.80%        8.55%           7.62%
Portfolio turnover rate.............          160%        151%         191%         147%            181%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, and $0.006 per share, respectively.
(2) Computed using average shares outstanding
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees: if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in common stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 20.79% compared with a return of 19.67% for a composite benchmark index comprised of 55% of the return for the S&P 500 Index(1), 35% of the return for the Lehman Aggregate Bond Index(2) and 10% of the return of the 90-day T-bill.(3) The S&P 500 Index returned 28.76% for the same period. All performance figures assume reinvestment of distributions and are net of sales charges.

    The 1998 calendar year proved to be one of the more difficult investment years in recent memory given the extreme volatility in the global equity and fixed income markets. In fact, U.S. equities by many measures had not seen this level of volatility since the 1987 market crash. Not since 1990 were bond investors punished so severely for owning anything other than U.S. Government securities.

    While 1998 turned out to be an excellent year for large-cap stocks, small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Fund's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong equity performance last year.

    Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the Fund's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

    With respect to the fixed-income portion of the Fund, the interest rate roller coaster ride of 1997 (with rates starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second half of the year toward a preference for the safety and liquidity of U.S. Treasuries. With the benefit of three swift rate cuts by the Federal Reserve Board, the markets began to calm in the fourth quarter, and the 30-year U.S. Treasury bond closed out the year at 5.09%. While the most recent CPI figures indicate that U.S. inflation remains benign at a modest 1.6% annualized rate--a slight slowdown from 1997's 1.7% rate--the mood in the bond market remains tenuous.

    While we are not pleased with our results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the US Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently, they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980 there was only one occurrence where U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those non-core sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets particularly during extreme market moves.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Lehman Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance. The Index is not available for direct investment.

(3) The 90-day T-bill is a commonly used measure of money market total return performance.

                          STRATEGIC ALLOCATION SERIES

    Overall, we remain cautiously optimistic on the market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

    Although we anticipate a slowdown in the U.S. economy, we do not expect the recession that seems to be factored into the domestic high-yield market currently. We do expect that this sector's defaults will pick up in 1999; however, the level being priced into the market is extremely high. Our holdings in this area represent a diversified group of securities in industries with good fundamentals, and solid underlying businesses. In addition, we have significant exposure to U.S. dollar-denominated below investment-grade foreign holdings. This sector remains among the most attractive from a risk-reward perspective. We own debt securities of countries that have good fundamentals and more stable political situations, such as Mexico, Argentina, Panama, Bulgaria, and Peru.

    We believe the fixed-income portion of the Fund is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. The market is paying investors a large yield premium or yield advantage as compensation for taking risk. Priced into this premium is much bad news. For those investors willing and able to be patient and discerning, we believe these factors present outstanding opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     LIPPER ANALYTICAL SERVICES FLEXIBLE PORTFOLIO INDEX**
               STRATEGIC ALLOCATION SERIES      BALANCED BENCHMARK *


12/31/1988                      $10,000.00      $10,000.00                                                    $10,000.00
12/31/1989                      $11,977.55      $12,312.04                                                    $11,725.08
12/31/1990                      $12,666.26      $12,595.30                                                    $11,834.86
12/31/1991                      $16,369.75      $15,488.25                                                    $15,027.78
12/31/1992                      $18,116.24      $16,608.63                                                    $15,880.20
12/31/1993                      $20,113.57      $18,144.34                                                    $17,903.98
12/31/1994                      $19,822.66      $18,179.16                                                    $17,426.38
12/31/1995                      $23,434.68      $23,129.04                                                    $21,537.75
12/31/1996                      $25,554.68      $26,444.46                                                    $24,564.00
12/31/1997                      $30,851.56      $32,249.49                                                    $29,177.75
12/31/1998                      $37,266.79      $38,592.09                                                    $34,006.77



              S & P 500 INDEX ***
12/31/1988             $10,000.00
12/31/1989             $13,143.49
12/31/1990             $12,723.63
12/31/1991             $16,609.89
12/31/1992             $17,887.30
12/31/1993             $19,676.05
12/31/1994             $19,936.37
12/31/1995             $27,413.96
12/31/1996             $33,787.07
12/31/1997             $45,063.71
12/31/1998             $58,022.45

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                          1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------
Strategic Allocation Series               20.79%    13.13%     14.06%
---------------------------------------------------------------------
Balanced Benchmark*                       19.67%    16.29%     14.46%
---------------------------------------------------------------------
Lipper Analytical Services Flexible
Portfolio Index**                         16.55%    13.69%     13.02%
---------------------------------------------------------------------
S&P 500 Index***                          28.76%    24.15%     19.22%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  * The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

 ** The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

*** The S&P 500 Stock Index is an unmanaged, commonly used measure of stock total return performance. The index is not available for direct investment.

                          STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
U.S. GOVERNMENT SECURITIES--12.5%
U.S. TREASURY BONDS--0.5%
  U.S. Treasury Bonds 6.125%, 11/15/27............  AAA           $ 2,300  $  2,569,923
                                                                           ------------
U.S. TREASURY NOTES--12.0%
  U.S. Treasury Notes 5.625%, 10/31/99............  AAA               800       806,149
  U.S. Treasury Notes 5.50%, 2/29/00..............  AAA            15,000    15,143,763
  U.S. Treasury Notes 4.50%, 9/30/00..............  AAA             2,025     2,021,528
  U.S. Treasury Notes 5.75%, 11/15/00.............  AAA             4,950     5,048,388
  U.S. Treasury Notes 5.75%, 11/30/02.............  AAA             1,630     1,690,903
  U.S. Treasury Notes 5.50%, 1/31/03..............  AAA            11,960    12,307,426
  U.S. Treasury Notes 5.50%, 2/28/03..............  AAA             7,000     7,206,790
  U.S. Treasury Notes 5.75%, 4/30/03..............  AAA             3,725     3,875,178
  U.S. Treasury Notes 5.50%, 2/15/08..............  AAA             2,550     2,701,957
  U.S. Treasury Notes 5.625%, 5/15/08.............  AAA             3,359     3,584,569
  U.S. Treasury Notes 5.25%, 8/15/03..............  AAA             3,053     3,130,024
                                                                           ------------
                                                                             57,516,675
                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $58,880,939)..........................................    60,086,598
                                                                           ------------
MUNICIPAL BONDS--3.2%
CALIFORNIA--1.5%
  California State Department Water Resources
    Revenue Series S 5%, 12/1/29..................  AA                415       410,331
  Kern County Pension Obligation Revenue Taxable
    7.26%, 8/15/14................................  AAA             1,500     1,657,500
  Long Beach Pension Obligation Taxable 6.87%,
    9/1/06........................................  AAA               840       901,950
  Los Angeles County Public Works PJ V-B 5.125%,
    12/1/29.......................................  AAA               630       633,937
  San Bernardino County Pension Obligation Revenue
    Taxable 6.87%, 8/1/08.........................  AAA               410       441,262
  San Bernardino County Pension Obligation Revenue
    Taxable 6.94%, 8/1/09.........................  AAA             1,110     1,202,963
  Sonoma County Pension Obligation 6.625%,
    6/1/13........................................  AAA               925       967,781
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.......................................  AAA               975     1,024,969
                                                                           ------------
                                                                              7,240,693
                                                                           ------------
FLORIDA--1.0%
  Florida State Department of Transportation
    Series A 5%, 7/1/27...........................  AA+               500       496,875
  Miami Beach Special Obligation Revenue Taxable
    8.60%, 9/1/21.................................  AAA             3,210     3,667,425
  University of Miami Revenue Taxable Series A
    7.65%, 4/1/20.................................  AAA               540       578,475
                                                                           ------------
                                                                              4,742,775
                                                                           ------------
MASSACHUSETTS--0.2%
  Massachusetts State Port Authority Revenue
    Taxable Series C 6.05%, 7/1/02................  AA-               835       851,700
  Massachusetts State Water Resources Authority
    Revenue Series D 5%, 8/1/24...................  AAA               500       493,750
                                                                           ------------
                                                                              1,345,450
                                                                           ------------
NEW YORK--0.3%
  New York State Dormitory Authority Pension
    Obligation Revenue Taxable 6.90%,4/1/03.......  BBB+              725       755,813
  New York State Environmental Facilities Corp.
    Revenue Taxable 6.70%, 3/15/08................  AAA               670       711,875
                                                                           ------------
                                                                              1,467,688
                                                                           ------------
TEXAS--0.2%
  Houston Water & Sewer System Revenue Refunding,
    Jr. Lien, Series D 5%, 12/1/25................  AAA               630       617,400

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
TEXAS--CONTINUED
  Texas State General Obligation Series B 5.25%,
    10/1/08.......................................  AA            $   255  $    276,038
                                                                           ------------
                                                                                893,438
                                                                           ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $14,965,478)..........................................    15,690,044
                                                                           ------------
ASSET-BACKED SECURITIES--1.2%
  AESOP Funding II LLC 97-1, A2 144A 6.40%,
    10/20/03 (d)..................................  AAA             2,000     2,045,000
  Capita Equipment Receivables Trust 97-1, B
    6.45%, 8/15/02................................  A+                720       727,200
  Copelco Capital Funding Corp., 98-A, A3 5.78%,
    2/15/01.......................................  AAA             1,250     1,251,563
  Fleetwood Credit Corp. Grantor Trust 96-B, A
    6.90%, 3/15/12................................  AAA               514       521,205
  Green Tree Financial Corp. 96-2, M1 7.60%,
    4/15/27.......................................  AA-             1,075     1,115,648
                                                                           ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $5,559,752)...........................................     5,660,616
                                                                           ------------
CORPORATE BONDS--0.9%
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Computer Associates International Series B
    6.375%, 4/15/05...............................  A-                635       625,475
                                                                           ------------
HEALTH CARE (DIVERSIFIED)--0.2%
  Tenet Healthcare Corp 144A 8.125%, 12/1/08
    (d)...........................................  BB-             1,200     1,243,500
                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%, 3/15/05.........  BBB               900       849,375
                                                                           ------------
MANUFACTURING (DIVERSIFIED)--0.1%
  Tyco International Group SA 6.375%, 6/15/05.....  A-                500       508,125
                                                                           ------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Cellulose Corp. 9.25%, 9/15/08..........  BB-               350       363,562
                                                                           ------------
RETAIL (FOOD CHAINS)--0.1%
  Meyer (Fred), Inc. 7.45%, 3/1/08................  BB+               650       703,625
                                                                           ------------
TRUCKS & PARTS--0.1%
  Cummins Engine Inc. 6.45%, 3/1/05...............  BBB+              320       312,400
                                                                           ------------
TOTAL CORPORATE BONDS
  (Identified cost $4,540,977)...........................................     4,606,062
                                                                           ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.1%
  CS First Boston Mortgage Securities Corp.
    95-AEW1, B 7.182%, 11/25/27...................  AA-             1,346     1,343,903
  First Union-Lehman Brothers 97-C1, B 7.43%,
    4/18/07.......................................  Aa(c)             850       918,797
  G.E. Capital Mortgage Services, Inc. 96-8, 1M
    7.25%, 5/25/26................................  AA                243       246,078
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07......  AA                645       678,862
  Mortgage Capital Funding, Inc. 96-MC2, A3,
    7.008%, 9/20/06...............................  Aaa(c)          1,800     1,892,812
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05......................................  AA                450       479,672
  Norwest Asset Securities Corp. 96-9, A15 7.75%
    1/25/27.......................................  Aaa(c)            900       913,500
  Residential Asset Securitization Trust 96-A8, A1
    8%, 12/25/26..................................  AAA               136       136,526
  Residential Funding Mortgage Securities I 96-S1,
    A11 7.10%, 1/25/26............................  AAA             1,500     1,509,375
  Residential Funding Mortgage Securities I 96-S4,
    M1 7.25%, 2/25/26.............................  AA                969       974,034
  Securitized Asset Sales 93-J, 2B 6.81%,
    11/28/23......................................  AA(c)             949       948,830

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Structured Asset Securities Corp. 93-C1, 6.60%,
    10/25/24......................................  A+            $ 1,150  $  1,153,689
  Structured Asset Securities Corp. 95-C4, B
    7.00%, 6/25/26................................  AA              1,650     1,665,469
  Triangle Funding Ltd. 98-2A, 3, 144A 7.163%,
    10/15/04 (d)..................................  BBB             2,000     1,992,500
                                                                           ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $14,591,989)..........................................    14,854,047
                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--1.9%
ARGENTINA--0.3%
  Republic of Argentina 9.75%, 9/19/27............  BBB-              490       438,795
  Republic of Argentina Bearer FRB 6.188%, 3/31/05
    (e)...........................................  BBB-            1,025       876,033
                                                                           ------------
                                                                              1,314,828
                                                                           ------------
BRAZIL--0.1%
  Republic of Brazil NMB-L Bearer 6.188%, 4/15/09
    (e)...........................................  BB-             1,185       655,453
                                                                           ------------
BULGARIA--0.1%
  Republic of Bulgaria FLIRB Series A Bearer
    2.50%, 7/28/12 (e)............................  B(c)              810       465,750
                                                                           ------------
COLOMBIA--0.2%
  Republic of Colombia 7.25%, 2/23/04.............  BBB-            1,000       852,500
                                                                           ------------
CROATIA--0.2%
  Croatia Series A 6.563%, 7/31/10 (e)............  BBB-              550       440,000
  Croatia Series B 6.563%, 7/31/06 (e)............  BBB-              475       384,758
                                                                           ------------
                                                                                824,758
                                                                           ------------
KOREA--0.2%
  Republic of Korea 8.875%, 4/15/08...............  BB+             1,095     1,127,850
                                                                           ------------
MEXICO--0.2%
  United Mexican States Global Bond 11.50%,
    5/15/26.......................................  BB              1,175     1,251,962
                                                                           ------------
PANAMA--0.2%
  Republic of Panama 8.875%, 9/30/27..............  BB+               965       911,925
                                                                           ------------
PERU--0.1%
  Peru PDI 4%, 3/7/17 (e).........................  BB                730       461,725
                                                                           ------------
POLAND--0.3%
  Poland Bearer PDI 5%, 10/27/14 (e)..............  BBB-            1,475     1,381,891
                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $9,809,809)...........................................     9,248,642
                                                                           ------------
FOREIGN CORPORATE BONDS--0.6%
ARGENTINA--0.1%
  Compania de Radiocomunicaciones Moviles SA 144A
    9.25%, 5/8/08 (d).............................  BBB               450       416,250
                                                                           ------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA 7.375%,
    12/8/03.......................................  BBB               140       126,700
  Petropower I Funding Trust 144A, 7.36%, 2/15/14
    (d)...........................................  BBB               500       421,875
                                                                           ------------
                                                                                548,575
                                                                           ------------
JAPAN--0.3%
  IBJ Preferred Capital Co. LLC 144A 8.79%,
    12/29/49 (d)..................................  Baa               830       715,094
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (d)....  BB+               830       789,940
                                                                           ------------
                                                                              1,505,034
                                                                           ------------
POLAND--0.1%
  TPSA Finance 144A 7.75%, 12/10/08 (d)...........  BBB-              355       350,119
                                                                           ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $3,093,960)...........................................     2,819,978
                                                                           ------------

                                                                          SHARES           VALUE
                                                                      ---------------   ------------
COMMON STOCKS--72.0%
BANKS (MAJOR REGIONAL)--2.7%
  Bank One Corp....................................................            59,902   $  3,058,746
  Mellon Bank Corp.................................................            38,900      2,674,375
  U.S. Bancorp.....................................................            50,000      1,775,000
  Wells Fargo & Co.................................................           134,600      5,375,587
                                                                                        ------------
                                                                                          12,883,708
                                                                                        ------------
BANKS (MONEY CENTER)--0.9%
  BankAmerica Corp.................................................            74,774      4,495,787
                                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.7%
  Anheuser-Busch Companies, Inc....................................            54,400      3,570,000
                                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)--1.2%
  PepsiCo, Inc.....................................................           141,000      5,772,187
                                                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.6%
  CBS Corp.........................................................            53,500      1,752,125
  Chancellor Media Corp. (b).......................................            47,300      2,264,487
  Clear Channel Communications, Inc. (b)...........................            33,200      1,809,400
  Fox Entertainment Group, Inc. Class A (b)........................            43,000      1,083,062
  Liberty Media Group Class A (b)..................................            90,400      4,164,050
  Tele-Communications, Inc. Class A (b)............................           111,900      6,189,469
                                                                                        ------------
                                                                                          17,262,593
                                                                                        ------------
COMMUNICATIONS EQUIPMENT--0.6%
  Tellabs, Inc. (b)................................................            40,200      2,756,212
                                                                                        ------------
COMPUTERS (HARDWARE)--2.6%
  International Business Machines Corp.............................            66,900     12,359,775
                                                                                        ------------
COMPUTERS (NETWORKING)--1.2%
  Cisco Systems, Inc. (b)..........................................            59,975      5,566,430
                                                                                        ------------
COMPUTERS (PERIPHERALS)--1.2%
  EMC Corp. (b)....................................................            65,600      5,576,000
                                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--8.5%
  America Online, Inc. (b).........................................            21,600      3,456,000
  BMC Software, Inc. (b)...........................................           119,800      5,338,587
  Compuware Corp. (b)..............................................           111,000      8,671,875
  Edwards (J.D.) & Co. (b).........................................            43,700      1,239,987
  HBO & Co.........................................................           192,900      5,533,819
  Microsoft Corp. (b)..............................................            83,100     11,524,931
  Oracle Corp. (b).................................................            74,000      3,191,250
  Sterling Commerce, Inc. (b)......................................            46,000      2,070,000
                                                                                        ------------
                                                                                          41,026,449
                                                                                        ------------
CONSUMER FINANCE--0.9%
  Capital One Financial Corp.......................................            38,600      4,439,000
                                                                                        ------------
DISTRIBUTORS (FOOD & HEALTH)--1.1%
  Cardinal Health, Inc.............................................            69,600      5,280,900
                                                                                        ------------
ELECTRICAL EQUIPMENT--1.9%
  General Electric Co..............................................            91,900      9,379,544
                                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--3.5%
  Intel Corp.......................................................           120,100     14,239,356
  Micron Technology, Inc. (b)......................................            47,400      2,396,662
                                                                                        ------------
                                                                                          16,636,018
                                                                                        ------------
FINANCIAL (DIVERSIFIED)--3.5%
  Citigroup, Inc...................................................           100,050      4,952,475
  Freddie Mac......................................................           120,900      7,790,494
  Morgan Stanley Dean Witter & Co..................................            57,600      4,089,600
                                                                                        ------------
                                                                                          16,832,569
                                                                                        ------------
HEALTH CARE (DIVERSIFIED)--4.1%
  Bristol-Myers Squibb Co..........................................            70,400      9,420,400
  Mylan Laboratories, Inc..........................................            67,000      2,110,500
  Warner-Lambert Co................................................           110,400      8,300,700
                                                                                        ------------
                                                                                          19,831,600
                                                                                        ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.8%
  Pfizer, Inc......................................................            88,900     11,151,394
  Schering-Plough Corp.............................................           141,600      7,823,400

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                                          SHARES           VALUE
                                                                      ---------------   ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--CONTINUED
  Watson Pharmaceuticals, Inc. (b).................................            64,400   $  4,049,150
                                                                                        ------------
                                                                                          23,023,944
                                                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
  Baxter International, Inc........................................            66,200      4,257,487
  Becton, Dickinson and Co.........................................            34,500      1,472,719
  Genzyme Corp. (b)................................................            35,200      1,751,200
  Medtronic, Inc...................................................            78,300      5,813,775
                                                                                        ------------
                                                                                          13,295,181
                                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.7%
  Clorox Co. (The).................................................            12,200      1,425,112
  Colgate-Palmolive Co.............................................            19,000      1,764,625
  Procter & Gamble Co. (The).......................................            53,500      4,885,219
                                                                                        ------------
                                                                                           8,074,956
                                                                                        ------------
INSURANCE (LIFE/HEALTH)--0.5%
  UNUM Corp........................................................            40,300      2,352,512
                                                                                        ------------
INSURANCE (MULTI-LINE)--1.3%
  American International Group, Inc................................            45,250      4,372,281
  ReliaStar Financial Corp.........................................            45,500      2,098,687
                                                                                        ------------
                                                                                           6,470,968
                                                                                        ------------
LODGING--HOTELS--0.4%
  Carnival Corp....................................................            36,900      1,771,200
                                                                                        ------------
MANUFACTURING (DIVERSIFIED)--1.5%
  Tyco International Ltd...........................................            98,800      7,453,225
                                                                                        ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.4%
  Halliburton Co...................................................            22,500        666,562
  Schlumberger Ltd.................................................            14,600        673,425
  Transocean Offshore, Inc.........................................            22,700        608,644
                                                                                        ------------
                                                                                           1,948,631
                                                                                        ------------
OIL (DOMESTIC INTEGRATED)--1.3%
  USX-Marathon Group...............................................           203,300      6,124,412
                                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  Amoco Corp.......................................................           100,000      6,037,500
  Conoco, Inc. (b).................................................            65,700      1,371,488
                                                                                        ------------
                                                                                           7,408,988
                                                                                        ------------
RETAIL (BUILDING SUPPLIES)--1.4%
  Home Depot, Inc. (The)...........................................           108,300      6,626,606
                                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Tandy Corp.......................................................            33,300      1,371,544
                                                                                        ------------
RETAIL (DRUG STORES)--3.1%
  CVS Corp.........................................................           134,000      7,370,000
  Rite Aid Corp....................................................           147,800      7,325,338
                                                                                        ------------
                                                                                          14,695,338
                                                                                        ------------
RETAIL (FOOD CHAINS)--3.1%
  Meyer (Fred), Inc. (b)...........................................            98,750      5,949,688
  Safeway, Inc. (b)................................................           147,600      8,994,375
                                                                                        ------------
                                                                                          14,944,063
                                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--0.6%
  Wal-Mart Stores, Inc.............................................            33,000      2,687,438
                                                                                        ------------
                                                                          SHARES           VALUE
                                                                      ---------------   ------------
RETAIL (SPECIALTY)--1.3%
  Borders Group, Inc. (b)..........................................            74,000   $  1,845,375
  Staples, Inc. (b)................................................           103,000      4,499,813
                                                                                        ------------
                                                                                           6,345,188
                                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  ServiceMaster Co. (The)..........................................            85,000      1,875,313
                                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.4%
  AirTouch Communications, Inc. (b)................................           160,400     11,568,850
                                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
  AT&T Corp........................................................            67,700      5,094,425
  MCI WorldCom, Inc. (b)...........................................            84,838      6,087,127
                                                                                        ------------
                                                                                          11,181,552
                                                                                        ------------
TELEPHONE--1.5%
  BellSouth Corp. (b)..............................................            84,800      4,229,400
  SBC Communications, Inc. (b).....................................            58,100      3,115,613
                                                                                        ------------
                                                                                           7,345,013
                                                                                        ------------
WASTE MANAGEMENT--1.2%
  Waste Management, Inc............................................           125,100      5,832,788
                                                                                        ------------
TOTAL COMMON STOCKS
  (Identified cost $269,913,855).....................................................    346,066,482
                                                                                        ------------
FOREIGN COMMON STOCKS--0.6%
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. PLC Sponsored ADR (Ireland) (b).......................            39,100      2,719,894
                                                                                        ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,413,495).......................................................      2,719,894
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--96.0%
  (Identified cost $383,770,254).....................................................    461,752,363
                                                                                        ------------

                                                     STANDARD
                                                     & POOR'S           PAR
                                                      RATING           VALUE
                                                    (UNAUDITED)        (000)
                                                    -----------   ---------------
SHORT-TERM OBLIGATIONS--4.2%
COMMERCIAL PAPER--2.0%
  SBC Communications, Inc. 5.95%, 1/6/99..........  A-1+          $         3,390         3,387,198
  Preferred Receivables Funding Corp. 5.17%,
    1/7/99........................................  A-1                     1,000           998,602
  Corporate Receivables Corp.5.22%, 1/21/99.......  A-1+                    1,000           997,265
  Vermont American Corp. 5.45%, 1/27/99...........  A-1+                    4,105         4,088,842
                                                                                    ---------------
                                                                                          9,471,907
                                                                                    ---------------
FEDERAL AGENCY SECURITIES--2.2%
  FHLB 4.50%, 1/4/99..............................                          5,825         5,822,816
  FMC 4.90%, 1/15/99..............................                          4,955         4,945,558
                                                                                    ---------------
                                                                                         10,768,374
                                                                                    ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $20,240,594)..................................................        20,240,281
                                                                                    ---------------
TOTAL INVESTMENTS--100.2%
  (Identified cost $404,010,848).................................................       481,992,644(a)
  Cash and receivables, less liabilities--(0.2%).................................        (1,095,967)
                                                                                    ---------------
NET ASSET--100.0%................................................................   $   480,896,677
                                                                                    ---------------
                                                                                    ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $82,815,955 and gross depreciation of $5,901,655 for income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $405,078,344.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $7,974,278 or 1.7% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $404,010,848).............................................  $ 481,992,644
Receivables
  Investment securities sold................................      2,396,556
  Interest and dividends....................................      1,875,664
  Fund shares sold..........................................        165,442
Prepaid expenses............................................          8,563
                                                              -------------
    Total assets............................................    486,438,869
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      3,921,065
  Custodian.................................................        877,094
  Fund shares repurchased...................................        367,452
  Investment advisory fee...................................        218,702
  Financial agent fee.......................................         27,905
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................        124,914
                                                              -------------
    Total liabilities.......................................      5,542,192
                                                              -------------
NET ASSETS..................................................  $ 480,896,677
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 398,925,687
  Undistributed net investment income.......................        487,041
  Accumulated net realized gain.............................      3,502,153
  Net unrealized appreciation...............................     77,981,796
                                                              -------------
NET ASSETS..................................................  $ 480,896,677
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     30,737,105
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.65
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   9,774,394
  Dividends.................................................      2,079,791
                                                              -------------
    Total investment income.................................     11,854,185
                                                              -------------
EXPENSES
  Investment advisory fee...................................      2,567,526
  Financial agent fee.......................................        290,435
  Custodian.................................................         64,938
  Professional..............................................         38,169
  Printing..................................................         28,553
  Trustees..................................................         12,684
  Miscellaneous.............................................         29,192
                                                              -------------
    Total expenses..........................................      3,031,497
                                                              -------------
NET INVESTMENT INCOME.......................................      8,822,688
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     19,330,598
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     57,110,856
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     76,441,454
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  85,264,142
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED
                                                              DECEMBER 31,       YEAR ENDED
                                                                  1998        DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  8,822,688      $  8,442,610
  Net realized gain (loss)..................................    19,330,598        63,639,021
  Net change in unrealized appreciation (depreciation)......    57,110,856         3,449,569
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    85,264,142        75,531,200
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (8,371,532)       (8,832,503)
  Net realized gains........................................   (31,140,159)      (52,948,379)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (39,511,691)      (61,780,882)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,651,580 and 3,408,140
    shares, respectively)...................................    52,916,356        50,911,029
  Net asset value of shares issued from reinvestment of
    distributions (2,607,238 and 4,363,884 shares,
    respectively)...........................................    39,511,691        61,780,882
  Cost of shares repurchased (5,904,172 and 4,807,163
    shares, respectively)...................................   (86,285,937)      (71,683,788)
                                                              -------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     6,142,110        41,008,123
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS................................    51,894,561        54,758,441
NET ASSETS
  Beginning of period.......................................   429,002,116       374,243,675
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $487,041 AND $32,496, RESPECTIVELY)...........  $480,896,677      $429,002,116
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             YEAR ENDED DECEMBER 31,
                                        1998            1997           1996           1995           1994
                                     -----------      ---------      ---------      ---------      ---------
Net asset value, beginning of
  period...........................   $    14.12      $   13.65      $   13.63      $   12.68      $   13.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....         0.29           0.32           0.32           0.45           0.36(1)(3)
  Net realized and unrealized gain
    (loss).........................         2.57           2.46           0.91           1.84          (0.56)
                                     -----------      ---------      ---------      ---------      ---------
    TOTAL FROM INVESTMENT
      OPERATIONS...................         2.86           2.78           1.23           2.29          (0.20)
                                     -----------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................        (0.28)         (0.33)         (0.31)         (0.45)         (0.37)
  Dividends from net realized
    gains..........................        (1.05)         (1.98)         (0.90)         (0.89)         (0.46)
                                     -----------      ---------      ---------      ---------      ---------
    TOTAL DISTRIBUTIONS............        (1.33)         (2.31)         (1.21)         (1.34)         (0.83)
                                     -----------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE..........         1.53           0.47           0.02           0.95          (1.03)
                                     -----------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD.....   $    15.65      $   14.12      $   13.65      $   13.63      $   12.68
                                     -----------      ---------      ---------      ---------      ---------
                                     -----------      ---------      ---------      ---------      ---------

Total return.......................        20.79%         20.73%          9.05%         18.22%         (1.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................     $480,897       $429,002       $374,244       $353,838       $289,083
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...............         0.68%          0.71%          0.70%          0.67%(2)       0.74%
  Net investment income............         1.97%          2.09%          2.26%          3.28%          2.71%
Portfolio turnover rate............          139%           368%           287%           170%           220%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 27.92% compared with 20.33% for the Morgan Stanley Capital International (MSCI) EAFE Index(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    For the first half of the year, the portfolio benefited from its overweight exposure in Europe and its lack of exposure to Asia. The advent of the euro has given European institutions access to a much greater pool of domestic currency investments. Also, European markets attracted significant levels of foreign investment enamored by a region with growing economies. This, coupled with the need for corporations to restructure in order to be prepared for a more competitive pan-European market and an emerging trend of improving shareholder returns, enabled the European equity markets to post particularly strong returns.

    Meanwhile, the currency-led collapse in the Pacific Basin left the region's markets in tatters with investors nursing heavy losses. Only a determined effort by the International Monetary Fund and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of 1998. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

    The second half of the calendar year was a period of amazing volatility for global stock markets. After European and U.S. markets had reached their peak in early July, markets worldwide tumbled on a flood of bad news. The initial catalyst for the dramatic downturn was the financial crisis in Russia where the ruble collapsed. Nervousness spread to other markets, particularly Latin America where it was feared that Brazil was the next in line to devalue. All of the region's currencies came under intense pressure, interest rates soared, and equity markets plunged more the 50% in less than two months. Confirmation that Japan was suffering its worst economic slump since 1945 added to international market worries. The crash of the Russian ruble and the severe downturn in worldwide markets also put many hedge funds in severe financial difficulties and the announcement that U.S. hedge fund manager Long-Term Capital Management LP had been bailed out to the extent of $3.5 billion sent shockwaves through the financial community.

    All this bad news completely wiped out the year-to-date gains for many markets, and by early October markets had fallen to a one-year low. However, concerted worldwide action since that time has resulted in a dramatic recovery in worldwide markets as stocks rose on expectations that corporate profits would benefit from lower interest rates. Much of the credit must be given to the U.S. Federal Reserve, which cut interest rates three times in seven weeks to ensure that the U.S economy did not slide into recession. We have also seen cuts in European interest rates, and the Japanese government announced a major package to stimulate its failing economy. Markets in Southeast Asia also showed signs of recovery with the perception being that the worst is now over for that region. The successful completion of an IMF rescue package for Brazil also helped bolster world markets with a strong rebound for emerging markets that had been particularly badly affected by the late summer downturn.

    In the second half of the year we reduced our large overweighting to European equities. This area had resulted in substantial outperformance for the portfolio, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in Japan where the Fund had previously no holdings. This strategy has proved successful to date. Although both the European and Japanese markets have fallen since July, the Japanese yen has strengthened significantly, resulting in net dollar gains for our Japanese investments.

OUTLOOK

    While the manufacturing sector continues under pressure in most countries, consumer confidence is rebounding once again in a number of economies, suggesting still relatively buoyant consumer spending. The rally in the UK has returned it to a level that is above most revised expectations for this year and only around 10-12% below the more optimistic forecasts for next year. However, in our opinion, it is the excellent technical position that provides the strongest support together with the

------------------------

(1) The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, commonly used measure of foreign stock total return performance. The Index is not available for direct investment.

                              INTERNATIONAL SERIES

prospect of further monetary easing a certainty in the UK. Economic growth forecasts meanwhile remain under pressure and will clearly impact further on earnings expectations. As with the UK, Continental Europe appears less at risk than the U.S. from a valuation perspective even given the degree to which perceptions surrounding Europe's economic growth and earnings prospects have deteriorated since the tremendous rally earlier in the year. We believe additional rate cuts are on the agenda for early next year and should offset any concerns over the launch of the euro.

    In the Far East, sentiment towards Japan is improving, with fund managers becoming increasingly nervous of their generally underweight positions in the stock market and currency. There is growing optimism about the economy and banking system following the government's recent measures, but possibly this is due more to the hope that this will prevent imminent free-fall than belief that the plans solve Japan's structural problems. Further short-term support for the stock market may emerge from an eventual deal between the LDP and Liberals to suspend the sales tax. Elsewhere in Asia, currencies have stabilized and interest rates have fallen. A protracted recovery is likely provided that there is no worsening of the U.S. and Japanese economies.

    The emerging markets outside Asia have also bounced strongly, and a pause now seems probable. In Latin America, the IMF restructure package has presented Brazil with the opportunity to resolve structural issues that have held the country back for some time.

    Overall, the scale of recent rallies suggests a period of consolidation is due. But, we believe liquidity-driven rallies tend to be stronger and continue longer than most people expect, and it would be no surprise to see markets squeezed higher over the short term. The U.S. will set the trends for other equity markets and a soft landing, very low inflation, falling interest rates and steady earnings growth scenario is a possibility. Add in excess liquidity, continuing merger and acquisition activity, and valuations could go even higher, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INTERNATIONAL SERIES   MSCI EAFE INDEX *
05/01/1990              $10,000.00            $10,000.00
12/31/1990               $9,190.11             $9,639.77
12/31/1991              $10,997.45            $10,844.29
12/31/1992               $9,588.82             $9,559.06
12/31/1993              $13,274.32            $12,708.10
12/31/1994              $13,277.86            $13,732.16
12/31/1995              $14,551.69            $15,318.21
12/31/1996              $17,264.92            $16,292.86
12/31/1997              $19,344.17            $16,627.90
12/31/1998                 $24,746               $20,907

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                                               FROM
                                                             INCEPTION
                                                              5/1/90
                                                                TO
                                          1 YEAR   5 YEARS   12/31/98
---------------------------------------------------------------------
International Series                      27.92%    13.27%     11.01%
---------------------------------------------------------------------
MSCI EAFE Index*                          20.33%     9.50%      8.32%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                              INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                      SHARES          VALUE
                                                    -----------   -------------
FOREIGN COMMON STOCKS--95.2%
ARGENTINA--0.4%
  Banco Frances SA Sponsored ADR (Banks (Major
    Regional))....................................       20,000   $     415,000
  Telecom Argentina Sponsored ADR (Telephone).....       20,000         550,000
                                                                  -------------
                                                                        965,000
                                                                  -------------
AUSTRALIA--1.0%
  Australian Gas Light Co., Ltd. (Oil
    (International Integrated))...................      175,000       1,261,654
  QBE Insurance Group Ltd. (Insurance (Property-
    Casualty))....................................      300,000       1,242,057
                                                                  -------------
                                                                      2,503,711
                                                                  -------------
BRAZIL--0.5%
  Telecomunicacoes Brasileiras SA Sponsored ADR
    (Telephone)...................................       17,900       1,301,106
                                                                  -------------
DENMARK--0.5%
  Tele Danmark A/S (Telecommunications (Cellular/
    Wireless))....................................        9,300       1,255,226
                                                                  -------------
FINLAND--1.9%
  Nokia Oyj Class A (Telecommunications (Cellular/
    Wireless))....................................       23,000       2,816,351
  Raisio Group PLC (Foods)........................      162,300       1,795,038
                                                                  -------------
                                                                      4,611,389
                                                                  -------------
FRANCE--8.9%
  Alcatel (Telecommunications
    (Cellular/Wireless))..........................       15,600       1,910,201
  Alstom (Machinery (Diversified))................       73,500       1,723,681
  AXA-UAP (Insurance (Multi-Line))................       23,369       3,388,624
  Castorama Dubois (Retail (Building Supplies))...        4,000         912,995
  Coflexip SA (Oil & Gas (Drilling &
    Equipment))...................................       13,800         936,303
  Compagnie Financiere de Paribas (Investment
    Banking/Brokerage)............................       24,500       2,130,259
  Elf Aquitaine SA (Oil (International
    Integrated))..................................       14,250       1,647,956
  Galeries Lafayette (Retail (Department
    Stores))......................................        1,730       1,858,214
  Groupe Danone (Foods)...........................        7,350       2,105,259
  Pechiney SA Class A (Aluminum)..................       24,300         793,903
  Pinault-Printemps-Redoute SA (Retail (Department
    Stores))......................................        7,800       1,491,297
  Rhodia SA (Chemicals (Specialty))(b)............       73,000       1,110,811
  Total SA Class B (Oil (International
    Integrated))..................................       14,900       1,509,736
                                                                  -------------
                                                                     21,519,239
                                                                  -------------
GERMANY--8.6%
  Adidas-Salomon AG (Textiles (Apparel))..........       10,150       1,103,049
  Bayerische Motoren Werke AG (Automobiles).......        2,100       1,630,302
  Bayerische Motoren Werke AG New
    (Automobiles)(b)..............................          630         467,151
  Bayerische Vereinsbank AG (Banks (Major
    Regional))....................................       25,600       2,005,860
  DaimlerChrysler AG (Automobiles)................       21,105       2,084,498
  Hoechst AG (Chemicals)..........................       29,500       1,223,912
  Mannesmann AG (Machinery (Diversified)).........       30,000       3,440,367
  Metro AG (Retail (Department Stores))...........       40,920       3,267,664
  Muenchener Rueckversicherungs-Gesellschaft AG
    (Insurance (Reinsurance)).....................        5,720       2,771,531
  RWE AG (Oil (International Integrated)).........       30,400       1,665,546
  SAP AG (Computers (Software & Services))........        2,300       1,098,132
                                                                  -------------
                                                                     20,758,012
                                                                  -------------
GREECE--0.3%
  Alpha Credit Bank (Banks (Major Regional))......        6,150         641,701
                                                                  -------------
HONG KONG--1.2%
  Hongkong Electric Holdings Ltd. (Electric
    Companies)....................................      500,000       1,516,712

                                                      SHARES          VALUE
                                                    -----------   -------------
HONG KONG--CONTINUED
  Swire Pacific Ltd. Class B (Diversified
    Miscellaneous)(b).............................    2,000,000   $   1,329,544
                                                                  -------------
                                                                      2,846,256
                                                                  -------------
HUNGARY--0.6%
  Magyar Tavkozlesi Rt Sponsored ADR
    (Telecommunications (Long Distance))..........       50,200       1,496,588
                                                                  -------------
INDIA--0.3%
  Mahanagar Telephone Nigam Ltd. GDR (Telephone)..       60,000         742,500
                                                                  -------------
INDONESIA--0.4%
  PT Indosat (Telecommunications
    (Cellular/Wireless))..........................      229,000         300,301
  PT Indosat ADR (Telecommunications (Cellular/
    Wireless))....................................       50,000         609,375
                                                                  -------------
                                                                        909,676
                                                                  -------------
ISRAEL--0.2%
  Koor Industries Ltd. (Telephone)................        6,110         533,156
                                                                  -------------
ITALY--5.3%
  Istituto Bancario San Paolo di Torino SPA (Banks
    (Money Center))...............................      187,159       3,314,372
  Mediolanum SPA (Insurance (Life/Health))........      420,000       3,120,276
  Telecom Italia Mobile SPA (Telecommunications
    (Cellular/Wireless))..........................      460,000       3,403,497
  Telecom Italia SPA (Communications Equipment)...      356,000       3,044,225
                                                                  -------------
                                                                     12,882,370
                                                                  -------------
JAPAN--16.5%
  77 Bank Ltd. (The) (Banks (Major Regional)).....      190,000       1,903,426
  Canon, Inc. (Office Equipment & Supplies).......       90,000       1,926,920
  Dai Nippon Printing Co., Ltd. (Specialty
    Printing).....................................      126,000       2,012,933
  Fuji Photo Film Co. (Photography/Imaging).......       45,000       1,675,582
  Hitachi Credit Corp. (Consumer Finance).........      100,000       2,225,244
  Ito-Yokado Co., Ltd. (Retail (General
    Merchandise)).................................       45,000       3,151,690
  Kao Corp. (Personal Care).......................      105,000       2,373,742
  Kawasumi Laboratories, Inc. (Health Care
    (Medical Products & Supplies))................       98,000       1,928,781
  Kirin Beverage Corp. (Beverages
    (Non-Alcoholic))..............................       83,000       1,640,918
  Mabuchi Motor Co., Ltd. (Electronics (Component
    Distributors))................................       30,000       2,300,601
  Nippon COMSYS Corp. (Communications
    Equipment)....................................      148,000       2,019,316
  Nippon Telegraph & Telephone Corp.
    (Telephone)...................................        1,800       1,391,531
  Rinnai Corp. (Building Materials)...............      107,000       1,874,454
  Rohm Co., Ltd (Electronics (Semiconductors))....       22,000       2,006,975
  Sanwa Bank Ltd. (The) (Banks (Money Center))....      279,000       2,154,400
  Secom Co., Ltd. (Services (Commercial &
    Consumer))....................................       30,000       2,489,437
  Shin-Etsu Chemical Co., Ltd. (Chemicals)........      100,000       2,411,420
  Suzuki Motor Corp. (Automobiles)................      175,000       2,078,963
  Takeda Chemical Industries Ltd. (Health Care
    (Drugs-Major Pharmaceuticals))................       60,000       2,313,899
                                                                  -------------
                                                                     39,880,232
                                                                  -------------
MALAYSIA--0.2%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))(c)...............................      150,000         358,553
  Malaysian Oxygen Berhad (Chemicals)(c)..........      104,000         164,211
                                                                  -------------
                                                                        522,764
                                                                  -------------
MEXICO--1.7%
  Cemex SA de C.V. Class B (Building Materials)...      185,000         457,369
  Cemex SA de C.V. CPO (Building Materials).......        5,550          11,869
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic))..............................       59,800         792,350

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
MEXICO--CONTINUED
  Telefonos de Mexico SA Sponsored ADR Class L
    (Telephone)...................................       56,700   $   2,760,581
                                                                  -------------
                                                                      4,022,169
                                                                  -------------
NETHERLANDS--7.1%
  AKZO Nobel NV (Chemicals).......................       48,450       2,207,354
  ASM Lithography Holding NV (Electronics
    (Semiconductors))(b)..........................       54,400       1,663,883
  Fortis Amev NV (Insurance (Multi-Line)).........       22,700       1,882,121
  Getronics NV (Computers (Software &
    Services))....................................       49,000       2,428,237
  Koninklijke Ahold NV (Foods)....................       65,900       2,437,008
  Koninklijke KPN NV (Telecommunications
    (Cellular/ Wireless)).........................       31,100       1,557,759
  Royal Dutch Petroleum Co. NV (Oil (International
    Integrated))..................................       50,500       2,516,026
  Verenigde Nederlandse Uitgerersbedrijven NV
    (Publishing)..................................       66,800       2,520,123
                                                                  -------------
                                                                     17,212,511
                                                                  -------------
NEW ZEALAND--0.2%
  Telecom Corporation of New Zealand Ltd.
    (Telecommunications (Cellular/Wireless))......      100,000         435,812
                                                                  -------------
PHILIPPINES--0.4%
  Ayala Land, Inc. (Real Estate Development)......    1,500,000         424,177
  Philippine Long Distance Telephone Co. Sponsored
    ADR (Telephone)...............................       23,000         596,563
                                                                  -------------
                                                                      1,020,740
                                                                  -------------
POLAND--0.3%
  Elektrim Spolka Akcyjna SA (Electrical
    Equipment)....................................       65,000         703,720
                                                                  -------------
SINGAPORE--0.8%
  Rothmans Industries Ltd. (Tobacco)..............      175,000       1,050,025
  United Overseas Bank Ltd. (Banks (Money
    Center))......................................      140,000         899,416
                                                                  -------------
                                                                      1,949,441
                                                                  -------------
SOUTH AFRICA--0.3%
  Liberty Life Association of Africa (Insurance
    (Life/ Health))...............................       35,000         481,928
  South African Breweries Ltd. (Beverages
    (Alcoholic))..................................       19,000         320,079
                                                                  -------------
                                                                        802,007
                                                                  -------------
SOUTH KOREA--0.2%
  Pohang Iron & Steel Co. Ltd. (Iron & Steel).....        6,000         382,989
                                                                  -------------
SPAIN--3.7%
  Argentaria, Caja Postal y Banco Hipotecario de
    Espana SA (Banks (Major Regional))............       89,300       2,316,144
  Banco Popular Espanol SA (Banks (Major
    Regional))....................................       29,900       2,257,937
  Banco Santander SA (Banks (Money Center)).......        2,387          47,507
  Iberdrola SA (Electric Companies)...............       65,100       1,219,838
  Telefonica de Espana SA (Telephone).............       68,854       3,066,305
                                                                  -------------
                                                                      8,907,731
                                                                  -------------
SWEDEN--4.5%
  AssiDoman AB (Paper & Forest Products)..........       70,000       1,105,417
  Astra AB Class A (Health Care (Drugs-Major
    Pharmaceuticals)).............................       91,100       1,860,092
  Forenings Sparbanken AB (Banks (Major
    Regional))....................................       40,400       1,046,692
  Mandamus AB (Real Estate Development)(b)........        2,020          11,339
  Skandia Forsakrings AB (Insurance
    (Multi-Line)).................................      159,700       2,443,119
  Svenska Handlesbanken Class A (Banks (Major
    Regional))....................................       37,300       1,573,813
  Telefonaktiebolaget LM Ericsson Class B
    (Telecommunications (Cellular/Wireless))......       44,500       1,059,584
  Volvo AB Class B (Automobiles)..................       76,000       1,743,992
                                                                  -------------
                                                                     10,844,048
                                                                  -------------
SWITZERLAND--7.9%
  Nestle AG (Foods)...............................          490       1,066,706
                                                      SHARES          VALUE
                                                    -----------   -------------
SWITZERLAND--CONTINUED
  Novartis AG Registered Shares (Health Care
    (Drugs-Major Pharmaceuticals))................        3,110   $   6,113,668
  Roche Holding AG (Health Care (Drugs-Major
    Pharmaceuticals)).............................          270       3,294,697
  Schweizerische Lebensversicherungs-und
    Rentenanstalt Bearer (Insurance
    (Life/Health))................................        2,530       1,878,877
  Schweizerische Rueckersicherungs-Gesellschaft
    Registered Shares (Insurance (Reinsurance))...          500       1,303,623
  UBS AG (Banks (Money Center))...................        6,700       2,058,567
  Zurich Allied AG Registered Shares (Insurance
    (Multi-Line)).................................        4,470       3,309,833
                                                                  -------------
                                                                     19,025,971
                                                                  -------------
TAIWAN--0.1%
  Standard Foods Taiwan Ltd. GDR (Foods)..........       35,000         345,625
                                                                  -------------
UNITED KINGDOM--21.2%
  3i Group PLC (Investment Banking/Brokerage).....      110,800       1,069,231
  BG PLC (Oil & Gas (Exploration & Production))...      141,000         889,710
  Bank of Scotland (Banks (Money Center)).........      126,000       1,503,120
  Barclays PLC (Banks (Money Center)).............       57,000       1,229,090
  Bass PLC (Beverages (Alcoholic))................       57,000         829,825
  Berkeley Group PLC (The)
    (Real Estate Development).....................       70,000         511,289
  British Aerospace PLC (Aerospace/Defense).......      146,300       1,240,202
  British Petroleum Co. PLC (Oil (International
    Integrated))..................................      160,000       2,389,232
  British Telecommunications PLC
    (Telecommunications (Cellular/Wireless))......      190,000       2,862,503
  Cable & Wireless PLC (Telecommunications
    (Cellular/ Wireless)).........................      170,000       2,090,245
  Compass Group PLC (Foods).......................      166,000       1,901,586
  FirstGroup PLC (Transportation-Services)........      128,000         848,676
  GKN PLC (Auto Parts & Equipment)................       81,000       1,074,780
  Glaxo Wellcome PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      105,000       3,612,798
  Granada Group PLC (Leisure Time (Products)).....       69,000       1,219,781
  HSBC Holdings PLC (Banks (Money Center))........       51,600       1,399,398
  Kingfisher PLC (Retail (Department Stores)).....      133,600       1,445,964
  Ladbroke Group PLC (Gaming, Lottery & Parimutuel
    Companies)....................................      180,000         723,258
  Legal & General Group PLC (Insurance
    (Life/Health))................................      122,000       1,584,297
  Lloyds TSB Group PLC (Banks (Money Center)).....      194,000       2,759,762
  Logica PLC (Computers (Software & Services))....      169,000       1,469,186
  National Westminster Bank PLC (Banks (Money
    Center))......................................       83,000       1,600,536
  Norwich Union PLC (Insurance (Life/Health)).....      133,000         966,470
  RMC Group PLC (Building Materials)..............       69,000         941,384
  Reuters Group PLC (Services (Commercial &
    Consumer))....................................       96,000       1,007,870
  Safeway PLC (Foods).............................      138,500         695,922
  Schroders PLC (Banks (Money Center))............       51,000         930,852
  Siebe PLC (Electrical Equipment)................      262,000       1,033,126
  SmithKline Beecham PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      139,000       1,942,665
  Southern Electric PLC (Electric Companies)......      112,000       1,266,226
  Tesco PLC (Foods)...............................      390,000       1,111,217
  Thames Water PLC (Water Utilities)..............       43,000         822,754
  Unilever PLC (Consumer Products
    (Miscellaneous))..............................      100,000       1,121,408
  Vodafone Group PLC (Telecommunications
    (Cellular/ Wireless)).........................      137,000       2,224,714
  Woolwich PLC (Banks (Major Regional))...........      240,000       1,445,519
  Zeneca Group PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................       36,000       1,567,509
                                                                  -------------
                                                                     51,332,105
                                                                  -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $199,294,439)...............................     230,353,795
                                                                  -------------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
RIGHTS--0.0%
SPAIN--0.0%
  Telefonica SA Rights (Telephone)(b).............       68,854   $      61,229
                                                                  -------------
TOTAL RIGHTS
  (Identified cost $0).........................................          61,229
                                                                  -------------
WARRANTS--0.0%
GERMANY--0.0%
  Muenchener Rueckversicherungs-Gesellschaft AG
    Warrants (Insurance (Reinsurance))(b).........          220          10,039
                                                                  -------------
TOTAL WARRANTS
  (Identified cost $0).........................................          10,039
                                                                  -------------
TOTAL LONG-TERM INVESTMENTS--95.2%
  (Identified cost $199,294,439)...............................     230,425,063
                                                                  -------------

                                                    STANDARD &
                                                      POOR'S           PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  American Home Products Corp. 5.25%, 1/4/99......  A-1+          $       5,015   $     5,012,806
  Exxon Imperial U.S., Inc. 6%, 1/5/99............  A-1+                  2,541         2,539,306
  Corporate Receivables Corp. 5.58%, 1/19/99......  A-1+                  1,635         1,630,438
  Preferred Receivables Funding Corp. 5.40%,
    2/2/99........................................  A-1                   2,430         2,418,336
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,600,886)................................................        11,600,886
                                                                                  ---------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $210,895,325)...............................................       242,025,949(a)
  Cash and receivables, less liabilities--(0.0%)...............................          (111,000)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $   241,914,949
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $38,516,079 and gross depreciation of $9,591,888 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $213,101,758.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Aerospace/Defense..................................    0.5%
          Aluminum...........................................    0.3
          Auto Parts & Equipment.............................    0.5
          Automobiles........................................    3.5
          Banks (Major Regional).............................    5.9
          Banks (Money Center)...............................    7.8
          Beverages (Alcoholic)..............................    0.6
          Beverages (Non-Alcoholic)..........................    1.1
          Building Materials.................................    1.4
          Chemicals..........................................    2.6
          Chemicals (Specialty)..............................    0.5
          Communications Equipment...........................    2.3
          Computers (Software & Services)....................    2.2
          Consumer Finance...................................    1.0
          Consumer Products (Miscellaneous)..................    0.5
          Diversified Miscellaneous..........................    0.6
          Electric Companies.................................    1.7
          Electrical Equipment...............................    0.7
          Electronics (Component Distributors)...............    1.0
          Electronics (Semiconductors).......................    1.6
          Foods..............................................    5.0
          Gaming, Lottery & Parimutuel Companies.............    0.3
          Health Care (Drugs-Major Pharmaceuticals)..........    9.0
          Health Care (Medical Products & Supplies)..........    0.8
          Insurance (Life/Health)............................    3.5
          Insurance (Multi-Line).............................    4.8
          Insurance (Property-Casualty)......................    0.5
          Insurance (Reinsurance)............................    1.8
          Investment Banking/Brokerage.......................    1.4
          Iron & Steel.......................................    0.2
          Leisure Time (Products)............................    0.5
          Machinery (Diversified)............................    2.2
          Office Equipment & Supplies........................    0.8
          Oil & Gas (Drilling & Equipment)...................    0.4
          Oil & Gas (Exploration & Production)...............    0.4
          Oil (International Integrated).....................    4.7
          Paper & Forest Products............................    0.5
          Personal Care......................................    1.0
          Photography/Imaging................................    0.7
          Publishing.........................................    1.1
          Real Estate Development............................    0.4
          Retail (Building Supplies).........................    0.4
          Retail (Department Stores).........................    3.5
          Retail (General Merchandise).......................    1.4
          Services (Commercial & Consumer)...................    1.5
          Specialty Printing.................................    0.9
          Telecommunications (Cellular/Wireless).............    8.8
          Telecommunications (Long Distance).................    0.6
          Telephone..........................................    4.8
          Textiles (Apparel).................................    0.5
          Tobacco............................................    0.5
          Transportation-Services............................    0.4
          Water Utilities....................................    0.4
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $210,895,325).............................................  $ 242,025,949
Cash........................................................         74,722
Foreign currency at value (Identified cost $592,039)........        592,040
Receivables
  Dividends and interest....................................        176,861
  Investment securities sold................................         27,193
  Tax reclaim...............................................        172,304
Prepaid expenses............................................          4,511
                                                              -------------
    Total assets............................................    243,073,580
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        611,879
  Fund shares repurchased...................................        135,829
  Investment advisory fee...................................        147,538
  Financial agent fee.......................................         16,913
  Trustees' fee.............................................          7,155
  Accrued expenses..........................................        239,317
                                                              -------------
    Total liabilities.......................................      1,158,631
                                                              -------------
NET ASSETS..................................................  $ 241,914,949
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 199,365,963
  Undistributed net investment income.......................      1,208,686
  Accumulated net realized gain.............................     10,224,917
  Net unrealized appreciation...............................     31,115,383
                                                              -------------
NET ASSETS..................................................  $ 241,914,949
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     15,651,855
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.46
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $   3,482,925
  Interest..................................................        511,349
  Foreign taxes withheld....................................       (129,367)
                                                              -------------
    Total investment income.................................      3,864,907
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,704,109
  Financial agent fee.......................................        178,882
  Custodian.................................................        211,366
  Printing..................................................         69,483
  Professional..............................................         27,179
  Trustees..................................................         21,583
  Miscellaneous.............................................         20,501
                                                              -------------
    Total expenses..........................................      2,233,103
                                                              -------------
NET INVESTMENT INCOME.......................................      1,631,804
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     50,178,449
  Net realized gain on foreign currency transactions........        864,638
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        562,170
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......       (411,356)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     51,193,901
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  52,825,705
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  1,631,804        $  1,372,460
  Net realized gain (loss)..................................      51,043,087          13,881,538
  Net change in unrealized appreciation (depreciation)......         150,814           5,898,443
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........      52,825,705          21,152,441
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --          (2,638,818)
  Net realized gains........................................     (41,161,214)        (18,496,435)
  In excess of accumulated net realized gains...............              --            (204,295)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (41,161,214)        (21,339,548)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,647,895 and 3,308,827
    shares, respectively)...................................      63,751,174          50,646,953
  Net asset value of shares issued from reinvestment of
    distributions
    (2,641,331 and 1,433,541 shares, respectively)..........      41,161,214          21,339,548
  Cost of shares repurchased (3,994,250 and 3,280,469
    shares, respectively)...................................     (68,770,405)        (50,358,574)
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      36,141,983          21,627,927
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS................................      47,806,474          21,440,820
NET ASSETS
  Beginning of period.......................................     194,108,475         172,667,655
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $1,208,686 AND ($1,443,875), RESPECTIVELY)....    $241,914,949        $194,108,475
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,
                                         1998           1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $    14.53     $   14.52     $   12.70     $   11.85     $   12.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.12(1)       0.12(1)       0.11(1)       0.12(1)       0.08(1)
  Net realized and unrealized gain
    (loss)..........................         3.94          1.61          2.25          1.02         (0.07)
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................         4.06          1.73          2.36          1.14          0.01
                                      -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................           --         (0.22)        (0.19)        (0.04)        (0.03)
  Dividends from net realized
    gains...........................        (3.13)        (1.50)        (0.33)        (0.25)        (0.34)
  In excess of net investment
    income..........................           --            --         (0.02)           --            --
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............        (3.13)        (1.72)        (0.54)        (0.29)        (0.37)
                                      -----------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........         0.93          0.01          1.82          0.85         (0.36)
                                      -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $    15.46     $   14.53     $   14.52     $   12.70     $   11.85
                                      -----------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------

Total return........................        27.92%        12.04%        18.65%         9.59%         0.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................     $241,915      $194,108      $172,668      $134,455      $134,627
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.98%         1.01%         1.04%         1.07%         1.10%
  Net investment income.............         0.72%         0.72%         0.80%         0.95%         0.64%
Portfolio turnover rate.............           93%          184%          142%          249%          172%

(1) Computed using average shares outstanding.

                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in a combination of common stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield securities have more risk than higher quality, lower-yielding issues.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 19.01% compared with 19.67% for a composite benchmark(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    The 1998 calendar year proved to be one of the more difficult investment years in recent memory given the extreme volatility in the global equity and fixed income markets. In fact, U.S. equities by many measures had not seen this level of volatility since the 1987 market crash. Not since 1990 were bond investors punished so severely for owning anything other than U.S. Government securities.

    While 1998 turned out to be an excellent year for large-cap stocks, small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Fund's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong equity performance last year.

    Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the Fund's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

    With respect to the fixed-income portion of the Fund, the interest rate roller coaster ride of 1997 (with rates starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second half of the year toward a preference for the safety and liquidity of U.S. Treasuries. With the benefit of three swift rate cuts by the Federal Reserve Board, the markets began to calm in the fourth quarter, and the 30-year U.S. Treasury bond closed out the year at 5.09%. While the most recent CPI figures indicate that U.S. inflation remains benign at a modest 1.6% annualized rate--a slight slowdown from 1997's 1.7% rate--the mood in the bond market remains tenuous.

    While we are not pleased with our fixed-income results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the US Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently, they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980 there was only one occurrence where U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those non-core sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets particularly during extreme market moves.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the stock market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for

(1) The benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury bills and is produced by Frank Russell Company. It is not available for direct investment.

                                BALANCED SERIES

financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many cross currents at work in the global financial systems.

    Although we anticipate a slowdown in the U.S. economy, we do not expect the recession that seems to be factored into the domestic high-yield market currently. We do expect that this sector's defaults will pick up in 1999; however, the level being priced into the market is extremely high. Our holdings in this area represent a diversified group of securities in industries with good fundamentals, and solid underlying businesses. In addition, we have significant exposure to U.S. dollar-denominated below investment-grade foreign holdings. This sector remains among the most attractive from a risk-reward perspective. We own debt securities of countries that have good fundamentals and more stable political situations, such as Mexico, Argentina, Panama, Bulgaria, Peru, and the Philippines.

    We believe the fixed-income portion of the Fund is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. The market is paying investors a large yield premium or yield advantage as compensation for taking risk. Priced into this premium is much bad news. For those investors willing and able to be patient and discerning, we believe these factors present outstanding opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BALANCED SERIES     BALANCED BENCHMARK*
5/1/92             $10,000.00               $10,000.00
12/31/92           $10,971.78               $10,712.00
12/31/93           $11,912.44               $11,702.48
12/31/94           $11,578.97               $11,724.94
12/31/95           $14,274.25               $14,917.45
12/31/96           $15,781.89               $17,055.78
12/31/97           $18,611.77               $20,799.83
12/31/98           $22,150.60               $24,890.59

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                                               FROM
                                                             INCEPTION
                                                              5/1/92
                                                                TO
                                          1 YEAR   5 YEARS   12/31/98
---------------------------------------------------------------------
Balanced Series                           19.01%    13.21%     12.66%
---------------------------------------------------------------------
Balanced Benchmark*                       19.67%    16.29%     14.65%
---------------------------------------------------------------------

    This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

    * The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company. The index is not available for direct investment.

                                BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
U.S. GOVERNMENT SECURITIES--8.7%
U.S. TREASURY NOTES--8.7%
  U.S. Treasury Notes 6.375%, 5/15/99.......................  AAA       $  1,775   $   1,786,215
  U.S. Treasury Notes 5.375%, 1/31/00.......................  AAA          4,075       4,106,708
  U.S. Treasury Notes 5.50%, 3/31/00........................  AAA            750         757,695
  U.S. Treasury Notes 6.875%, 3/31/00.......................  AAA          3,100       3,181,639
  U.S Treasury Notes 6.00%, 8/15/00.........................  AAA          1,700       1,735,722
  U.S. Treasury Notes 4.50%, 9/30/00........................  AAA            355         354,391
  U.S. Treasury Notes 4.625%, 11/30/00......................  AAA            500         500,295
  U.S. Treasury Notes 5.25%, 8/15/03........................  AAA          3,105       3,183,336
  U.S. Treasury Notes 5.625%, 5/15/08.......................  AAA          8,284       8,840,301
                                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $24,749,800).................................................      24,446,302
                                                                                   -------------
AGENCY MORTGAGE-BACKED SECURITIES--3.0%
  GNMA 6.50%, 11/15/23......................................  AAA          1,481       1,505,842
  GNMA 6.50%, 2/15/24.......................................  AAA          2,448       2,488,792
  GNMA 6.50%, 12/15/23......................................  AAA            520         528,984
  GNMA 6.50%, 6/15/28.......................................  AAA          3,956       3,997,132
                                                                                   -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $8,291,401)..................................................       8,520,750
                                                                                   -------------
MUNICIPAL BONDS--6.7%
CALIFORNIA--1.7%
  California State Department Water Resources Revenue Series
    S 5%, 12/1/29...........................................  AA             450         444,937
  Fresno County Pension Obligation Taxable 6.21%, 8/15/06...  AAA          1,000       1,033,750
  Kern County Pension Obligation Revenue Taxable 7.26%,
    8/15/14.................................................  AAA            420         464,100
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......  AAA            230         246,962
  Los Angeles County Public Works PJ V-B 5.125%, 12/1/29....  AAA            685         689,281
  Orange County Pension Obligation Revenue Taxable Series A
    7.62%, 9/1/08...........................................  AAA            650         735,312
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA            110         118,387
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  AAA            300         325,125
  Sonoma County Pension Obligation 6.625%, 6/1/13...........  AAA            495         517,894
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA            260         273,325
                                                                                   -------------
                                                                                       4,849,073
                                                                                   -------------
FLORIDA--0.7%
  Florida State Department of Transportation Series A 5%,
    7/1/27..................................................  AA+            545         541,594
  Miami Beach Special Obligation Revenue Taxable 8.60%,
    9/1/21..................................................  AAA            875         999,688
  University of Miami Revenue Taxable Series A 7.65%,
    4/1/20..................................................  AAA            270         289,238
                                                                                   -------------
                                                                                       1,830,520
                                                                                   -------------
ILLINOIS--0.6%
  Illinois Educational Facilities Authority-Loyola
    University Revenue Taxable Series A 7.84%, 7/1/24.......  AAA          1,500       1,625,625
                                                                                   -------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority Revenue Taxable Series
    C 6.05%, 7/1/02.........................................  AA-            450         459,000

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
MASSACHUSETTS--CONTINUED
  Massachusetts State Water Resources Authority Revenue
    Series D 5%, 8/1/24.....................................  AAA       $    545   $     538,188
                                                                                   -------------
                                                                                         997,188
                                                                                   -------------
NEW YORK--1.1%
  Metropolitan Transportation Authority Series A 5%,
    4/1/23..................................................  AAA            760         756,200
  New York State Dormitory Authority
    Pension Obligation Revenue Taxable
    6.90%, 4/1/03...........................................  BBB+           650         677,625
  New York State Taxable Series C 6.35%, 3/1/07.............  AAA          1,500       1,558,125
                                                                                   -------------
                                                                                       2,991,950
                                                                                   -------------
PENNSYLVANIA--0.7%
  Pittsburgh Pension Taxable 6.50%, 3/1/17..................  AAA          1,250       1,303,125
  Pittsburgh Water & Sewer Authority Series A 5.05%,
    9/1/25..................................................  AAA            760         758,100
                                                                                   -------------
                                                                                       2,061,225
                                                                                   -------------
TEXAS--1.1%
  Dallas-Fort Worth Taxable 6.40%, 11/1/07..................  AAA          1,000       1,045,000
  Houston Water & Sewer System
    Revenue Refunding, Jr. Lien,
    Series D 5%, 12/1/25....................................  AAA            685         671,300
  Texas State General Obligation Series B 5.25%, 10/1/08....  AA             275         297,688
  Texas State Taxable Veterans Limited Series B 6.10%,
    12/1/03.................................................  AA           1,000       1,026,250
                                                                                   -------------
                                                                                       3,040,238
                                                                                   -------------
VIRGINIA--0.4%
  Newport News Taxable Series B 7.05%, 1/15/25..............  AA           1,000       1,032,500
                                                                                   -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $17,715,922).................................................      18,428,319
                                                                                   -------------
ASSET-BACKED SECURITIES--1.1%
  AESOP Funding II LLC 97-1, A2 144A 6.40%, 10/20/03 (c)....  AAA          1,200       1,227,000
  Capita Equipment Receivables Trust 97-1, B 6.45%,
    8/15/02.................................................  A+             770         777,700
  Fleetwood Credit Corp. Grantor Trust 96-B, A 6.90%,
    3/15/12.................................................  AAA            411         416,964
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........  AA-            675         700,523
                                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $3,056,773)..................................................       3,122,187
                                                                                   -------------
CORPORATE BONDS--4.4%
COMPUTERS (SOFTWARE & SERVICES)--0.5%
  CSC Holdings Inc. 7.625%, 7/15/18.........................  BB+          1,000       1,003,750
  Computer Associates International Series B 6.375%,
    4/15/05.................................................  A-             535         526,975
                                                                                   -------------
                                                                                       1,530,725
                                                                                   -------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
  Station Casinos, Inc. 10.125%, 3/15/06....................  B+             500         522,500
                                                                                   -------------
HEALTH CARE (DIVERSIFIED)--0.4%
  Tenet Healthcare Corp 144A 8.125%, 12/1/08 (c)............  BB-          1,000       1,036,250
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.3%
  Boston Scientific Corp. 6.625%, 3/15/05...................  BBB       $    975   $     920,156
                                                                                   -------------
LEASING/RENTAL--0.1%
  United Rentals, Inc. 9.50%, 6/01/08.......................  BB-            250         252,500
                                                                                   -------------
MANUFACTURING (DIVERSIFIED)--0.2%
  Tyco International Group SA 6.375%, 6/15/05...............  A-             600         609,750
                                                                                   -------------
PAPER & FOREST PRODUCTS--0.3%
  Buckeye Cellulose Corp. 8.50%, 12/15/05...................  BB             700         726,250
                                                                                   -------------
PERSONAL CARE--0.2%
  Revlon Consumer Products 144A 9%, 11/1/06 (c).............  B              500         495,000
                                                                                   -------------
PUBLISHING--0.2%
  Hollinger International Publishing, Inc. 9.25%, 3/15/07...  B              625         660,937
                                                                                   -------------
RETAIL (FOOD CHAINS)--0.4%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  BB+          1,000       1,082,500
                                                                                   -------------
SERVICES (COMMERCIAL & CONSUMER)--0.1%
  United Rentals, Inc. 144A 8.80%, 8/15/08 (c)..............  BB-            250         244,375
                                                                                   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
  Comcast Cellular Holdings, Inc. Series B 9.50%, 5/1/07....  BB+          1,000       1,065,000
                                                                                   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
  Quest Communications International Inc. 144A 7.50%,
    11/1/08 (c).............................................  BB+          1,100       1,148,125
                                                                                   -------------
TELEPHONE--0.1%
  Nextlink Communications, Inc. 144A 10.75%, 11/15/08 (c)...  B              370         379,250
                                                                                   -------------
TEXTILES (HOME FURNISHINGS)--0.4%
  Westpoint Stevens, Inc. 7.875%, 6/15/05...................  BB           1,000       1,025,000
                                                                                   -------------
TRUCKERS & MARINE--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08.......................  BB+            230         228,563
                                                                                   -------------
TRUCKS & PARTS--0.1%
  Cummins Engine Inc. 6.45%, 3/1/05.........................  BBB+           400         390,500
                                                                                   -------------
TOTAL CORPORATE BONDS
  (Identified cost $11,921,026).................................................      12,317,381
                                                                                   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--6.1%
  CS First Boston Mortgage Securities Corp. 95-AEW1, B
    7.182%, 11/25/27........................................  AA-            424         423,081
  CS First Boston Mortgage Securities Corp. 97-C2, B 6.72%,
    11/17/07................................................  Aa(d)        2,000       2,067,500
  Case Equipment Loan Trust 98-A, A4, 5.83%, 2/15/05........  AAA          1,750       1,769,985
  DLJ Mortgage Acceptance Corp. 144A 96-CF1, A1B 7.58%,
    2/12/06 (c)(f)..........................................  AAA          1,400       1,479,187
  First Union-Lehman Brothers 97-C1, B 7.43%, 4/18/07.......  Aa(d)          930       1,005,272
  G.E. Capital Mortgage Services, Inc. 96-8, 1M 7.25%,
    5/25/26.................................................  AA             243         246,078
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07................  AA             825         868,312
  Mortgage Capital Funding, Inc. 96-MC2, A3, 7.008%,
    9/20/06.................................................  Aaa(d)       2,000       2,103,125
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA             450         479,672
  Norwest Asset Securities Corp. 96-9, A15 7.75% 1/25/27....  Aaa(d)       2,000       2,030,000
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA             96          95,568
  Residential Funding Mortgage Securities I 96-S8, A4 6.75%,
    3/25/11.................................................  AAA            618         624,380
                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA       $  1,000   $   1,006,250
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................  AA             969         974,034
  Structured Asset Securities Corp. 93-C1, 6.60%,
    10/25/24................................................  A+             525         526,684
  Triangle Funding Ltd. 98-2A, 3, 144A 7.163%, 10/15/04
    (c).....................................................  BBB          1,500       1,494,375
                                                                                   -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $16,952,519).................................................      17,193,503
                                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--1.5%
COLOMBIA--0.4%
  Republic of Colombia 7.70% 7/14/03........................  NR             610         530,700
  Republic of Colombia 7.25%, 2/23/04.......................  BBB-           825         703,312
                                                                                   -------------
                                                                                       1,234,012
                                                                                   -------------
CROATIA--0.4%
  Croatia Series B 6.563%, 7/31/06 (e)......................  BBB-           679         549,654
  Croatia Series A 6.563%, 7/31/10 (e)......................  BBB-           775         620,000
                                                                                   -------------
                                                                                       1,169,654
                                                                                   -------------
POLAND--0.7%
  Poland Bearer PDI 5%, 10/27/14............................  BBB-         1,450       1,358,469
  Poland Discount Euro 6.78%, 10/27/24......................  BBB-           600         595,500
                                                                                   -------------
                                                                                       1,953,969
                                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $4,525,825)..................................................       4,357,635
                                                                                   -------------
FOREIGN CORPORATE BONDS--0.9%
ARGENTINA--0.2%
  Compania de Radiocomunicaciones Moviles SA 144A 9.25%,
    5/8/08 (c)..............................................  BBB            300         277,500
  Telefonica de Argentina 144A 9.125%, 5/7/08 (c)...........  BBB-           290         268,250
                                                                                   -------------
                                                                                         545,750
                                                                                   -------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA 7.375%, 12/8/03......  BBB            120         108,600
  Petropower I Funding Trust 144A, 7.36%, 2/15/14 (c).......  BBB            350         295,312
                                                                                   -------------
                                                                                         403,912
                                                                                   -------------
JAPAN--0.6%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (c)(e)..................................................  Baa(d)         910         784,019
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (c)(e)...........  BB+            910         866,079
                                                                                   -------------
                                                                                       1,650,098
                                                                                   -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,871,089)..................................................       2,599,760
                                                                                   -------------

                                                                         SHARES
                                                                        --------
COMMON STOCKS--61.0%
BANKS (MAJOR REGIONAL)--2.2%
  Bank One Corp.......................................................    29,850       1,524,216
  Mellon Bank Corp....................................................    17,200       1,182,500
  U.S. Bancorp........................................................    24,400         866,200
  Wells Fargo & Co....................................................    67,000       2,675,812
                                                                                   -------------
                                                                                       6,248,728
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                      SHARES         VALUE
                                                    ----------   -------------
BANKS (MONEY CENTER)--0.8%
  BankAmerica Corp................................      36,882   $   2,217,530
                                                                 -------------
BEVERAGES (ALCOHOLIC)--0.6%
  Anheuser-Busch Companies, Inc...................      26,600       1,745,625
                                                                 -------------
BEVERAGES (NON-ALCOHOLIC)--0.9%
  PepsiCo, Inc....................................      64,500       2,640,469
                                                                 -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
  CBS Corp........................................      26,200         858,050
  Chancellor Media Corp. (b)......................      21,400       1,024,525
  Clear Channel Communications, Inc. (b)..........      16,300         888,350
  Fox Entertainment Group, Inc. Class A (b).......      21,200         533,975
  Liberty Media Group ClassA (b)..................      44,600       2,054,387
  Tele-Communications, Inc. Class A (b)...........      55,200       3,053,250
                                                                 -------------
                                                                     8,412,537
                                                                 -------------
COMMUNICATIONS EQUIPMENT--0.5%
  Tellabs, Inc. (b)...............................      19,600       1,343,825
                                                                 -------------
COMPUTERS (HARDWARE)--2.2%
  International Business Machines Corp............      33,000       6,096,750
                                                                 -------------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b).........................      29,125       2,703,164
                                                                 -------------
COMPUTERS (PERIPHERALS)--1.0%
  EMC Corp. (b)...................................      32,500       2,762,500
                                                                 -------------
COMPUTERS (SOFTWARE & SERVICES)--7.3%
  America Online, Inc. (b)........................      10,700       1,712,000
  BMC Software, Inc. (b)..........................      59,600       2,655,925
  Compuware Corp. (b).............................      54,500       4,257,812
  Edwards (J.D.) & Co. (b)........................      21,200         601,550
  HBO & Co........................................      95,300       2,733,919
  Microsoft Corp. (b).............................      41,300       5,727,794
  Oracle Corp. (b)................................      36,800       1,587,000
  Sterling Commerce, Inc. (b).....................      22,600       1,017,000
                                                                 -------------
                                                                    20,293,000
                                                                 -------------
CONSUMER FINANCE--0.8%
  Capital One Financial Corp......................      18,900       2,173,500
                                                                 -------------
DISTRIBUTORS (FOOD & HEALTH)--1.0%
  Cardinal Health, Inc............................      37,650       2,856,694
                                                                 -------------
ELECTRICAL EQUIPMENT--1.7%
  General Electric Co.............................      45,200       4,613,225
                                                                 -------------
ELECTRONICS (SEMICONDUCTORS)--3.1%
  Intel Corp......................................      63,800       7,564,287
  Micron Technology, Inc. (b).....................      23,600       1,193,275
                                                                 -------------
                                                                     8,757,562
                                                                 -------------
FINANCIAL (DIVERSIFIED)--3.0%
  Citigroup, Inc..................................      49,700       2,460,150
  Freddie Mac.....................................      59,200       3,814,700
  Morgan Stanley Dean Witter & Co. (b)............      28,500       2,023,500
                                                                 -------------
                                                                     8,298,350
                                                                 -------------
HEALTH CARE (DIVERSIFIED)--3.6%
  Bristol-Myers Squibb Co. (b)....................      36,600       4,897,537
  Mylan Laboratories, Inc.........................      33,300       1,048,950
  Warner-Lambert Co...............................      56,300       4,233,056
                                                                 -------------
                                                                    10,179,543
                                                                 -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.1%
  Pfizer, Inc.....................................      43,800       5,494,162
  Schering-Plough Corp............................      70,000       3,867,500
  Watson Pharmaceuticals, Inc. (b)................      31,800       1,999,425
                                                                 -------------
                                                                    11,361,087
                                                                 -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
  Baxter International, Inc. (b)..................      32,700       2,103,019
  Becton, Dickinson and Co........................      16,900         721,419

                                                      SHARES         VALUE
                                                    ----------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--CONTINUED

  Genzyme Corp. (b)...............................      17,200   $     855,700
  Medtronic, Inc..................................      38,600       2,866,050
                                                                 -------------
                                                                     6,546,188
                                                                 -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.3%
  Clorox Co. (The)................................       5,600         654,150
  Colgate-Palmolive Co............................       8,600         798,725
  Procter & Gamble Co. (The)......................      24,600       2,246,287
                                                                 -------------
                                                                     3,699,162
                                                                 -------------
INSURANCE (LIFE/HEALTH)--0.4%
  UNUM Corp.......................................      19,000       1,109,125
                                                                 -------------
INSURANCE (MULTI-LINE)--1.1%
  American International Group, Inc...............      22,200       2,145,075
  ReliaStar Financial Corp........................      22,600       1,042,425
                                                                 -------------
                                                                     3,187,500
                                                                 -------------
LODGING--HOTELS--0.3%
  Carnival Corp...................................      18,300         878,400
                                                                 -------------
MANUFACTURING (DIVERSIFIED)--1.3%
  Tyco International Ltd..........................      48,600       3,666,262
                                                                 -------------
OIL & GAS (DRILLING & EQUIPMENT)--0.3%
  Halliburton Co..................................      11,100         328,838
  Schlumberger Ltd................................       7,200         332,100
  Transocean Offshore, Inc........................      11,200         300,300
                                                                 -------------
                                                                       961,238
                                                                 -------------
OIL (DOMESTIC INTEGRATED)--1.1%
  USX-Marathon Group..............................     100,500       3,027,563
                                                                 -------------
OIL (INTERNATIONAL INTEGRATED)--1.3%
  Amoco Corp......................................      49,400       2,982,525
  Conoco, Inc. Class A (b)........................      30,200         630,425
                                                                 -------------
                                                                     3,612,950
                                                                 -------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc.................................      53,300       3,261,294
                                                                 -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.2%
  Tandy Corp. (b).................................      15,800         650,763
                                                                 -------------
RETAIL (DRUG STORES)--2.5%
  CVS Corp........................................      61,500       3,382,500
  Rite Aid Corp...................................      72,200       3,578,413
                                                                 -------------
                                                                     6,960,913
                                                                 -------------
RETAIL (FOOD CHAINS)--2.6%
  Meyer (Fred), Inc. (b)..........................      48,770       2,938,393
  Safeway, Inc. (b)...............................      72,400       4,411,875
                                                                 -------------
                                                                     7,350,268
                                                                 -------------
RETAIL (GENERAL MERCHANDISE)--0.5%
  Wal-Mart Stores, Inc............................      16,100       1,311,144
                                                                 -------------
RETAIL (SPECIALTY)--1.1%
  Borders Group, Inc. (b).........................      33,600         837,900
  Staples, Inc. (b)...............................      50,650       2,212,772
                                                                 -------------
                                                                     3,050,672
                                                                 -------------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  ServiceMaster Co. (The).........................      40,000         882,500
                                                                 -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.1%
  AirTouch Communications, Inc. (b)...............      80,800       5,827,700
                                                                 -------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
  AT&T Corp.......................................      33,400       2,513,350
  MCI WorldCom, Inc. (b)..........................      41,975       3,011,706
                                                                 -------------
                                                                     5,525,056
                                                                 -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                      SHARES         VALUE
                                                    ----------   -------------
TELEPHONE--1.3%
  BellSouth Corp..................................      41,600   $   2,074,800
  SBC Communications, Inc.........................      28,600       1,533,675
                                                                 -------------
                                                                     3,608,475
                                                                 -------------
WASTE MANAGEMENT--1.0%
  Waste Management, Inc...........................      62,000       2,890,750
                                                                 -------------
TOTAL COMMON STOCKS
  (Identified cost $123,662,416)..............................     170,712,012
                                                                 -------------
FOREIGN COMMON STOCKS--0.5%
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.5%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)......      19,300       1,342,546
                                                                 -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,125,896)................................       1,342,546
                                                                 -------------
TOTAL LONG-TERM INVESTMENTS--93.9%
  (Identified cost $214,872,667)..............................     263,040,395
                                                                 -------------

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
SHORT-TERM OBLIGATIONS--6.1%
COMMERCIAL PAPER--5.4%
  Coca-Cola Co. 4.90%, 1/4/99...............................  A-1+      $  2,735   $   2,733,883
  Potomac Electric Power Co. 4.95%, 1/4/99..................  A-1          1,845       1,844,239
  SBC Communications Inc. 5.95%, 1/6/99.....................  A-1+         2,485       2,482,946
  Corporate Asset Funding Co., Inc. 5.65%, 1/14/99..........  A-1+           450         449,082
  Shell Oil Co. 4.75%, 1/25/99..............................  A-1+         2,495       2,487,099
  Potomac Electric Power 5.50%, 1/26/99.....................  A-1          1,930       1,922,629
  Vermont American Corp. 4.45%, 1/27/99.....................  A-1+         2,270       2,261,065
  Wisconsin Electric Power Co. 5.40%,
    1/28/99.................................................  A-1+           915         911,294
                                                                                   -------------
                                                                                      15,092,237
                                                                                   -------------
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.50%, 1/4/99........................................               2,025       2,024,241
                                                                                   -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $17,116,478).................................................      17,116,478
                                                                                   -------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $231,989,146)................................................     280,156,873(a)
  Cash and receivables, less liabilities--(0.0%)................................        (101,230)
                                                                                   -------------
NET ASSETS--100.0%..............................................................   $ 280,055,643
                                                                                   -------------
                                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,810,642 and gross depreciation of $2,828,720 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $232,174,951.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $9,994,722 or 3.6% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $231,989,146).............................................  $ 280,156,873
Receivables
  Interest and dividends....................................      1,258,856
  Investment securities sold................................      1,168,691
  Fund shares sold..........................................        204,568
Prepaid expenses............................................          5,008
                                                              -------------
    Total assets............................................    282,793,996
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................         11,312
  Investment securities purchased...........................      2,113,929
  Fund shares repurchased...................................        368,637
  Investment advisory fee...................................        127,253
  Financial agent fee.......................................         21,208
  Trustees' fee.............................................          5,060
Accrued expenses............................................         90,954
                                                              -------------
    Total liabilities.......................................      2,738,353
                                                              -------------
NET ASSETS..................................................  $ 280,055,643
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of benefical interest...........  $ 229,861,876
  Undistributed net investment income.......................        244,131
  Accumulated net realized gain.............................      1,781,909
  Net unrealized appreciation...............................     48,167,727
                                                              -------------
NET ASSETS..................................................  $ 280,055,643
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,386,789
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       13.74
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   7,135,692
  Dividends.................................................      1,052,674
  Foreign taxes withheld....................................         (3,350)
                                                              -------------
    Total investment income.................................      8,185,016
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,378,437
  Financial agent fee.......................................        191,836
  Custodian.................................................         45,357
  Printing..................................................         29,325
  Professional..............................................         26,438
  Trustees..................................................         14,329
  Miscellaneous.............................................         15,084
                                                              -------------
    Total expenses..........................................      1,700,806
                                                              -------------
NET INVESTMENT INCOME.......................................      6,484,210
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,823,127
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     36,386,238
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     38,209,365
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  44,693,575
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  6,484,210        $  6,313,137
  Net realized gain (loss)..................................       1,823,127          28,928,777
  Net change in unrealized appreciation (depreciation)......      36,386,238             398,108
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      44,693,575          35,640,022
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (6,299,939)         (6,626,999)
  Net realized gains........................................      (9,082,295)        (25,653,795)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (15,382,234)        (32,280,794)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,750,917 and 2,522,290
    shares, respectively)...................................      60,237,782          32,463,957
  Net asset value of shares issued from reinvestment of
    distributions
    (1,187,415 and 2,611,513 shares, respectively)..........      15,382,234          32,280,794
  Cost of shares repurchased (4,412,737 and 3,214,459
    shares, respectively)...................................     (56,055,533)        (41,209,392)
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      19,564,483          23,535,359
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS................................      48,875,824          26,894,587
NET ASSETS
  Beginning of period.......................................     231,179,819         204,285,232
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $244,131 AND
    $52,552, RESPECTIVELY)..................................    $280,055,643        $231,179,819
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  YEAR ENDED DECEMBER 31,
                                              1998          1997          1996          1995             1994
                                            ---------     ---------     ---------     ---------        ---------
Net asset value, beginning of period....    $   12.26     $   12.06     $   12.30     $   10.53        $   11.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........         0.33          0.38          0.36          0.40(2)          0.38(1)(2)
  Net realized and unrealized gain
    (loss)..............................         1.94          1.73          0.89          2.02            (0.70)
                                            ---------     ---------     ---------     ---------        ---------
    TOTAL FROM INVESTMENT OPERATIONS....         2.27          2.11          1.25          2.42            (0.32)
                                            ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................        (0.32)        (0.40)        (0.35)        (0.40)           (0.36)
  Dividends from net realized gains.....        (0.47)        (1.51)        (1.14)        (0.25)           (0.10)
                                            ---------     ---------     ---------     ---------        ---------
    TOTAL DISTRIBUTIONS.................        (0.79)        (1.91)        (1.49)        (0.65)           (0.46)
                                            ---------     ---------     ---------     ---------        ---------
CHANGE IN NET ASSET VALUE...............         1.48          0.20         (0.24)         1.77            (0.78)
                                            ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD..........    $   13.74     $   12.26     $   12.06     $   12.30        $   10.53
                                            ---------     ---------     ---------     ---------        ---------
                                            ---------     ---------     ---------     ---------        ---------
Total return............................        19.01%        17.93%        10.56%        23.28%           (2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...     $280,056      $231,180      $204,285      $193,302         $161,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................         0.68%         0.71%         0.68%         0.65%(3)         0.69%
  Net investment income.................         2.58%         2.92%         2.93%         3.44%            3.44%
Portfolio turnover rate.................          110%          181%          229%          223%             171%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

INVESTOR PROFILE

    The Fund emphasizes capital appreciation and current yield equally. It is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of owned properties, dependency on management skills and risks similar to those linked to small company investing.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Real Estate Equity Securities Series provided a return of (21.19)% compared with a return of (17.50)% for the NAREIT Equity Total Return Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The year has clearly been disappointing from a stock price performance perspective. However, growth expectations in funds from operations (FFO)--the proxy for earnings--that a year ago we indicated should be 9% to 12% per share, have been met to date. Despite the negative press and broad-brush strokes of criticism, the bottom-line earnings were delivered overall. In fact, FFO per share grew by over 12% in the second and third quarters. This compares to flat to negative earnings growth for the broader market for the same two quarters.

    Earnings growth for equity REITs peaked this year as we have moved closer to equilibrium in the real estate cycle. This was not a surprise, but the level of erosion of investor confidence in the sector was. Some of the concerns that surfaced in 1998 were valid, while others were exaggerated and were frequently used to critique all equity REITs (over 170 companies in 14 sectors). The concerns included the threats of overbuilding, legislative action, and a softening economy. They also included legitimate questions about a lack of demonstrated discipline by some equity REITs in issuing additional common shares and debt.

    More than a few management teams did not recognize when their cost of capital was greater than the return available in the market for acquisitions, development or redevelopment. The capital markets ultimately disciplined them and private developers appropriately. However, discipline was meted out throughout the sector with very little distinction between offending REITs and REITs with demonstrated fiscal responsibility.

    Larger, more liquid equity REITs underperformed their peers overall this past year as investors were net sellers. Last year's "growth" REITs, with significant imbedded internal growth, were nevertheless abandoned by investors who no longer saw growth and momentum in those names. As we favor visible earnings, particularly from internal growth, we were overweight in those companies. We were also overweight in the two sectors that experienced the most multiple contraction, office and hotels. The office and hotel sectors had the highest earnings growth per share this year and traded at the deepest discount to net asset value, but they were also subject to the largest swings on changes of sentiment or fundamentals. These reasons caused us to underperform our benchmark for the year.

OUTLOOK

    Conservative growth estimates of funds from operations per share range from 5% to 7% in 1999, assuming no external growth, and 7% to 9%, assuming modest external growth. Equity REIT earnings fundamentals will continue to beat the broader market, in our opinion. In addition, the dividend payout ratio as a percentage of cash flow is at its lowest in the history of equity REITs, thus allowing companies to retain cash flow in capital-constrained times.

    Based on this information, we believe the broader market is expensive relative to REITs. Last year we could not make the claim that real estate was cheaper on Wall Street than Main Street. This year we can. Whether one is looking at office or industrial property values per square foot, apartment values per unit, hotel values per key, health care property values per bed, discounts to net asset value, or FFO yield versus cap rates, equity REITs are cheaper today than private market real estate. Given the earnings expectation for the broader market, combined with its record high multiple and a return to a rational level of investor sentiment, equity REITs should offer an attractive alternative to the broader market with continued attractive yields.

(1) The NAREIT (National Association of Real Estate Investment Trusts) Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance. The Index is not available for direct investment.

                         REAL ESTATE SECURITIES SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              REAL ESTATE SECURITIES
                      SERIES             NAREIT*
05/01/1995                  $10,000.00  $10,000.00
12/31/1995                  $11,779.19  $11,547.95
12/31/1996                  $15,677.21  $15,618.28
12/31/1997                  $19,133.73  $18,787.22
12/31/1998                  $15,078.60  $15,498.99

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             5/1/95 TO
                                                    1 YEAR   12/31/98
----------------------------------------------------------------------
Real Estate Securities Series                       (21.19)%    11.84%
----------------------------------------------------------------------
NAREIT Equity Index(*)                              (17.50)%    12.68%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
COMMON STOCKS--95.5%
REAL ESTATE INVESTMENT TRUSTS--95.1%
COMMERCIAL--39.9%
OFFICE/INDUSTRIAL--37.6%
  Alexandria Real Estate Equities, Inc.........................          10,000   $       309,375
  Boston Properties, Inc.......................................          95,500         2,912,750
  Duke Realty Investments, Inc.................................          31,600           734,700
  Equity Office Properties Trust...............................          34,173           820,152
  First Industrial Realty Trust, Inc...........................          52,600         1,410,337
  Highwoods Properties, Inc....................................          59,900         1,542,425
  Mack-Cali Realty Corp........................................          47,200         1,457,300
  Reckson Associates Realty Corp...............................          57,200         1,269,125
  Spieker Properties, Inc......................................          68,200         2,361,425
  Weeks Corp...................................................          30,500           859,719
                                                                                  ---------------
                                                                                       13,677,308
                                                                                  ---------------
STORAGE--2.3%
  Storage USA, Inc.............................................          25,900           836,894
                                                                                  ---------------
TOTAL COMMERCIAL...............................................................        14,514,202
                                                                                  ---------------
DIVERSIFIED--13.5%
  Colonial Properties Trust....................................          36,700           977,137
  Crescent Real Estate Equities Co.............................          79,900         1,837,700
  Vornado Realty Trust.........................................          62,200         2,099,250
                                                                                  ---------------
                                                                                        4,914,087
                                                                                  ---------------

                                                                     SHARES            VALUE
                                                                  -------------   ---------------

HEALTH CARE--4.5%
  Health Care Property Investors, Inc..........................           5,650   $       173,738
  Nationwide Health Properties, Inc............................          47,900         1,032,844
  OMEGA Healthcare Investors, Inc..............................          14,000           422,625
                                                                                  ---------------
                                                                                        1,629,207
                                                                                  ---------------
HOTELS--2.7%
  Patriot American Hospitality, Inc............................          55,800           334,800
  Starwood Hotel & Resorts combined certificate................          29,900           678,356
                                                                                  ---------------
                                                                                        1,013,156
                                                                                  ---------------
NET LEASE--5.0%
  TriNet Corporate Realty Trust, Inc...........................          68,000         1,819,000
                                                                                  ---------------
RESIDENTIAL--17.4%
APARTMENTS--13.0%
  Avalon Bay Communities, Inc..................................          33,900         1,161,075
  Equity Residential Properties Trust..........................          65,600         2,652,700
  Essex Property Trust, Inc....................................          30,700           913,325
                                                                                  ---------------
                                                                                        4,727,100
                                                                                  ---------------
MANUFACTURED HOMES--4.4%
  Manufactured Home Communities, Inc...........................          33,800           847,113
  Sun Communities, Inc.........................................          21,300           741,506
                                                                                  ---------------
                                                                                        1,588,619
                                                                                  ---------------
TOTAL RESIDENTIAL..............................................................         6,315,719
                                                                                  ---------------

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
RETAIL--12.1%
FACTORY OUTLET--3.7%
  Chelsea GCA Realty, Inc......................................          37,600   $     1,339,500
                                                                                  ---------------
REGIONAL MALLS--6.5%
  Macerich Co. (The)...........................................          44,300         1,135,188
  Simon Property Group, Inc....................................          17,796           507,186
  Urban Shopping Centers, Inc..................................          21,700           710,675
                                                                                  ---------------
                                                                                        2,353,049
                                                                                  ---------------
STRIP CENTERS--1.9%
  Developers Diversified Realty Corp...........................          40,000           710,000
                                                                                  ---------------
TOTAL RETAIL...................................................................         4,402,549
                                                                                  ---------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $38,306,940)................................................        34,607,920
                                                                                  ---------------
REAL ESTATE OPERATING COMPANIES--0.4%
COMMERCIAL--0.3%
OFFICE/INDUSTRIAL--0.3%
  Reckson Services Industries, Inc. (b)........................          27,456           113,256
                                                                                  ---------------
DIVERSIFIED--0.1%
  Vornado Operating, Inc. (b)..................................           3,110            25,074
                                                                                  ---------------
                                                                     SHARES            VALUE
                                                                  -------------   ---------------

HEALTH CARE--0.0%
  OMEGA Worldwide Inc. (b).....................................           4,641   $        20,304
                                                                                  ---------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $111,859)...................................................           158,634
                                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $38,418,799)................................................        34,766,554
                                                                                  ---------------

                                                           STANDARD
                                                           & POOR'S       PAR
                                                            RATING       VALUE
                                                         (UNAUDITED)     (000)
                                                         ------------   --------
SHORT-TERM OBLIGATIONS--3.9%
COMMERCIAL PAPER--3.9%
  Coca-Cola Co. 4.90%, 1/14/99.........................  A-1+           $  1,425         1,424,418
                                                                                   ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,424,418)..................................................         1,424,418
                                                                                   ---------------
TOTAL INVESTMENTS--99.4%
  (Identified cost $39,843,217).................................................        36,190,972(a)
  Cash and receivables, less liabilities--0.6%..................................           216,820
                                                                                   ---------------
NET ASSETS--100.0%..............................................................   $    36,407,792
                                                                                   ---------------
                                                                                   ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,980,603 and gross depreciation of $5,632,848 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $39,843,217.
(b)  Non-income producing.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $39,843,217)..............................................  $ 36,190,972
Cash........................................................            56
Receivables
  Dividends and interest....................................       280,315
  Fund shares sold..........................................        20,808
Prepaid expenses............................................           720
                                                              ------------
    Total assets............................................    36,492,871
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................        22,659
  Investment advisory fee...................................         2,242
  Financial agent fee.......................................         5,109
  Trustees' fee.............................................         5,060
  Accrued expenses..........................................        50,009
                                                              ------------
    Total liabilities.......................................        85,079
                                                              ------------
NET ASSETS..................................................  $ 36,407,792
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 40,173,537
  Accumulated net realized loss.............................      (113,500)
  Net unrealized depreciation...............................    (3,652,245)
                                                              ------------
NET ASSETS..................................................  $ 36,407,792
                                                              ------------
                                                              ------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     2,965,496
                                                              ------------
                                                              ------------
Net asset value and offering price per share................  $      12.28
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  2,301,791
  Interest..................................................        63,275
                                                              ------------
    Total investment income.................................     2,365,066
                                                              ------------
EXPENSES
  Investment advisory fee...................................       350,294
  Financial agent fee.......................................        53,733
  Printing..................................................        29,630
  Professional..............................................        17,761
  Trustees..................................................        12,954
  Custodian.................................................         4,221
  Miscellaneous.............................................         4,227
                                                              ------------
    Total expenses..........................................       472,820
    Less expenses borne by investment adviser...............        (5,762)
                                                              ------------
    Net expenses............................................       467,058
                                                              ------------
NET INVESTMENT INCOME.......................................     1,898,008
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................      (109,430)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (13,109,206)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (13,218,636)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(11,320,628)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   1,898,008    $   1,402,058
  Net realized gain (loss)..................................       (109,430)       1,766,075
  Net change in unrealized appreciation (depreciation)......    (13,109,206)       5,041,754
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    (11,320,628)       8,209,887
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (1,978,391)      (1,330,417)
  Net realized gains........................................        (49,416)      (1,843,915)
  Tax return of capital.....................................        (45,581)              --
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (2,073,388)      (3,174,332)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,369,232 and 2,796,827
    shares, respectively)...................................     20,540,759       42,663,506
  Net asset value of shares issued from reinvestment of
    distributions (154,542 and 196,112 shares,
    respectively)...........................................      2,073,388        3,174,332
  Cost of shares repurchased (1,894,769 and 1,242,092
    shares, respectively)...................................    (27,471,348)     (18,924,144)
                                                              --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (4,857,201)      26,913,694
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    (18,251,217)      31,949,249
NET ASSETS
  Beginning of period.......................................     54,659,009       22,709,760
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $80,383, RESPECTIVELY).................  $  36,407,792    $  54,659,009
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM
                                                          YEAR ENDED                    INCEPTION
                                                         DECEMBER 31,                   5/1/95 TO
                                               1998           1997          1996        12/31/95
                                            -----------     ---------     ---------     ---------
Net asset value, beginning of period....     $    16.38     $   14.32     $   11.33     $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........           0.78(3)       0.50(3)       0.50(3)      0.33(3)
  Net realized and unrealized gain
    (loss)..............................          (4.20)         2.62          3.14         1.42
                                            -----------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....          (3.42)         3.12          3.64         1.75
                                            -----------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................          (0.65)        (0.48)        (0.50)       (0.33)
  Dividends from net realized gains.....          (0.02)        (0.58)        (0.15)       (0.06)
  Tax return of capital.................          (0.01)           --            --        (0.03)
                                            -----------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.................          (0.68)        (1.06)        (0.65)       (0.42)
                                            -----------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...............          (4.10)         2.06          2.99         1.33
                                            -----------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD..........     $    12.28     $   16.38     $   14.32     $  11.33
                                            -----------     ---------     ---------     ---------
                                            -----------     ---------     ---------     ---------
Total return............................         (21.19)%       22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...        $36,408       $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................           1.00%         1.00%         1.00%        1.00%(1)
  Net investment income.................           5.07%         3.59%         4.36%        4.80%(1)
Portfolio turnover rate.................             18%           41%           21%          10%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.002, $0.01, $0.05 and $0.07 per share, respectively.

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTOR PROFILE

    This Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 44.69% compared with 28.76% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    While 1998 turned out to be an excellent year for the U.S. stock market, it was marked with exceptional volatility. Last year was also marked by large disparity in returns between asset classes. Small-capitalization stocks continued to be underperformers, and profitability at many cyclical companies was under pressure due to weakness in international markets and falling commodity prices. Recognizing these trends, we made a concerted shift last spring to focus on large-capitalization stocks with predictable revenue streams and domestic focus. Overweighting large-capitalization stocks was one of the key reasons for the outperformance of the Fund.

    The other major factor influencing performance was the thematic selection of the Fund. The theme INTERNET ECONOMY represented a sizable portion of the portfolio as we believe that the Internet is the next major technology wave that will affect the way the world works, communicates, shops, and plays. Internet stocks have been exceptionally powerful over the last year, as well as stocks of companies that are considered beneficiaries of the Internet. Another important theme, 21ST CENTURY MEDICINE, has benefited from the remarkable advance of new drugs like Viagra, implant devices, and non-invasive surgical techniques. Breakthroughs in health-care are continuing to have important changes in the way medicine is practiced, enhancing the quality of life.

    As a result of the Fed easing, small- and mid-cap stocks have been performing better. Concurrent with the Fed rate cuts, we began to add to smaller capitalization stocks in semiconductor, financial, energy, and telecommunications industries. Primarily our new additions have been niche companies. We believe that we were able to invest in some great franchises that were being given away at outstanding values.

OUTLOOK

    Our current outlook is for economic growth to be slightly better than consensus. Recent rises in long-term interest rates and strong economic data seem to indicate that the Fed's efforts to inject liquidity into the system through Fed rate cuts in the fall have worked. It is also our expectation that the financial markets will remain volatile in 1999, as there are still many cross-currents at work in the global financial systems. We believe that our timely themes, however, will prove to be resilient in the face of continued uncertainty.

 (1) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                             STRATEGIC THEME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STRATEGIC THEME
                    SERIES         S & P MIDCAP 400 INDEX*  S & P 500 INDEX**
1/29/1996              $10,000.00               $10,000.00         $10,000.00
12/31/1996             $11,032.96               $11,959.38         $12,144.20
12/31/1997             $12,926.73               $15,818.21         $16,197.39
12/31/1998                $18,704                  $18,841            $20,855

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
ENDING 12/31/98

                                                 FROM
                                               INCEPTION
                                              1/29/96 TO
                                     1 YEAR    12/31/98
---------------------------------------------------------
Strategic Theme Series               44.69%       23.89%
---------------------------------------------------------
S&P MidCap 400 Index*                19.11%       24.20%
---------------------------------------------------------
S&P 500 Stock Index**                28.76%       28.59%
---------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  * The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.

 ** The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance. The Index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                             SHARES           VALUE
                                                                          -------------   -------------
COMMON STOCKS--96.2%
BANKS-MONEY CENTER--0.9%
  BankAmerica Corp......................................................         11,239   $     675,745
                                                                                          -------------
BANKS-SUPER REGIONAL--2.0%
  BankBoston Corp.......................................................         17,300         673,619
  Firstar Corp..........................................................          8,700         811,275
                                                                                          -------------
                                                                                              1,484,894
                                                                                          -------------
COMMERCIAL SERVICES-MISCELLANEOUS--0.4%
  ServiceMaster Co. (The)...............................................         13,000         286,812
                                                                                          -------------
COMPUTER-LOCAL NETWORKS--4.3%
  Cisco Systems, Inc. (b)...............................................         25,700       2,385,281
  Newbridge Networks Corp. (b)..........................................         27,300         829,237
                                                                                          -------------
                                                                                              3,214,518
                                                                                          -------------
COMPUTER-MEMORY DEVICES--2.0%
  EMC Corp. (b).........................................................         18,000       1,530,000
                                                                                          -------------
COMPUTER-SERVICES--7.3%
  America Online, Inc. (b)..............................................         14,500       2,320,000
  At Home Corp. (b).....................................................         10,000         742,500
  Mastech Corp. (b).....................................................         21,100         603,987
  Usweb Corp. (b).......................................................         34,500         909,937
  Yahoo!, Inc. (b)......................................................          3,900         916,744
                                                                                          -------------
                                                                                              5,493,168
                                                                                          -------------
COMPUTER-SOFTWARE--14.5%
  Apple Computer, Inc. (b)..............................................         18,600         761,437
  BMC Software, Inc. (b)................................................         22,200         989,288
  Compuware Corp. (b)...................................................         17,000       1,328,125

                                                                             SHARES           VALUE
                                                                          -------------   -------------
COMPUTER-SOFTWARE--CONTINUED
  Edwards (J.D.) & Co. (b)..............................................         22,900   $     649,788
  Inktomi Corp. (b).....................................................          2,700         349,313
  International Business Machines Corp..................................         12,800       2,364,800
  Microsoft Corp. (b)...................................................         20,100       2,787,619
  Oracle Corp. (b)......................................................         18,700         806,438
  Sapient Corp. (b).....................................................         14,700         823,200
                                                                                          -------------
                                                                                             10,860,008
                                                                                          -------------
CONSUMER PRODUCTS-MISCELLANEOUS--3.9%
  Clorox Co. (The)......................................................          8,000         934,500
  Colgate-Palmolive Co..................................................          6,800         631,550
  Procter & Gamble Co. (The)............................................         14,500       1,324,031
                                                                                          -------------
                                                                                              2,890,081
                                                                                          -------------
COSMETICS/PERSONAL CARE--1.0%
  Gillette Co...........................................................         14,900         719,856
                                                                                          -------------
ELECTRIC-SEMICONDUCTOR EQUIPMENT--4.3%
  Cymer, Inc. (b).......................................................         54,400         795,600
  Rambus, Inc...........................................................          8,600         827,750
  Uniphase Corp. (b)....................................................         22,800       1,581,750
                                                                                          -------------
                                                                                              3,205,100
                                                                                          -------------
ELECTRIC-SEMICONDUCTOR MANUFACTURING--1.7%
  Novellus Systems, Inc. (b)............................................         25,500       1,262,250
                                                                                          -------------
ELECTRICAL-EQUIPMENT--2.5%
  General Electric Co...................................................         18,700       1,908,569
                                                                                          -------------
FINANCE-INVESTMENT BANKERS--0.9%
  Merrill Lynch & Co., Inc..............................................         10,100         674,175
                                                                                          -------------

                             STRATEGIC THEME SERIES

                                                                             SHARES           VALUE
                                                                          -------------   -------------
FINANCIAL SERVICES-MISCELLANEOUS--9.4%
  American Express Co...................................................          6,100   $     623,725
  Capital One Financial Corp............................................         10,600       1,219,000
  Citigroup, Inc........................................................         27,100       1,341,450
  Equitable Companies, Inc. (The).......................................         16,100         931,788
  Freddie Mac...........................................................         21,500       1,385,406
  Morgan Stanley Dean Witter & Co.......................................          8,600         610,600
  SunAmerica, Inc.......................................................         12,000         973,500
                                                                                          -------------
                                                                                              7,085,469
                                                                                          -------------
LEISURE-SERVICES--1.2%
  Carnival Corp.........................................................         18,000         864,000
                                                                                          -------------
MEDIA-RADIO/TV--2.6%
  Clear Channel Communications, Inc. (b)................................         21,400       1,166,300
  Tele-Communications, Inc. Class A (b).................................         13,700         757,781
                                                                                          -------------
                                                                                              1,924,081
                                                                                          -------------
MEDICAL-BIOMED/GENETICS--0.9%
  Chiron Corp. (b)......................................................         27,000         707,063
                                                                                          -------------
MEDICAL-GENERIC DRUGS--1.2%
  Mylan Laboratories, Inc...............................................         29,400         926,100
                                                                                          -------------
MEDICAL-PRODUCTS--11.6%
  Becton, Dickinson and Co..............................................         28,600       1,220,862
  Genzyme Corp. (b).....................................................         20,800       1,034,800
  Medtronic, Inc........................................................         15,600       1,158,300
  Pfizer, Inc...........................................................         14,400       1,806,300
  Schering-Plough Corp..................................................         25,200       1,392,300
  Warner-Lambert Co.....................................................         15,900       1,195,481
  Watson Pharmaceuticals, Inc. (b)......................................         15,200         955,700
                                                                                          -------------
                                                                                              8,763,743
                                                                                          -------------
MEDICAL-WHOLESALE DRUG/SUNDRY--1.8%
  Cardinal Health, Inc..................................................         18,000       1,365,750
                                                                                          -------------
POLLUTION CONTROL-SERVICES--0.9%
  Allied Waste Industries, Inc..........................................         28,500         673,313
                                                                                          -------------
RETAIL-DEPARTMENT STORES--2.7%
  Kohl's Corp. (b)......................................................         32,700       2,009,006
                                                                                          -------------
RETAIL-DISCOUNT & VARIETY--2.5%
  Wal-Mart Stores, Inc..................................................         23,100       1,881,206
                                                                                          -------------
                                                                             SHARES           VALUE
                                                                          -------------   -------------
RETAIL-MAJOR DISCOUNT CHAINS--1.1%
  Costco Companies, Inc. (b)............................................         11,400   $     822,938
                                                                                          -------------
RETAIL-SPECIALTY--1.6%
  Amazon.com, Inc. (b)..................................................          3,700       1,188,625
                                                                                          -------------
RETAIL-SUPERMARKETS--2.2%
  Safeway, Inc. (b).....................................................         27,500       1,675,781
                                                                                          -------------
RETAIL/WHOLESALE-BUILDING PRODUCTS--2.4%
  Home Depot, Inc. (The)................................................         29,900       1,829,506
                                                                                          -------------
TELECOMMUNICATIONS-EQUIPMENT--0.9%
  Tellabs, Inc. (b).....................................................         10,100         692,481
                                                                                          -------------
TELECOMMUNICATIONS-SERVICES--7.5%
  AT&T Corp.............................................................         12,200         918,050
  AirTouch Communications, Inc. (b).....................................         32,600       2,351,275
  BellSouth Corp. (b)...................................................         22,800       1,137,150
  MCI WorldCom, Inc. (b)................................................         16,900       1,212,575
                                                                                          -------------
                                                                                              5,619,050
                                                                                          -------------
TOTAL COMMON STOCKS
  (Identified cost $57,165,211)........................................................      72,233,288
                                                                                          -------------
FOREIGN COMMON STOCKS--1.7%
MEDICAL-ETHICAL DRUGS--1.7%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)............................         18,200       1,266,037
                                                                                          -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,278,008).........................................................       1,266,037
                                                                                          -------------
TOTAL LONG-TERM INVESTMENTS --97.9%
  (Identified cost $58,443,219)........................................................      73,499,325
                                                                                          -------------
SHORT-TERM OBLIGATIONS--2.8%
FEDERAL AGENCY SECURITIES--2.8%
  FHLB 4.50%, 1/4/99%...................................................          2,105       2,104,211
                                                                                          -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,104,211).........................................................       2,104,211
                                                                                          -------------
TOTAL INVESTMENTS --100.7%
  (Identified cost $60,547,430)........................................................      75,603,536(a)

  Cash and receivables, less liabilities--(0.7%).......................................        (505,820)
                                                                                          -------------
NET ASSETS--100.0%.....................................................................   $  75,097,716
                                                                                          -------------
                                                                                          -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,055,847 and gross depreciation of $1,202,766 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $60,750,455.

(b) Non-income producing.

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $60,547,430)..............................................  $  75,603,536
Cash........................................................          2,131
Receivables
  Investment securities sold................................      1,172,342
  Fund shares sold..........................................        164,418
  Interest and dividends....................................         23,171
Prepaid expenses............................................          1,283
                                                              -------------
    Total assets............................................     76,966,881
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,759,577
  Investment advisory fee...................................         47,509
  Financial agent fee.......................................          8,066
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         48,953
                                                              -------------
    Total liabilities.......................................      1,869,165
                                                              -------------
NET ASSETS..................................................  $  75,097,716
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  55,673,321
  Accumulated net realized gain.............................      4,368,289
  Net unrealized appreciation...............................     15,056,106
                                                              -------------
NET ASSETS..................................................  $  75,097,716
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      4,876,534
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.40
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $     276,875
  Dividends.................................................        261,437
  Foreign taxes withheld....................................            (90)
                                                              -------------
    Total investment income.................................        538,222
                                                              -------------
EXPENSES
  Investment advisory fee...................................        426,848
  Financial agent fee.......................................         61,586
  Professional..............................................         15,350
  Trustees..................................................         13,743
  Printing..................................................         12,381
  Custodian.................................................         10,881
  Miscellaneous.............................................          2,778
                                                              -------------
    Total expenses..........................................        543,567
                                                              -------------
NET INVESTMENT LOSS.........................................         (5,345)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     10,385,680
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     12,160,802
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     22,546,482
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  22,541,137
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      (5,345)   $     161,027
  Net realized gain (loss)..................................     10,385,680        4,293,916
  Net change in unrealized appreciation (depreciation)......     12,160,802        1,374,168
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     22,541,137        5,829,111
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --         (161,027)
  Net realized gains........................................     (4,406,657)      (5,484,196)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (4,406,657)      (5,645,223)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,899,576 and 2,325,529
    shares, respectively)...................................     24,310,681       27,902,960
  Net asset value of shares issued from reinvestment of
    distributions (289,988 and 504,343 shares,
    respectively)...........................................      4,406,657        5,645,223
  Cost of shares repurchased (1,521,202 and 987,193 shares,
    respectively)...........................................    (19,373,613)     (12,084,569)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      9,343,725       21,463,614
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     27,478,205       21,647,502
NET ASSETS
  Beginning of period.......................................     47,619,511       25,972,009
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $0, RESPECTIVELY)......................  $  75,097,716    $  47,619,511
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM
                                                                               INCEPTION
                                                    YEAR           YEAR         1/29/96
                                                    ENDED          ENDED          TO
                                                  12/31/98       12/31/97      12/31/96
                                                 -----------     ---------     ---------
Net asset value, beginning of period.........     $  11.32       $  10.98      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............         0.01           0.05(3)       0.04(3)
  Net realized and unrealized gain (loss)....         5.03           1.82          0.99
                                                 -----------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS.........         5.04           1.87          1.03
                                                 -----------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.......        (0.01)         (0.05)        (0.04)
  Dividends from net realized gains..........        (0.95)         (1.16)           --
  In excess of net realized gains............           --          (0.31)           --
  Tax return of capital......................           --          (0.01)        (0.01)
                                                 -----------     ---------     ---------
    TOTAL DISTRIBUTIONS......................        (0.96)         (1.53)        (0.05)
                                                 -----------     ---------     ---------
CHANGE IN NET ASSET VALUE....................         4.08           0.34          0.98
                                                 -----------     ---------     ---------
NET ASSET VALUE, END OF PERIOD...............     $  15.40       $  11.32      $  10.98
                                                 -----------     ---------     ---------
                                                 -----------     ---------     ---------
Total return.................................        44.69%         17.16%        10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........      $75,098        $47,620       $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................         0.99%          1.00%         1.00%(1)
  Net investment income......................        (0.01)%         0.42%         0.64%(1)
Portfolio turnover rate......................          364%           642%          391%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia, with the exception of Japan. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned (4.44)% compared with a return of (5.21)% for the Morgan Stanley Capital International
(MSCI) All Country (AC) Asia Pacific ex Japan Index.(1) All performance figures assume reinvestment of all distributions and are net of sales charges.

    In 1998 it became steadily clear that Asia as a whole was entering a sharp downward trend after what had been a decade or so of tremendous growth. The domino effect across the region, which started with Thailand, spread to China and India. While both escaped the early vicissitudes of the currency crisis due to the non-convertibility of their currencies, they had limited scope to avoid the wider economic fallout.

    Across the region, attention was focused on the International Monetary Fund
(IMF), whose initial recommendation was primarily aimed at stabilizing currencies in the crisis hit countries by following tight monetary and fiscal policies. This led to a severe contraction in output and growing social unrest in many countries. After being widely criticized for its prescriptions, the IMF is now stressing the prevention of output contraction and is therefore recommending a combination of loose monetary and fiscal policies.

    Meanwhile, the policy response of governments around the region has been varied. Korea and Thailand, two of the worst affected economies, have, under newly elected democratic governments, been following policies set out by the IMF. The solutions are obvious; i.e., the enforcement of a "clearing" mechanism, such as an effective bankruptcy law and openness towards overseas capital for takeovers, etc. The implementation of such "simple" solutions is, however, impeded by cultural constraints--either unwillingness to break up cozy ties between business and politics or a touch of xenophobia. Even China, which has been relatively insulated from the effects of the regional financial crisis, has moved to strengthen its financial sector. In a landmark move, the government shut two trust and investment companies, GITIC and GZTIC, that were unable to pay off their debts.

    In contrast, the Malaysian government tried its best to stick its head in the sand, imposing draconian capital controls. In Taiwan, the government introduced new securities regulatory measures after the benchmark stock index tumbled, and set up a NT$200 billion stabilization fund to help prop up the stock market. And in a surprise move, the Hong Kong government abandoned its hands off policy as it bought stocks and futures contracts in a defensive move against speculators.

    Over the past few months, exchange rates have stabilized leading to lower interest rates across Asia. The IMF has declared that the regional economies have bottomed out and should stage a recovery in late 1999. This has sparked off a rally in the equity and bond markets. But is this relative steadiness sustainable? Exchange rate stabilization, which has been partly achieved by accumulating current account surpluses, in effect came about on the back of import compression not export growth (exports in most countries have actually fallen in U.S. dollar terms). In addition the IMF's initial policy mix of tight monetary and fiscal policy has killed off domestic economic activity. The priority now is to kick start domestic demand, as Asia can no longer rely on exports to pull itself out of its mire.

    Japan is in no position to absorb Asia's produce, while the U.S. has predicted its trade deficit to reach a massive US$300 billion in 1999, re-igniting fears of protectionism. Lower interest rates and higher government spending alone will not spur growth. What the region needs is to get banks to lend again. But this will not happen until the capital structures of both banks and corporations are improved and, encouragingly, governments are taking steps to recapitalize banks in countries, such as Korea, Japan and Thailand.

    Clearing mechanisms are also being put in place. The Korean Asset Management Company, which buys assets from banks and finance companies, will hold the country's first asset-backed securities sales; Thailand's Financial Sector Restructuring Authority's property auction has been well received; the majority of Malaysian banks have finally cut a deal with regulators to sell their bad debt; and even in well-managed Singapore, companies are planning to sell off assets to strengthen their balance sheets. However, across Asia, a lot more needs to be done--debt needs restructuring and corporations still need to conduct major refocusing exercises. A good example is Korea, where conglomerates are still resisting the government's call to downsize their bloated empires. In addition, mergers and restructurings have not led to the closure of excess capacity nor

                            ABERDEEN NEW ASIA SERIES

the laying-off of workers. All this is being postponed as evidenced by news that Korea Exchange Bank and Cho Hung Bank rehired almost all of their workers.

OUTLOOK

    Restructuring and the closure of excess capacity should gradually lay the foundation for an economic recovery. However, the socio-political aspect needs to be handled with care. The bulk of the workforce in these crisis-hit countries, with virtually non-existent safety nets, has never before seen economic contraction, unemployment and the resulting deterioration in living standards. Long used to rising incomes and virtually full employment these people have excused corrupt leadership and cronyism. Indonesia has shown us that they are not willing to do the same now. The Suharto family's wealth accumulated through kickbacks, monopolies and preferential treatment is much resented, and attacks on the minority Chinese are symptomatic of popular frustration at income inequality. Many of the bankrupt conglomerates, which have all but collapsed the banking system, are linked to leading government members and the ex-president's clan. We believe that even a year into the financial crisis, Indonesia remains a flash point, as ethnic violence continues to rack the nation. But hopefully, the result of this post-crisis, will be the emergence of effective, transparent and accountable governance in these countries, which will benefit the high quality professional companies that survive the donwturn.

    We believe that China is another country that holds the key to the region's stability. Although recent GDP growth figures showed the economy expanding at 7%, below the targeted growth of 8%, anecdotal evidence suggests that the real economy is slowing at a more alarming pace. It is important for China to grow at about 8% to be able to absorb the cost of restructuring the state-owned sector and recapitalize the banking sector. In an attempt to maintain the growth level, the government has ordered state-owned enterprises and local governments to increase expenditure to boost demand. The risk is that the spending carried out will contribute to the structural problems that the government is attempting to tackle. It has also become apparent that the government's commitment to reform in the state owned enterprises is wavering. Senior leaders have called for a more cautious approach to unemployment as well as pushing commercial banks to resume lending to the moribund state-owned enterprises. But directed lending, where banks are forced to make commercially non-viable investments, lies at the heart of the problem banks face. Banking problems in China, and a possible devaluation of the renminbi, would result in another round of volatility in regional currencies.

    The safest and strongest country in which to invest in, we believe, is Singapore, where the government has tremendous financial flexibility. The wild card, in our opinion, is Indonesia, where, if the country survives, amazing value can be found. We can see little sign that China will look after the underlying shareholder, and, as for Taiwan, which has some well-run companies, we think it simply too expensive. In between, one has the whole range--from India offering solid relatively cheap companies, albeit with a rather stifling bureaucratic environment, to Korea and Thailand, which have made all the right political moves but where substance is still somewhat wanting. As stock pickers, nothing in the environment beats "kicking the tires" and identifying value and "survivability" at the company level. And, it is at this level, spread broadly across the region, that we are finding some great value.

    What we have seen over recent weeks, however, is a clear sign that there is light at the end of the tunnel, and we believe that Asian stock markets, generally, have seen their lows. The economic recovery, however, is unlikely to be smooth and sharp--and indeed we would say that a sharp recovery would actually be a bad thing, as it would lead to the postponement of necessary reforms. Investors, therefore, should be cautiously optimistic.

(1) The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index is an unmanaged, commonly used measure of total return performance for Pacific Basin countries, with the exception of Japan. The Index is not available for direct investment.

                            ABERDEEN NEW ASIA SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ABERDEEN NEW ASIA       MSCI AC ASIA PACIFIC EX JAPAN
                   SERIES                        INDEX*
9/17/96                 $10,000.00                         $10,000.00
12/31/96                $10,010.49                         $10,456.78
12/31/97                 $6,768.08                          $6,994.88
12/31/98                 $6,467.28                          $6,630.69

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98
                                                                FROM
                                                              INCEPTION
                                                             9/17/96 TO
                                                    1 YEAR    12/31/98
------------------------------------------------------------------------
Aberdeen New Asia Series                            (4.44)%     (17.33)%
------------------------------------------------------------------------
MSCI AC Asia Pacific Ex Japan Index*                (5.21)%     (16.44)%
------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

* Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
FOREIGN COMMON STOCKS--97.5%
AUSTRALIA--17.1%
  Australian Gas Light Co., Ltd. (Oil (International Integrated))......................
                                                                                                30,000   $       216,284
  BRL Hardy Ltd. (Beverages (Alcoholic))...............................................         85,000           287,789
  Commonwealth Bank of Australia (Banks (Major Regional))..............................
                                                                                                10,000           142,073
  Leighton Holdings Ltd. (Engineering & Construction)..................................         50,000           214,676
  Pacifica Group Ltd. (Manufacturing (Diversified))....................................         65,000           183,714
  QBE Insurance Group Ltd. (Insurance (Property-Casualty)).............................
                                                                                                85,000           351,916
  Telstra Corp. Ltd. (Communications Equipment)........................................         50,000           233,997
                                                                                                         ---------------
                                                                                                               1,630,449
                                                                                                         ---------------
HONG KONG--19.1%
  CDL Hotels International Ltd. (Lodging-Hotels).......................................        850,000           218,342
  Citybus Group Ltd. (Services (Commercial & Consumer))................................
                                                                                               750,000           156,834
  Giordano International Ltd. (Retail (General Merchandise))...........................
                                                                                             1,000,000           187,169
  Hongkong Electric Holdings Ltd. (Electric Companies).................................         95,000           288,175
  Johnson Electric Holdings Ltd. (Electronics (Component Distributors))................
                                                                                                80,000           205,498
  National Mutual Asia Ltd. (Insurance (Multi-Line))...................................        450,000           336,904
  Smartone Telecommunications (Telecommunications (Cellular/Wireless)).................
                                                                                                80,000           222,021
  Swire Pacific Ltd. Class B (Diversified Miscellaneous)(b)............................        300,000           199,432
                                                                                                         ---------------
                                                                                                               1,814,375
                                                                                                         ---------------
INDIA--8.7%
  BSES Ltd. GDR (Diversified Miscellaneous)............................................         17,000           216,750

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
INDIA--CONTINUED
  Industrial Credit & Investment Corporation of India Ltd. Sponsored GDR (Financial
    (Diversified)).....................................................................         30,000   $       199,500
  Mahanagar Telephone Nigam Ltd. Sponsored GDR (Telephone).............................
                                                                                                20,000           244,000
  Ranbaxy Laboratories Ltd. GDR (Health Care (Drugs-Major Pharmaceuticals))............
                                                                                                18,000           164,700
                                                                                                         ---------------
                                                                                                                 824,950
                                                                                                         ---------------
INDONESIA--3.0%
  PT Indosat (Telecommunications (Cellular/Wireless))..................................        100,000           131,136
  PT Indosat ADR (Telecommunications (Cellular/ Wireless)).............................
                                                                                                12,500           153,906
                                                                                                         ---------------
                                                                                                                 285,042
                                                                                                         ---------------
MALAYSIA--5.8%
  Carlsberg Brewery Malaysia Berhad (Beverages (Alcoholic))(c).........................
                                                                                                70,000           167,325
  Malaysian Oxygen Berhad (Chemicals)(c)...............................................        100,000           157,895
  Muhibbah Engineering Berhad (Engineering & Construction)(c)..........................
                                                                                                88,000            24,316
  Sime UEP Properties Berhad (Real Estate Development)(c)..............................
                                                                                               250,000           197,368
                                                                                                         ---------------
                                                                                                                 546,904
                                                                                                         ---------------
NEW ZEALAND--2.7%
  Telecom Corporation of New Zealand Ltd. (Telecommunications (Cellular/Wireless)).....
                                                                                                60,000           261,487
                                                                                                         ---------------
PHILIPPINES--9.4%
  Ayala Land, Inc. (Real Estate Development)...........................................        900,000           254,506
  Bank of The Philippine Islands (Banks (Major Regional))..............................         90,000           190,880

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
PHILIPPINES--CONTINUED
  La Tondena Distillers, Inc. (Beverages (Alcoholic))..................................        175,000   $       139,464
  Philippine Long Distance Telephone Co. Sponsored ADR (Telephone).....................
                                                                                                12,000           311,250
                                                                                                         ---------------
                                                                                                                 896,100
                                                                                                         ---------------
SINGAPORE--14.8%
  Chemical Industries (Far East) Ltd. (Chemicals)......................................        100,000           103,033
  Clipsal Industries (Holdings) Ltd. (Electrical Equipment)............................        175,000           175,000
  Robinson & Co. Ltd. (Retail (Department Stores)).....................................         80,000           179,398
  Rothmans Industries Ltd. (Tobacco)...................................................         75,000           450,011
  Singapore Press Holdings Ltd. (Publishing (Newspapers))..............................
                                                                                                25,600           279,279
  United Overseas Bank Ltd. (Banks (Money Center)).....................................         35,000           224,854
                                                                                                         ---------------
                                                                                                               1,411,575
                                                                                                         ---------------
SOUTH KOREA--3.4%
  Pohang Iron & Steel Co. Ltd. (Iron & Steel)..........................................          5,000           319,157
                                                                                                         ---------------
SRI LANKA--2.8%
  John Keells Holdings Ltd. (Diversified Miscellaneous)(b).............................         35,000           114,062
  National Development Bank Ltd. (Banks (Major Regional))(b)...........................
                                                                                                79,000           147,776
                                                                                                         ---------------
                                                                                                                 261,838
                                                                                                         ---------------
TAIWAN--2.5%
  Standard Foods Taiwan Ltd. GDR (Foods)(b)............................................         25,000           240,625
                                                                                                         ---------------
THAILAND--3.5%
  Phatra Insurance Public Company, Ltd. Foreign (Insurance (Multi-Line))...............
                                                                                                71,600           167,502
  Ruam Pattana Fund II (Financial (Diversified))(b)....................................      1,250,000           165,135
                                                                                                         ---------------
                                                                                                                 332,637
                                                                                                         ---------------
UNITED KINGDOM--4.7%
  HSBC Holdings PLC (Banks (Money Center)).............................................         10,000           271,201
  Rowe Evans Investments Group PLC (Agricultural Products).............................
                                                                                               200,000           178,028
                                                                                                         ---------------
                                                                                                                 449,229
                                                                                                         ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $11,305,888).......................................................................         9,274,368
                                                                                                         ---------------
                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
RIGHTS--0.2%
MALAYSIA--0.2%
  Muhibbah Engineering Berhad Rights (Engineering &
    Construction)(b)(c)................................................................        225,000   $        12,829
                                                                                                         ---------------
TOTAL RIGHTS
  (Identified cost $68,335)...........................................................................            12,829
                                                                                                         ---------------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $11,374,223).......................................................................         9,287,197
                                                                                                         ---------------

                                                                                              PAR
                                                                                             VALUE
                                                                                             (000)
                                                                                         -------------
SHORT-TERM OBLIGATIONS--2.1%
REPURCHASE AGREEMENT--2.1%
  Credit Suisse repurchase agreement, 4.75%, dated 12/31/98 due 1/4/99, repurchase price $204,104, collateralized by U.S. Treasury Note 5.50%, 4/15/00, market value
  $202,188.............................................................................  $         200           200,000
                                                                                                         ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $200,000)..........................................................................           200,000
                                                                                                         ---------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $11,574,223).......................................................................         9,487,197(a)

  Cash and receivables, less liabilities--0.2%........................................................            23,243
                                                                                                         ---------------
NET ASSETS--100.0%....................................................................................   $     9,510,440
                                                                                                         ---------------
                                                                                                         ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $992,718 and gross depreciation of $3,114,197 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $11,608,676.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Agricultural Products..............................    1.9%
          Banks (Major Regional).............................    5.2
          Banks (Money Center)...............................    5.3
          Beverages (Alcoholic)..............................    6.4
          Chemicals..........................................    2.8
          Communications Equipment...........................    2.5
          Diversified Miscellaneous..........................    5.7
          Electric Companies.................................    3.1
          Electrical Equipment...............................    1.9
          Electronics (Component Distributors)...............    2.2
          Engineering & Construction.........................    2.7
          Financial (Diversified)............................    3.9
          Foods..............................................    2.6
          Health Care (Drugs-Major Pharmaceuticals)..........    1.8
          Insurance (Multi-Line).............................    5.4
          Insurance (Property-Casualty)......................    3.8
          Iron & Steel.......................................    3.4
          Lodging-Hotels.....................................    2.4
          Manufacturing (Diversified)........................    2.0
          Oil (International Integrated).....................    2.3
          Publishing (Newspapers)............................    3.0
          Real Estate Development............................    4.9
          Retail (Department Stores).........................    1.9
          Retail (General Merchandise).......................    2.0
          Services (Commercial & Consumer)...................    1.7
          Telecommunications (Cellular/Wireless).............    8.3
          Telephone..........................................    6.0
          Tobacco............................................    4.9
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $11,574,223)..............................................  $   9,487,197
Cash........................................................         30,157
Foreign currency at value (Identified cost $48).............             44
Receivables
  Investment securities sold................................         86,167
  Dividends and interest....................................         24,633
  Fund shares sold..........................................          2,619
  Tax reclaim...............................................            104
Prepaid expenses............................................            192
                                                              -------------
    Total assets............................................      9,631,113
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................         21,240
  Investment advisory fee...................................         11,914
  Trustees' fee.............................................          7,155
  Financial agent fee.......................................          3,642
  Accrued expenses..........................................         76,722
                                                              -------------
    Total liabilities.......................................        120,673
                                                              -------------
NET ASSETS..................................................  $   9,510,440
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  14,914,668
  Undistributed net investment income.......................         94,548
  Accumulated net realized loss.............................     (3,411,454)
  Net unrealized depreciation...............................     (2,087,322)
                                                              -------------
NET ASSETS..................................................  $   9,510,440
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,552,096
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        6.13
                                                                      -----
                                                                      -----

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     274,732
  Interest..................................................         46,532
  Foreign taxes withheld....................................         (8,630)
                                                              -------------
    Total investment income.................................        312,634
                                                              -------------
EXPENSES
  Investment advisory fee...................................         93,715
  Financial agent fee.......................................         27,570
  Custodian.................................................         37,445
  Professional..............................................         29,874
  Printing..................................................         22,344
  Trustees..................................................         19,179
  Miscellaneous.............................................          3,657
                                                              -------------
    Total expenses..........................................        233,784
    Less expenses borne by investment adviser...............       (117,074)
                                                              -------------
    Net expenses............................................        116,710
                                                              -------------
NET INVESTMENT INCOME.......................................        195,924
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (2,782,700)
  Net realized loss on foreign currency transactions........        (16,142)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      2,312,994
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......          4,137
                                                              -------------
NET LOSS ON INVESTMENTS.....................................       (481,711)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    (285,787)
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              ------------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $    195,924         $   211,171
  Net realized gain (loss)..................................       (2,798,842)           (526,096)
  Net change in unrealized appreciation (depreciation)......        2,317,131          (4,381,851)
                                                              ------------------   -----------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......         (285,787)         (4,696,776)
                                                              ------------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................          (36,125)           (211,171)
  Net realized gain.........................................               --              (6,760)
  In excess of net investment income........................           (4,147)           (143,676)
  Tax return of capital.....................................               --             (76,927)
                                                              ------------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................          (40,272)           (438,534)
                                                              ------------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,726,957 and 1,188,914
    shares, respectively)...................................       16,221,934          10,623,009
  Net asset value of shares issued from reinvestment of
    distributions (6,603 and 66,703 shares, respectively)...           40,272             438,534
  Cost of shares repurchased (2,736,922 and 862,809 shares,
    respectively)...........................................      (16,442,409)         (7,494,737)
                                                              ------------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         (180,203)          3,566,806
                                                              ------------------   -----------------
  NET DECREASE IN NET ASSETS................................         (506,262)         (1,568,504)
NET ASSETS
  Beginning of period.......................................       10,016,702          11,585,206
                                                              ------------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $94,548 AND ($159,799), RESPECTIVELY).........     $  9,510,440         $10,016,702
                                                              ------------------   -----------------
                                                              ------------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                FROM INCEPTION
                                               YEAR ENDED       YEAR ENDED        9/17/96 TO
                                                12/31/98         12/31/97          12/31/96
                                               -----------      ----------      --------------
Net asset value, beginning of period.........   $   6.44         $   9.96          $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.13(1)(4)       0.15(1)           0.05(1)
  Net realized and unrealized gain (loss)....      (0.41)           (3.36)            (0.04)
                                               -----------      ----------          -------
    TOTAL FROM INVESTMENT OPERATIONS.........      (0.28)           (3.21)             0.01
                                               -----------      ----------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.03)           (0.15)            (0.05)
  Dividends from net realized gains..........         --            (0.01)               --
  In excess of net investment income.........         --            (0.10)               --
  Tax return of capital......................         --            (0.05)               --
                                               -----------      ----------          -------
    TOTAL DISTRIBUTIONS......................      (0.03)           (0.31)            (0.05)
                                               -----------      ----------          -------
CHANGE IN NET ASSET VALUE....................      (0.31)           (3.52)            (0.04)
                                               -----------      ----------          -------
NET ASSET VALUE, END OF PERIOD...............   $   6.13         $   6.44          $   9.96
                                               -----------      ----------          -------
                                               -----------      ----------          -------

Total return.................................      (4.44)%         (32.39)%            0.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $9,510          $10,017           $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       1.25%            1.25%             1.25%(2)
  Net investment income......................       2.09%            1.63%             2.40%(2)
Portfolio turnover rate......................         46%              27%                2%(3)

(1) Includes reimbursement of operating expenses by investment adviser of $0.08, $0.07 and $0.03 per share, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 31.68% compared with a return of 28.76% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The U.S. stock market ended a very volatile year in a rally driven by size and growth. U.S. stocks staged an impressive rise during the fourth quarter, driving results for the full year and extending the S&P 500 Index's streak of 20% plus returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of seven weeks in September, October and November. As such, early fourth-quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 became increasingly more narrow as analysts lowered earnings expectations and as interest rates stagnated.

    While 1998 was difficult for most active managers, stock selection and risk control were the main contributors to the Fund's outperformance. In particular, the Fund's holding in drug stock WARNER LAMBERT benefited as sales of its cholesterol-reducing drug Lipitor surpassed the $1 billion mark. Favorable stock selection in the consumer cyclical and telephone sectors also enhanced performance. The Fund's overweight position in WORLDCOM enhanced returns on news of an approved merger with MCI. In the latter part of the year, our decision to underweight money center banks and brokerage stocks within the finance sector had a positive impact on the Fund's performance. Stocks in these sectors traded sharply lower due to the financial and economic meltdown in emerging markets, the declining U.S. stock market and the large potential losses from exposure to the hedge fund Long-Term Capital Management. Conversely, the Fund's holding in MONSANTO held back performance in the last quarter as the company announced its decision to end merger talks with AMERICAN HOME PRODUCTS. MONSANTO will now be forced to issue equity, since its balance sheet has been weakened by $8 billion dollars of seed acquisitions.

OUTLOOK

    For 1999, we expect moderation with respect to earnings, economic growth and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impact of the euro, the year 2000 problem or further international financial turmoil or international hostilities.

INVESTMENT REVIEW

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               RESEARCH ENHANCED INDEX SERIES     S&P 500 INDEX(1)
07/15/1997                           $10,000.00          $10,000.00
12/31/1997                           $10,582.49          $10,566.54
12/31/1998                           $13,934.65          $13,605.10

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                            7/15/97 TO
                                                   1 YEAR    12/31/98
-----------------------------------------------------------------------
Research Enhanced Index Series                     31.68%       25.40%
-----------------------------------------------------------------------
S&P 500 Index(1)                                   28.76%       23.42%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/97 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares when redeemed, may be worth more or less than the original cost.

(1)The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                         RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                     STANDARD
                                                     & POOR'S     PAR
                                                      RATING     VALUE
                                                    (UNAUDITED)  (000)    VALUE
                                                    -----------  -----   --------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Notes 5.875%, 11/15/99 (c)........  AAA          $ 30    $ 30,314
  U.S. Treasury Notes 6%, 6/30/99 (c).............  AAA            80      80,581
                                                                         --------
                                                                          110,895
                                                                         --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $110,655)..........................................    110,895
                                                                         --------

                                                              SHARES
                                                              -------
COMMON STOCKS--94.7%
AEROSPACE/DEFENSE--0.4%
  Boeing Co. (The)..........................................   7,400         241,425
  Coltec Industries, Inc. (b)...............................   1,200          23,400
  Precision Castparts Corp..................................     100           4,425
                                                                        ------------
                                                                             269,250
                                                                        ------------
AGRICULTURAL PRODUCTS--0.1%
  Pioneer Hi-Bred International, Inc........................   2,100          56,700
                                                                        ------------
AIRLINES--0.2%
  AMR Corp. (b).............................................   1,600          95,000
  Delta Air Lines, Inc......................................   1,200          62,400
                                                                        ------------
                                                                             157,400
                                                                        ------------
ALUMINUM--0.4%
  Aluminum Company of America...............................   2,600         193,862
  Reynolds Metals Co........................................   1,000          52,687
                                                                        ------------
                                                                             246,549
                                                                        ------------
AUTO PARTS & EQUIPMENT--0.6%
  Cooper Tire & Rubber Co...................................     900          18,394
  Dana Corp.................................................   2,700         110,362
  Genuine Parts Co. (b).....................................   3,000         100,312
  Goodyear Tire & Rubber Co. (The)..........................   2,600         131,137
  Lear Corp. (b)............................................   1,300          50,050
                                                                        ------------
                                                                             410,255
                                                                        ------------
AUTOMOBILES--1.0%
  Ford Motor Co.............................................   4,700         275,831
  General Motors Corp.......................................   4,400         314,875
  General Motors Corp. Class H..............................   3,000         119,062
                                                                        ------------
                                                                             709,768
                                                                        ------------
BANKS (MAJOR REGIONAL)--4.5%
  Associated Banc-Corp......................................     500          17,094
  Bank One Corp.............................................   8,500         434,031
  BankBoston Corp...........................................   2,500          97,344
  Charter One Financial, Inc................................   1,300          36,075
  Colonial BancGroup, Inc. (The)............................     600           7,200
  Compass Bancshares, Inc...................................     600          22,837
  Crestar Financial Corp....................................   2,400         172,800
  First American Corp.......................................     800          35,500
  First Union Corp..........................................   8,500         516,906
  First Virginia Banks, Inc.................................     400          18,800
  Fleet Financial Group, Inc................................   1,600          71,500
  Glendale Federal Bank.....................................   1,000          16,625
  Hibernia Corp. Class A....................................   1,300          22,587
  Huntington Bancshares, Inc................................   1,200          36,075
  KeyCorp...................................................   3,800         121,600
  M & T Bank Corp...........................................     100          51,894
  Marshall & Ilsley Corp....................................   1,200          70,125
  Mellon Bank Corp..........................................   1,900         130,625

                                                              SHARES       VALUE
                                                              -------   ------------
BANKS (MAJOR REGIONAL)--CONTINUED
  Mercantile Bancorporation, Inc............................   1,300    $     59,962
  North Fork Bancorporation, Inc............................   1,200          28,725
  PNC Bank Corp.............................................   2,400         129,900
  Pacific Century Financial Corp............................     700          17,062
  Regions Financial Corp....................................   1,500          60,469
  Republic New York Corp....................................     900          41,006
  SouthTrust Corp...........................................   1,900          70,181
  Sovereign Bancorp, Inc....................................   2,600          37,050
  U.S. Bancorp..............................................   6,100         216,550
  Union Planters Corp.......................................   1,200          54,375
  Wells Fargo & Co..........................................  13,500         539,156
  Wilmington Trust Corp.....................................     200          12,325
                                                                        ------------
                                                                           3,146,379
                                                                        ------------
BANKS (MONEY CENTER)--2.1%
  BankAmerica Corp..........................................  14,900         895,862
  Bankers Trust Corp........................................     800          68,350
  Chase Manhattan Corp. (The)...............................   6,900         469,631
                                                                        ------------
                                                                           1,433,843
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.1%
  Anheuser-Busch Companies, Inc.............................   1,100          72,187
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)--2.3%
  Coca-Cola Co. (The).......................................  15,700       1,049,937
  PepsiCo, Inc..............................................  13,900         569,031
                                                                        ------------
                                                                           1,618,968
                                                                        ------------
BIOTECHNOLOGY--0.5%
  Amgen, Inc. (b)...........................................   3,300         345,056
                                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.4%
  Comcast Corp. Special Class A.............................   6,300         369,731
  Tele-Communications, Inc. Class A (b).....................   3,600         199,125
  Time Warner, Inc..........................................   6,900         428,231
                                                                        ------------
                                                                             997,087
                                                                        ------------
BUILDING MATERIALS--0.0%
  Owens Corning.............................................     900          31,894
                                                                        ------------
CHEMICALS--1.3%
  Dow Chemical Co. (The)....................................   3,400         309,187
  Du Pont (E.I.) de Nemours & Co............................   7,700         408,581
  Praxair, Inc..............................................   1,800          63,450
  Rohm & Haas Co............................................   3,100          93,387
  Union Carbide Corp........................................   1,200          51,000
                                                                        ------------
                                                                             925,605
                                                                        ------------
CHEMICALS (DIVERSIFIED)--0.6%
  Lyondell Chemical Co......................................     800          14,400
  Monsanto Co...............................................   7,800         370,500
                                                                        ------------
                                                                             384,900
                                                                        ------------
CHEMICALS (SPECIALTY)--0.1%
  Crompton & Knowles Corp...................................     500          10,344
  Cytec Industries, Inc. (b)................................     300           6,375
  IMC Global, Inc...........................................     500          10,687
  Solutia, Inc..............................................   1,600          35,800
  USEC, Inc.................................................   1,100          15,262
                                                                        ------------
                                                                              78,468
                                                                        ------------
COMMUNICATIONS EQUIPMENT--2.4%
  Lucent Technologies, Inc..................................  11,900       1,309,000
  Motorola, Inc.............................................   5,800         354,162
                                                                        ------------
                                                                           1,663,162
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
COMPUTERS (HARDWARE)--4.2%
  Compaq Computer Corp......................................  16,700    $    700,356
  Dell Computer Corp. (b)...................................   3,600         263,475
  Hewlett-Packard Co........................................   1,800         122,962
  International Business Machines Corp......................   8,100       1,496,475
  Sun Microsystems, Inc. (b)................................   3,700         316,812
                                                                        ------------
                                                                           2,900,080
                                                                        ------------
COMPUTERS (NETWORKING)--2.2%
  3Com Corp. (b)............................................   4,700         210,619
  Cisco Systems, Inc. (b)...................................  14,300       1,327,219
                                                                        ------------
                                                                           1,537,838
                                                                        ------------
COMPUTERS (PERIPHERALS)--0.7%
  EMC Corp. (b).............................................   4,900         416,500
  Seagate Technology, Inc. (b)..............................   2,400          72,600
                                                                        ------------
                                                                             489,100
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--5.3%
  America Online, Inc. (b)..................................   4,200         672,000
  Autodesk, Inc.............................................     400          17,075
  BMC Software, Inc. (b)....................................   2,100          93,581
  Computer Associates International, Inc....................   5,200         221,650
  Electronic Arts, Inc. (b).................................     500          28,062
  Microsoft Corp. (b).......................................  15,500       2,149,656
  Network Associates, Inc. (b)..............................   1,100          72,875
  Oracle Corp. (b)..........................................   8,300         357,937
  Parametric Technology Corp. (b)...........................   2,100          34,387
  PeopleSoft, Inc. (b)......................................   2,300          43,556
  Symantec Corp. (b)........................................     400           8,700
                                                                        ------------
                                                                           3,699,479
                                                                        ------------
CONSUMER FINANCE--0.3%
  Capital One Financial Corp................................     500          57,500
  Household International, Inc..............................   4,200         166,425
  Provident Financial Group, Inc............................     300          11,325
                                                                        ------------
                                                                             235,250
                                                                        ------------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Smurfit-Stone Container Corp. (b).........................   3,900          61,669
  Temple-Inland, Inc........................................     700          41,519
  Union Camp Corp...........................................     900          60,750
                                                                        ------------
                                                                             163,938
                                                                        ------------
ELECTRIC COMPANIES--2.3%
  Allegheny Energy, Inc.....................................   1,300          44,850
  Baltimore Gas & Electric Co...............................   1,700          52,487
  CMS Energy Corp...........................................   1,200          58,125
  Central & South West Corp.................................   6,200         170,112
  Cinergy Corp..............................................   1,700          58,437
  Duke Energy Corp..........................................   1,400          89,687
  Edison International......................................   4,100         114,287
  Entergy Corp..............................................   2,800          87,150
  FPL Group, Inc............................................     500          30,812
  GPU, Inc..................................................   1,400          61,862
  Illinova Corp.............................................     700          17,500
  NIPSCO Industries, Inc....................................     600          18,262
  New England Electric System...............................     700          33,687
  Niagara Mohawk Power Corp. (b)............................   1,900          30,637
  Northeast Utilities (b)...................................   1,400          22,400
  Northern States Power Co..................................   1,700          47,175
  PG&E Corp.................................................   4,200         132,300
  PP&L Resources, Inc.......................................   1,800          50,175
  Pinnacle West Capital Corp................................     900          38,137
  Potomac Electric Power Co.................................   1,000          26,312
  Southern Co. (The)........................................   3,500         101,719
  TECO Energy, Inc..........................................   1,400          39,462
  Texas Utilities Co........................................   3,000         140,062
  Union Electric Co.........................................   1,500          64,031
                                                              SHARES       VALUE
                                                              -------   ------------
ELECTRIC COMPANIES--CONTINUED
  Wisconsin Energy Corp.....................................   1,300    $     40,869
                                                                        ------------
                                                                           1,570,537
                                                                        ------------
ELECTRICAL EQUIPMENT--2.9%
  Emerson Electric Co.......................................     500          31,281
  General Electric Co.......................................  18,500       1,888,156
  Rockwell International Corp...............................   2,600         126,262
                                                                        ------------
                                                                           2,045,699
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc......................................   1,400          58,275
                                                                        ------------
ELECTRONICS (DEFENSE)--0.4%
  Raytheon Co., Class A.....................................   5,300         273,944
                                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.2%
  Parker-Hannifin Corp......................................   1,500          49,125
  Perkin-Elmer Corp. (The)..................................     600          58,537
  Sensormatic Electronics Corp..............................     800           5,550
                                                                        ------------
                                                                             113,212
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--3.0%
  Intel Corp................................................  14,100       1,671,731
  National Semiconductor Corp...............................   1,600          21,600
  Texas Instruments, Inc....................................   3,800         325,137
  Xilinx, Inc. (b)..........................................     700          45,587
                                                                        ------------
                                                                           2,064,055
                                                                        ------------
ENGINEERING & CONSTRUCTION--0.0%
  Foster Wheeler Corp.......................................     200           2,637
                                                                        ------------
ENTERTAINMENT--0.1%
  Walt Disney Co. (The).....................................   3,200          96,000
                                                                        ------------
FINANCIAL (DIVERSIFIED)--4.3%
  AMRESCO, Inc. (b).........................................     200           1,750
  American Express Co.......................................   3,800         388,550
  Associates First Capital Corp.............................   5,600         237,300
  Bear Stearns Companies, Inc. (The)........................     900          33,637
  CIT Group, Inc. (The).....................................     800          25,450
  Citigroup, Inc............................................  19,600         970,200
  FINOVA Group, Inc. (The)..................................     500          26,969
  Fannie Mae................................................   7,200         536,079
  Greenpoint Financial Corp.................................     800          28,100
  Lehman Brothers Holdings, Inc.............................   1,200          52,875
  MBIA, Inc.................................................   1,200          78,675
  Morgan Stanley, Dean Witter & Co. (b).....................   5,000         355,000
  National Commerce Bancorporation..........................   1,900          35,744
  TCF Financial Corp........................................     700          16,931
  Tele-Communications TCI Ventures Group Class A (b)........   7,000         164,937
  Waddell & Reed Financial, Inc. Class A....................     100           2,369
                                                                        ------------
                                                                           2,954,566
                                                                        ------------
FOODS--1.3%
  Bestfoods.................................................   2,700         143,775
  Campbell Soup Co..........................................   4,000         220,000
  Corn Products International, Inc..........................     100           3,037
  General Mills, Inc........................................   1,400         108,850
  Hershey Foods Corp........................................   1,300          80,844
  Nabisco Holdings Corp.....................................     400          16,600
  Ralston-Ralston Purina Group..............................   2,900          93,887
  Sara Lee Corp.............................................   8,200         231,137
                                                                        ------------
                                                                             898,130
                                                                        ------------
FOOTWEAR--0.2%
  Nike, Inc. Class B........................................   2,900         117,631
  Nine West Group, Inc. (b).................................     100           1,556
  Reebok International Ltd..................................     700          10,413
                                                                        ------------
                                                                             129,600
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
  Circus Circus Enterprises, Inc. (b).......................   1,000    $     11,438
  International Game Technology.............................   1,700          41,331
  MGM Grand, Inc. (b).......................................     300           8,138
  Mirage Resorts Inc. (b)...................................   3,200          47,800
                                                                        ------------
                                                                             108,707
                                                                        ------------
HEALTH CARE (DIVERSIFIED)--5.7%
  Abbott Laboratories.......................................   8,300         406,700
  American Home Products Corp...............................  15,100         850,319
  Bristol-Myers Squibb Co. (b)..............................   9,300       1,244,456
  Johnson & Johnson.........................................   9,300         780,038
  Warner-Lambert Co.........................................   8,700         654,131
                                                                        ------------
                                                                           3,935,644
                                                                        ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--3.7%
  Agouron Pharmaceuticals, Inc. (b).........................     100           5,875
  Biogen, Inc. (b)..........................................     900          74,700
  Chiron Corp. (b)..........................................   2,200          57,613
  Forest Laboratories, Inc. (b).............................   1,000          53,188
  Immunex Corp. (b).........................................     500          62,906
  Lilly (Eli) & Co..........................................   5,300         471,038
  MedImmune, Inc. (b).......................................     300          29,831
  Merck & Co., Inc..........................................   5,600         827,050
  Pfizer, Inc...............................................   5,700         714,994
  Schering-Plough Corp......................................   3,800         209,950
  Watson Pharmaceuticals, Inc. (b)..........................   1,100          69,163
                                                                        ------------
                                                                           2,576,308
                                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.5%
  Columbia/HCA Healthcare Corp..............................   7,200         178,200
  Health Management Associates, Inc. Class A (b)............   2,900          62,713
  Tenet Healthcare Corp. (b)................................   3,700          97,125
                                                                        ------------
                                                                             338,038
                                                                        ------------
HEALTH CARE (MANAGED CARE)--0.3%
  Health Care & Retirement Corp.............................   1,400          41,125
  Humana, Inc. (b)..........................................   2,500          44,531
  United Healthcare Corp....................................   2,300          99,044
  Wellpoint Health Networks, Inc. (b).......................     200          17,400
                                                                        ------------
                                                                             202,100
                                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
  Bausch & Lomb, Inc........................................     800          48,000
  Baxter International, Inc. (b)............................     600          38,588
  Boston Scientific Corp. (b)...............................   4,500         120,656
  Genzyme Corp. (b).........................................   1,000          49,750
  Medtronic, Inc............................................   2,600         193,050
  Stryker Corp..............................................     600          33,038
                                                                        ------------
                                                                             483,082
                                                                        ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.2%
  ALZA Corp. (b)............................................   1,100          57,475
  HEALTHSOUTH Corp. (b).....................................   4,400          67,925
                                                                        ------------
                                                                             125,400
                                                                        ------------
HOUSEHOLD FURNITURE & APPLIANCES--0.2%
  Furniture Brands International, Inc. (b)..................     600          16,350
  Leggett & Platt, Inc......................................   3,200          70,400
  Whirlpool Corp............................................   1,300          71,988
                                                                        ------------
                                                                             158,738
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.1%
  Colgate-Palmolive Co......................................   1,800         167,175
  Kimberly-Clark Corp.......................................   5,200         283,400
  Procter & Gamble Co. (The) (b)............................  10,900         995,306
                                                                        ------------
                                                                           1,445,881
                                                                        ------------
INSURANCE (LIFE/HEALTH)--0.7%
  Aetna, Inc................................................   1,800         141,525
                                                              SHARES       VALUE
                                                              -------   ------------
INSURANCE (LIFE/HEALTH)--CONTINUED
  Equitable Companies, Inc. (The)...........................   1,500    $     86,813
  Torchmark Corp............................................   1,000          35,313
  Transamerica Corp.........................................     800          92,400
  UNUM Corp.................................................   1,700          99,238
                                                                        ------------
                                                                             455,289
                                                                        ------------
INSURANCE (MULTI-LINE)--1.3%
  Ambac Financial Group, Inc................................     900          54,169
  American International Group, Inc.........................   8,700         840,638
  Financial Security Assurance Holdings Ltd.................     300          16,275
  PMI Group, Inc. (The).....................................     300          14,813
                                                                        ------------
                                                                             925,895
                                                                        ------------
INSURANCE (PROPERTY-CASUALTY)--1.0%
  Allstate Corp.............................................   9,800         378,525
  Chubb Corp. (The).........................................   1,500          97,313
  Fremont General Corp......................................     800          19,800
  Mercury General Corp......................................     600          26,288
  Ohio Casualty Corp........................................     200           8,225
  SAFECO Corp...............................................   1,600          68,700
  St. Paul Companies, Inc. (The)............................   2,900         100,775
  Travelers Property Casualty Corp. Class A.................     800          24,800
                                                                        ------------
                                                                             724,426
                                                                        ------------
INSURANCE BROKERS--0.4%
  Aon Corp..................................................   1,800          99,675
  Marsh & McLennan Companies, Inc...........................   3,100         181,156
                                                                        ------------
                                                                             280,831
                                                                        ------------
INVESTMENT BANKING/BROKERAGE--0.3%
  Merrill Lynch & Co., Inc..................................   2,900         193,575
  Paine Webber Group, Inc...................................   1,200          46,350
                                                                        ------------
                                                                             239,925
                                                                        ------------
IRON & STEEL--0.1%
  Allegheny Teledyne, Inc...................................   3,500          71,531
                                                                        ------------
LEISURE TIME (PRODUCTS)--0.3%
  Hasbro, Inc...............................................   2,700          97,538
  Mattel, Inc...............................................   5,700         130,031
                                                                        ------------
                                                                             227,569
                                                                        ------------
LODGING-HOTELS--0.1%
  Extended Stay America, Inc. (b)...........................     500           5,250
  Hilton Hotels Corp........................................   4,300          82,238
                                                                        ------------
                                                                              87,488
                                                                        ------------
MACHINERY (DIVERSIFIED)--0.6%
  Caterpillar, Inc..........................................   4,600         211,600
  Cooper Industries, Inc....................................   1,600          76,300
  Deere & Co................................................   3,500         115,938
  Ingersoll-Rand Co.........................................     500          23,469
                                                                        ------------
                                                                             427,307
                                                                        ------------
MANUFACTURING (DIVERSIFIED)--2.4%
  AlliedSignal, Inc.........................................   9,300         412,106
  Eaton Corp................................................   1,000          70,688
  ITT Industries, Inc.......................................   1,700          67,575
  Illinios Tool Works, Inc..................................     900          52,200
  Johnson Controls, Inc.....................................   1,400          82,600
  Minnesota Mining & Manufacturing Co.......................   3,000         213,375
  National Service Industries, Inc..........................     500          19,000
  Tenneco, Inc..............................................   2,800          95,375
  Tyco International Ltd....................................   8,900         671,394
                                                                        ------------
                                                                           1,684,313
                                                                        ------------
METALS MINING--0.0%
  Freeport-McMoRan Copper & Gold, Inc.......................   3,300          31,969
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
NATURAL GAS--0.6%
  Columbia Energy Group.....................................     900    $     51,975
  Consolidated Natural Gas Co...............................   1,100          59,400
  El Paso Energy Corp.......................................   1,300          45,256
  Enron Corp................................................   3,800         216,838
  K N Energy, Inc...........................................     400          14,550
                                                                        ------------
                                                                             388,019
                                                                        ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
  Harris Corp...............................................   1,500          54,938
                                                                        ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
  Cooper Cameron Corp. (b)..................................     600          14,700
  Diamond Offshore Drilling, Inc............................   1,000          23,688
  ENSCO International, Inc..................................   1,600          17,100
  Global Marine, Inc. (b)...................................   1,700          15,619
  Input/Output, Inc. (b)....................................     200           1,463
  R&B Falcon Corp. (b)......................................   3,700          28,213
  Smith International, Inc. (b).............................     500          12,594
                                                                        ------------
                                                                             113,377
                                                                        ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.0%
  Union Pacific Resources Group, Inc........................   2,600          23,563
                                                                        ------------
OIL & GAS (REFINING & MARKETING)--0.1%
  Sunoco, Inc...............................................     900          32,456
  Tosco Corp................................................   2,100          54,338
  Valero Energy Corp........................................     500          10,625
                                                                        ------------
                                                                              97,419
                                                                        ------------
OIL (DOMESTIC INTEGRATED)--0.8%
  Atlantic Richfield Co.....................................   4,200         274,050
  Occidental Petroleum Corp.................................   3,900          65,813
  Phillips Petroleum Co.....................................   2,800         119,350
  Unocal Corp...............................................   3,200          93,400
                                                                        ------------
                                                                             552,613
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--3.5%
  Chevron Corp..............................................   1,000          82,938
  Exxon Corp................................................  15,900       1,162,688
  Mobil Corp................................................   9,500         827,688
  Texaco, Inc...............................................   6,300         333,113
                                                                        ------------
                                                                           2,406,427
                                                                        ------------
PAPER & FOREST PRODUCTS--0.4%
  Boise Cascade Corp........................................     700          21,700
  Bowater, Inc..............................................     700          29,006
  Fort James Corp...........................................   2,500         100,000
  Georgia-Pacific Group.....................................   1,200          70,275
  Louisiana-Pacific Corp....................................   1,400          25,638
  Mead Corp. (The)..........................................   1,100          32,244
                                                                        ------------
                                                                             278,863
                                                                        ------------
PERSONAL CARE--0.5%
  Gillette Co...............................................   7,500         362,344
                                                                        ------------
PHOTOGRAPHY/IMAGING--0.8%
  Eastman Kodak Co..........................................   5,400         388,800
  Xerox Corp................................................   1,200         141,600
                                                                        ------------
                                                                             530,400
                                                                        ------------
PUBLISHING (NEWSPAPERS)--1.0%
  Gannett Co., Inc..........................................   3,700         244,894
  Knight-Ridder, Inc........................................   1,100          56,238
  New York Times Co. Class A................................   2,800          97,125
  Times Mirror Co. (The) Class A............................   1,400          78,400
  Tribune Co................................................   2,300         151,800
  Washington Post Co. (The) Class B.........................     100          57,794
                                                                        ------------
                                                                             686,251
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
RAILROADS--0.6%
  Burlington Northern Santa Fe Corp.........................   3,800    $    128,250
  CSX Corp..................................................   2,000          83,000
  Norfolk Southern Corp.....................................   3,400         107,738
  Union Pacific Corp........................................   2,400         108,150
  Wisconsin Central Transportation Corp. (b)................     200           3,438
                                                                        ------------
                                                                             430,576
                                                                        ------------
RESTAURANTS--0.8%
  McDonald's Corp...........................................   7,200         551,700
                                                                        ------------
RETAIL (BUILDING SUPPLIES)--0.7%
  Home Depot, Inc. (The)....................................   4,500         275,344
  Lowe's Companies, Inc.....................................   2,100         107,494
  Sherwin-Williams Co.......................................   2,800          82,250
                                                                        ------------
                                                                             465,088
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Best Buy Co., Inc. (b)....................................     200          12,275
  Circuit City Stores-Circuit City Group....................   1,500          74,906
  CompUSA, Inc. (b).........................................   1,000          13,063
                                                                        ------------
                                                                             100,244
                                                                        ------------
RETAIL (DEPARTMENT STORES)--0.9%
  Dillard's, Inc., Class A..................................   1,500          42,563
  Federated Department Stores, Inc. (b).....................   3,200         139,400
  May Department Stores Co. (The)...........................   3,500         211,313
  Nordstrom, Inc............................................   1,900          65,906
  Penney (J.C.) Co., Inc....................................   3,900         182,813
                                                                        ------------
                                                                             641,995
                                                                        ------------
RETAIL (DRUG STORES)--0.0%
  General Nutrition Companies, Inc. (b).....................     900          14,625
                                                                        ------------
RETAIL (FOOD CHAINS)--1.1%
  Albertson's, Inc..........................................   1,200          76,425
  American Stores Co........................................   8,700         321,356
  Hannaford Brothers Co.....................................     600          31,800
  Kroger Co. (The) (b)......................................     800          48,400
  Safeway, Inc. (b).........................................   4,100         249,844
                                                                        ------------
                                                                             727,825
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Costco Companies, Inc. (b)................................   3,200         231,000
  Dayton Hudson Corp........................................   6,800         368,900
  Kmart Corp. (b)...........................................   7,500         114,844
  Sears, Roebuck and Co.....................................   5,900         250,750
  Wal-Mart Stores, Inc......................................  10,600         863,238
                                                                        ------------
                                                                           1,828,732
                                                                        ------------
RETAIL (SPECIALTY)--0.2%
  Autozone, Inc.............................................   2,300          75,756
  Corporate Express, Inc. (b)...............................     900           4,669
  Toys 'R' Us, Inc. (b).....................................   3,800          64,125
                                                                        ------------
                                                                             144,550
                                                                        ------------
RETAIL (SPECIALTY-APPAREL)--0.8%
  Gap, Inc. (The)...........................................   7,500         421,875
  Limited, Inc. (The).......................................     300           8,738
  TJX Companies, Inc. (The).................................   5,100         147,900
                                                                        ------------
                                                                             578,513
                                                                        ------------
SAVINGS & LOAN COMPANIES--0.5%
  Astoria Financial Corp....................................     600          27,450
  Commercial Federal Corp...................................     400           9,275
  Dime Bancorp, Inc.........................................     900          23,794
  Golden West Financial Corp................................     500          45,844
  Ocwen Financial Corp. (b).................................     300           3,694
  Peoples Heritage Financial Group, Inc.....................     600          12,000
  Washington Federal, Inc...................................     200           5,338

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
SAVINGS & LOAN COMPANIES--CONTINUED
  Washington Mutual, Inc....................................   5,100    $    194,756
                                                                        ------------
                                                                             322,151
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)--0.7%
  Cendant Corp. (b).........................................  14,000         266,875
  Service Corp. International...............................   4,800         182,700
  Western Resources, Inc....................................     700          23,275
                                                                        ------------
                                                                             472,850
                                                                        ------------
SERVICES (DATA PROCESSING)--0.3%
  Equifax, Inc..............................................   2,700          92,306
  First Data Corp...........................................   4,300         136,256
                                                                        ------------
                                                                             228,562
                                                                        ------------
SPECIALTY PRINTING--0.1%
  Donnelley (R.R.) & Sons Co................................   2,200          96,388
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
  AirTouch Communications, Inc. (b).........................   5,400         389,475
                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.8%
  AT&T Corp.................................................  16,700       1,256,675
  MCI WorldCom, Inc. (b)....................................  17,000       1,219,750
  Sprint Corp...............................................   1,600         134,600
                                                                        ------------
                                                                           2,611,025
                                                                        ------------
TELEPHONE--3.8%
  Ameritech Corp............................................   6,300         399,263
  Bell Atlantic Corp........................................  11,700         664,706
  BellSouth Corp............................................   5,600         279,300
  Cincinnati Bell, Inc......................................   1,200          45,249
  Frontier Corp.............................................   2,200          74,800
  GTE Corp..................................................  10,300         694,606
  SBC Communications, Inc...................................   8,500         455,813
                                                                        ------------
                                                                           2,613,737
                                                                        ------------
TEXTILES (APPAREL)--0.0%
  Fruit of The Loom, Inc. Class A (b).......................     800          11,050
  Unifi, Inc................................................     700          13,694
                                                                        ------------
                                                                              24,744
                                                                        ------------
TOBACCO--1.8%
  Philip Morris Companies, Inc..............................  22,800       1,219,800
                                                                        ------------
TRUCKERS--0.0%
  CNF Transportation, Inc...................................     400          15,025
  Ryder System, Inc.........................................     600          15,600
                                                                        ------------
                                                                              30,625
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
TRUCKS & PARTS--0.0%
  PACCAR, Inc...............................................     400    $     16,450
                                                                        ------------
WASTE MANAGEMENT--0.8%
  Browning-Ferris Industries, Inc...........................   2,700          76,781
  Waste Management, Inc.....................................  10,400         484,900
                                                                        ------------
                                                                             561,681
                                                                        ------------
TOTAL COMMON STOCKS
  (Identified cost $55,387,293)......................................     65,875,802
                                                                        ------------
FOREIGN COMMON STOCKS--2.8%
ALUMINUM--0.2%
  Alcan Aluminum Ltd. (Canada)..............................   3,700         100,131
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.4%
  Seagram Company Ltd. (The) (Canada).......................   7,600         288,800
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands)...........................................  21,300       1,019,737
                                                                        ------------
PERSONAL CARE--0.7%
  Unilever NV NY Registered Shares (Netherlands)............   6,000         497,625
                                                                        ------------
TELEPHONE--0.0%
  Northern Telecom Ltd. (Canada)............................     500          25,063
                                                                        ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,870,790).......................................      1,931,356
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $57,368,738)......................................     67,918,053
                                                                        ------------

                                                                PAR
                                                               VALUE
                                                               (000)
                                                              -------
SHORT-TERM OBLIGATIONS--4.2%
FEDERAL AGENCY SECURITIES--4.2%
  FHLB 4.5%, 1/4/99.........................................  $2,920       2,918,905
                                                                        ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,918,905).......................................      2,918,905
                                                                        ------------
TOTAL INVESTMENTS--101.9%
  (Identified cost $60,287,643)......................................     70,836,958(a)
  Cash and receivables, less liabilities--(1.9%).....................     (1,315,033)
                                                                        ------------
NET ASSETS--100.0%...................................................   $ 69,521,925
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,979,481 and gross depreciation of $2,474,350 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $60,331,827.
(b)  Non-income producing.
(c)  All or portion segregated as collateral.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $60,287,643)..............................................  $  70,836,958
Receivables
  Fund shares sold..........................................        252,861
  Investment securities sold................................        169,444
  Dividends and interest....................................         71,993
  Variation margin for future contracts.....................          3,424
Prepaid expenses............................................          1,207
                                                              -------------
    Total assets............................................     71,335,887
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................         36,249
  Investment securities purchased...........................      1,571,163
  Fund shares repurchased...................................        147,283
  Investment advisory fee...................................            709
  Financial agent fee.......................................          7,052
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         46,446
                                                              -------------
    Total liabilities.......................................      1,813,962
                                                              -------------
NET ASSETS..................................................  $  69,521,925
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  58,737,990
  Accumulated net realized gain.............................        171,670
  Net unrealized appreciation...............................     10,612,265
                                                              -------------
NET ASSETS..................................................  $  69,521,925
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      5,313,885
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       13.08
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     681,247
  Interest..................................................        114,175
  Foreign taxes withheld....................................         (3,799)
                                                              -------------
    Total investment income.................................        791,623
                                                              -------------
EXPENSES
  Investment advisory fee...................................        218,150
  Financial agent fee.......................................         62,025
  Custodian.................................................         48,435
  Professional..............................................         21,318
  Trustees..................................................         13,949
  Printing..................................................         24,456
  Miscellaneous.............................................          6,166
                                                              -------------
    Total expenses..........................................        394,499
    Less expenses borne by investment adviser...............       (126,575)
                                                              -------------
    Net expenses............................................        267,924
                                                              -------------
NET INVESTMENT INCOME.......................................        523,699
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      2,902,631
  Net realized gain on futures contracts....................        105,462
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      9,780,453
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     12,788,546
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  13,312,245
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FROM INCEPTION
                                                                               JULY 15, 1997
                                                                YEAR ENDED           TO
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     523,699    $     155,598
  Net realized gain (loss)..................................      3,008,093          296,041
  Net change in unrealized appreciation (depreciation)......      9,780,453          831,812
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     13,312,245        1,283,451
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (532,936)        (146,361)
  Net realized gains........................................     (2,994,712)        (137,752)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (3,527,648)        (284,113)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,285,851 and 3,153,122
    shares, respectively)...................................     63,644,481       31,994,673
  Net asset value of shares issued from reinvestment of
    distributions (271,800 and 27,107 shares,
    respectively)...........................................      3,527,648          284,113
  Cost of shares repurchased (3,186,084 and 237,911 shares,
    respectively)...........................................    (38,286,173)      (2,426,752)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     28,885,956       29,852,034
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     38,670,553       30,851,372
NET ASSETS
  Beginning of period.......................................     30,851,372                0
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $9,237, RESPECTIVELY)..................  $  69,521,925    $  30,851,372
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM
                                                  YEAR        INCEPTION
                                                  ENDED      7/15/97 TO
                                                12/31/98      12/31/97
                                               -----------   -----------
Net asset value, beginning of period.........     $10.49        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.12(2)       0.05(2)
  Net realized and unrealized gain (loss)....       3.19          0.54
                                               -----------   -----------
    TOTAL FROM INVESTMENT OPERATIONS.........       3.31          0.59
                                               -----------   -----------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.12)        (0.05)
  Dividends from net realized gains..........      (0.60)        (0.05)
                                               -----------   -----------
    TOTAL DISTRIBUTIONS......................      (0.72)        (0.10)
                                               -----------   -----------
CHANGE IN NET ASSET VALUE....................       2.59          0.49
                                               -----------   -----------
NET ASSET VALUE, END OF PERIOD...............     $13.08        $10.49
                                               -----------   -----------
                                               -----------   -----------

Total return.................................      31.68%         5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........    $69,522       $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       0.55%         0.55%(1)
  Net investment income......................       1.08%         1.46%(1)
Portfolio turnover rate......................         45%            9%(3)

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.02 per share, respectively.
(3) Not annualized.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

INVESTOR PROFILE

    The Fund seeks to achieve long-term capital appreciation by investing in approximately 50 companies management considers to have the best prospects for appreciation potential.

INVESTMENT ADVISER'S REPORT

    Since the Fund's inception on March 2 through December 31, 1998, the Fund returned 26.26% compared with a return of 18.95% for the S&P 500 Index(1) for the same period. All performance figures assume reinvestment of distributions and net of sales charges.

    Both market trends and individual stock selections impacted absolute as well as relative performance of the Fund. While the Fund's performance tracked closely to the S&P 500 Index during the first half of 1998, it outperformed the Index by 5.7% during the second half of 1998.

    The Fund aggressively shifted into the technology, consumer cyclical, and financial services sectors during the September time frame where the market began to bottom from its summer correction. The market recovered strongly from its lows of October, and our concentration in these groups contributed to the outperformance of the Fund.

    The sell-off or mini bear market during the summer of 1998 provided interesting buying opportunities. We used weakness in the market to upgrade the portfolio by concentrating on high quality growth companies that were selling at what we felt were very depressed valuations. We took the opportunity to increase positions and add new names in the technology and financial services sectors. We also reduced our exposure in the consumer staples sector, which was continuing to experience poor financial results due to weakness in their international operations.

    We remain very bullish on the outlook for the technology sector, which is experiencing continued strong growth driven by a variety of factors. In the communication segment, leading companies such as Lucent, Tellabs, Cisco Systems, and MCI/WorldCom are experiencing explosive growth driven by the continued build out of the worldwide communication infrastructure. In addition, proliferation of the Internet and e-commerce, which allows the creation of new businesses, will continue to be a major driver of the communication infrastructure build out. In the semiconductor segment, the industry has begun to recover from the downturn triggered by the aggressive capacity expansion of the mid 1990's, along with the weakening demand in Asia.

OUTLOOK

    The corporate earnings cycle of the past few years was one of the longest and most resilient on record. However, as we enter 1999, the earnings growth prospects for the AVERAGE S&P 500 company are expected to slow to their historic rate in the single-digit range. This could be good news for the Nifty Fifty Fund, which focuses on high quality growth companies whose earnings we expect to grow much faster than those of the average company could could. The Fund had some of its best years, both on an absolute and relative basis, when the S&P 500 Index produced negative earnings growth. Of course, past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                          ENGEMANN NIFTY FIFTY SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ENGEMANN NIFTY FIFTY
                    SERIES           S&P 500 INDEX*
3/2/98                   $10,000.00       $10,000.00
12/31/98                 $12,625.86       $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
-----------------------------------------------------------------------
Engemann Nifty-Fifty Series                                    26.26%
-----------------------------------------------------------------------
S&P 500 Index*                                                 18.95%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                            SHARES       VALUE
                                                                          ----------  -----------
COMMON STOCKS--98.7%
BANKS (MAJOR REGIONAL)--3.3%
  State Street Corp.....................................................         880  $    61,215
  Wells Fargo & Co......................................................       9,360      373,815
                                                                                      -----------
                                                                                          435,030
                                                                                      -----------
BEVERAGES (NON-ALCOHOLIC)--2.2%
  Coca-Cola Co. (The)...................................................       3,050      203,969
  PepsiCo, Inc..........................................................       2,170       88,834
                                                                                      -----------
                                                                                          292,803
                                                                                      -----------
CHEMICALS (DIVERSIFIED)--0.5%
  Monsanto Co...........................................................       1,380       65,550
                                                                                      -----------
COMMUNICATIONS EQUIPMENT--6.0%
  Lucent Technologies, Inc..............................................       4,520      497,200
  Tellabs, Inc.(b)......................................................       4,170      285,906
                                                                                      -----------
                                                                                          783,106
                                                                                      -----------
COMPUTERS (HARDWARE)--3.7%
  Compaq Computer Corp..................................................       6,890      288,949
  Dell Computer Corp.(b)................................................       2,770      202,729
                                                                                      -----------
                                                                                          491,678
                                                                                      -----------
COMPUTERS (NETWORKING)--3.6%
  Cisco Systems, Inc. (b)...............................................       5,135      476,592
                                                                                      -----------
COMPUTERS (PERIPHERALS)--3.8%
  EMC Corp. (b).........................................................       5,910      502,350
                                                                                      -----------
COMPUTERS (SOFTWARE & SERVICES)--8.0%
  BMC Software, Inc. (b)................................................       6,250      278,516
  Compuware Corp. (b)...................................................       1,970      153,906
  Microsoft Corp. (b)...................................................       2,940      407,741
  Oracle Corp. (b)......................................................       4,780      206,137
                                                                                      -----------
                                                                                        1,046,300
                                                                                      -----------

                                                                            SHARES       VALUE
                                                                          ----------  -----------
CONSUMER FINANCE--0.5%
  MBNA Corp.............................................................       2,595  $    64,713
                                                                                      -----------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co...................................................       3,990      407,229
                                                                                      -----------
ELECTRONICS (SEMICONDUCTORS)--7.0%
  Intel Corp............................................................       3,870      458,837
  Texas Instruments, Inc................................................       5,350      457,759
                                                                                      -----------
                                                                                          916,596
                                                                                      -----------
ENTERTAINMENT--0.9%
  Walt Disney Co. (The).................................................       3,880      116,400
                                                                                      -----------
FINANCIAL (DIVERSIFIED)--7.7%
  American Express Co...................................................       2,300      235,175
  Citigroup, Inc........................................................       5,220      258,390
  Freddie Mac...........................................................       5,830      375,671
  Morgan Stanley, Dean Witter & Co......................................       2,080      147,680
                                                                                      -----------
                                                                                        1,016,916
                                                                                      -----------
HEALTH CARE (DIVERSIFIED)--2.5%
  American Home Products Corp...........................................       2,260      127,266
  Johnson & Johnson.....................................................       2,350      197,106
                                                                                      -----------
                                                                                          324,372
                                                                                      -----------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--7.0%
  Merck & Co., Inc......................................................       1,960      289,467
  Pfizer, Inc...........................................................       4,230      530,601
  Schering-Plough Corp..................................................       1,740       96,135
                                                                                      -----------
                                                                                          916,203
                                                                                      -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.2%
  Medtronic, Inc........................................................       7,520      558,360
                                                                                      -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
  Colgate-Palmolive Co..................................................       2,280      211,755
                                                                                      -----------

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

                                                                            SHARES       VALUE
                                                                          ----------  -----------
INSURANCE (MULTI-LINE)--2.0%
  American International Group, Inc.....................................       2,665  $   257,506
                                                                                      -----------
INVESTMENT BANKING/BROKERAGE--2.0%
  Merrill Lynch & Co., Inc..............................................       4,030      269,002
                                                                                      -----------
INVESTMENT MANAGEMENT--1.1%
  Franklin Resources, Inc...............................................       3,110       99,520
  Price (T. Rowe) Associates, Inc.......................................       1,400       47,950
                                                                                      -----------
                                                                                          147,470
                                                                                      -----------
LODGING-HOTELS--2.7%
  Carnival Corp.........................................................       7,450      357,600
                                                                                      -----------
MANUFACTURING (DIVERSIFIED)--0.6%
  United Technologies Corp..............................................         700       76,125
                                                                                      -----------
PERSONAL CARE--2.4%
  Gillette Co...........................................................       6,610      319,346
                                                                                      -----------
RESTAURANTS--2.0%
  McDonald's Corp.......................................................       3,510      268,954
                                                                                      -----------
RETAIL (BUILDING SUPPLIES)--3.4%
  Home Depot, Inc. (The)................................................       4,520      276,568
  Lowe's Companies, Inc.................................................       3,460      177,109
                                                                                      -----------
                                                                                          453,677
                                                                                      -----------
RETAIL (DEPARTMENT STORES)--0.6%
  Kohl's Corp. (b)......................................................       1,390       85,398
                                                                                      -----------
RETAIL (DRUG STORES)--1.5%
  Walgreen Co...........................................................       3,300      193,256
                                                                                      -----------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Dayton Hudson Corp....................................................       5,040      273,423
                                                                                      -----------
RETAIL (SPECIALTY)--1.0%
  Staples, Inc. (b).....................................................       2,880      125,820
                                                                                      -----------
                                                                            SHARES       VALUE
                                                                          ----------  -----------
SERVICES (ADVERTISING/MARKETING)--1.3%
  Interpublic Group of Companies, Inc. (The)............................       2,090  $   166,678
                                                                                      -----------
SERVICES (COMMERCIAL & CONSUMER)--3.4%
  Cendant Corp. (b).....................................................      23,530      448,541
                                                                                      -----------
SERVICES (DATA PROCESSING)--0.5%
  Automatic Data Processing, Inc........................................         870       69,763
                                                                                      -----------
TELECOMMUNICATIONS (LONG DISTANCE)--4.9%
  MCI WorldCom, Inc. (b)................................................       8,890      637,858
                                                                                      -----------
TOBACCO--1.6%
  Philip Morris Companies, Inc..........................................       3,860      206,510
                                                                                      -----------
TOTAL COMMON STOCKS
  (Identified cost $10,684,999).....................................................   12,982,880
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS--98.7%
  (Identified cost $10,684,999).....................................................   12,982,880
                                                                                      -----------

                                                     STANDARD
                                                     & POOR'S         PAR
                                                      RATING         VALUE
                                                    (UNAUDITED)      (000)
                                                    -----------   -----------
SHORT-TERM OBLIGATIONS--4.0%
COMMERCIAL PAPER--4.0%
  Receivables Capital Corp. 5.15%, 1/4/99.........  A-1+          $      530         529,772
                                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $529,772).................................................        529,772
                                                                                ------------
TOTAL INVESTMENTS--102.7%
  (Identified cost $11,214,771)..............................................     13,512,652(a)
  Cash and receivables, less liabilities--(2.7%).............................       (359,170)
                                                                                ------------
NET ASSETS--100.0%...........................................................   $ 13,153,482
                                                                                ------------
                                                                                ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,253,583 and gross depreciation of $195,750 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $11,454,819.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $11,214,771)....................................  $  13,512,652
Cash..............................................            834
Receivables
  Investment securities sold......................         43,775
  Fund shares sold................................         42,127
  Dividends and interest..........................          4,942
Prepaid expenses..................................            201
                                                    -------------
    Total assets..................................     13,604,531
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................        401,888
  Fund shares repurchased.........................          3,119
  Investment advisory fee.........................          2,625
  Trustees' fee...................................          5,044
  Financial agent fee.............................          3,612
  Accrued expenses................................         34,761
                                                    -------------
    Total liabilities.............................        451,049
                                                    -------------
NET ASSETS........................................  $  13,153,482
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $  11,099,730
  Accumulated net realized loss...................       (244,129)
  Net unrealized appreciation.....................      2,297,881
                                                    -------------
NET ASSETS........................................  $  13,153,482
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................      1,042,192
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       12.62
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $      45,163
  Interest..................................................         14,709
                                                              -------------
    Total investment income.................................         59,872
                                                              -------------
EXPENSES
  Investment advisory fee...................................         48,195
  Financial agent fee.......................................         25,042
  Custodian.................................................         21,061
  Professional..............................................         13,516
  Printing..................................................         12,683
  Trustees..................................................         12,647
  Miscellaneous.............................................          5,393
                                                              -------------
    Total expenses..........................................        138,537
    Less expense borne by investment adviser................        (82,263)
                                                              -------------
    Net expenses............................................         56,274
                                                              -------------
NET INVESTMENT INCOME.......................................          3,598
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (244,129)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      2,297,881
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      2,053,752
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   2,057,350
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $     3,598
  Net realized gain (loss)..................................       (244,129)
  Net change in unrealized appreciation (depreciation)......      2,297,881
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      2,057,350
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (3,598)
  In excess of net investment income........................         (1,543)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (5,141)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,342,696 shares)..........     14,285,565
  Net asset value of shares issued from reinvestment of
    distributions (406 shares)..............................          5,141
  Cost of shares repurchased (300,910 shares)...............     (3,189,433)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     11,101,273
                                                              ----------------
  NET INCREASE IN NET ASSETS................................     13,153,482
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0)...........................................    $13,153,482
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                12/31/98
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.01(3)(4)
  Net realized and unrealized gain (loss)...................         2.62
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         2.63
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)
  In excess of net investment income........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................        (0.01)
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         2.62
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................       $12.62
                                                              ------------
                                                              ------------

Total return................................................        26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.07%(1)
Portfolio turnover rate.....................................           90%(2)

(1) Annualized.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.13 per share.

(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

INVESTOR PROFILE

    Seneca Mid Cap Growth Series is appropriate for investors seeking long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund primarily invests in companies with small to medium size capitalizations, and investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    Since its inception on March 2, 1998 through year-end, the Fund returned 21.75% compared with a return of 12.21% for the S&P MidCap 400 Index(1) and (5.72)% for the Russell 2000 Growth Index(2). All performance figures assume reinvestment of distributions and are net of sales charges.

    The U.S. stock market rebounded strongly from the third quarter's economic crisis. The S&P 500 Index was up 21.3%, the biggest quarterly gain since the first quarter of 1987. The S&P 500 Index was up 28.8% for 1998, an unprecedented fourth year that the market has produced a return above 20%. Corporate bonds also recovered from their "crisis lows" as corporate profits and the interest rate environment remained positive. During the fourth quarter, the market broadened somewhat, and mid-capitalization stocks actually outperformed the largest companies. However, small-capitalization stocks once again underperformed. Technology was the real story for the quarter and the year. Huge gains in the largest technology stocks, such as IBM and Microsoft, were eclipsed only by the Internet craze.

    Seneca's "Earnings Driven Growth" strategy performed well as we benefited from good stock selection within the technology and financial services sectors. Among our "best performers" in the year's fourth and best quarter were Outdoor Systems, PMC-Sierra, and Compuware. Stocks in our portfolio continue to produce significantly above-market earnings growth rates. Of course, past performance is no guarantee of future results.

OUTLOOK

    Though the U.S. economy is slowing, we believe earnings should continue to grow and should produce moderate equity returns. Upside is possible via good stock selection and potentially, equity multiple expansion if interest rates decline further. Growth stocks should continue to excel as investors seek companies that can deliver above-average growth in a challenging environment. We see particular opportunity in small- and mid-capitalization stocks due to their higher-than-market earnings growth rates and lower-than-market valuations. However, the increased volatility we experienced in 1998 should persist into 1999, particularly if further cracks appear in the global financial structure, and because the Y2K problem is approaching.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SENECA MID CAP GROWTH SERIES     S&P 400 MIDCAP INDEX(1)
3/2/98                            $10,000.00                  $10,000.00
12/31/98                          $12,175.20                  $11,220.92

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                              FROM
                                                            INCEPTION
                                                            3/2/98 TO
                                                            12/31/98
----------------------------------------------------------------------
Seneca Mid-Cap Growth Series                                   21.75%
----------------------------------------------------------------------
S&P 400 MidCap Index(1)                                        12.21%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 400 MidCap Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

(2) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance for small-capitalization companies with above-average growth orientation. The Index is not available for direct investment.

                          SENECA MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                         SHARES        VALUE
                                                                        ---------   -----------
COMMON STOCKS--100.6%
BANKS (MAJOR REGIONAL)--8.9%
  AmSouth Bancorporation..............................................      3,950   $   180,218
  Comerica, Inc.......................................................      3,885       264,908
  Northern Trust Corp.................................................      2,900       253,206
                                                                                    -----------
                                                                                        698,332
                                                                                    -----------
BEVERAGES (ALCOHOLIC)--2.9%
  Coors (Adolph) Co. Class B..........................................      4,050       228,572
                                                                                    -----------
BEVERAGES (NON-ALCOHOLIC)--2.7%
  Whitman Corp........................................................      8,270       209,851
                                                                                    -----------
BIOTECHNOLOGY--3.0%
  Centocor, Inc. (b)..................................................      5,250       236,906
                                                                                    -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
  Chancellor Media Corp. (b)..........................................      5,010       239,854
                                                                                    -----------
COMMUNICATIONS EQUIPMENT--3.2%
  Ascend Communications, Inc. (b).....................................      3,810       250,508
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--23.3%
  America Online, Inc. (b)............................................      1,580       252,800
  BMC Software, Inc. (b)..............................................      3,320       147,948
  Citrix Systems, Inc. (b)............................................      1,750       169,859
  Computer Horizons Corp. (b).........................................      5,530       147,236
  Compuware Corp. (b).................................................      3,770       294,531
  Documentum, Inc. (b)................................................      4,270       228,178
  Electronic Arts, Inc. (b)...........................................      3,080       172,865
  Legato Systems. Inc. (b)............................................      3,030       199,791
  VERITAS Software Co. (b)............................................      3,765       225,665
                                                                                    -----------
                                                                                      1,838,873
                                                                                    -----------
CONSUMER FINANCE--2.5%
  Providian Financial Corp............................................      2,660       199,500
                                                                                    -----------
ELECTRONICS (INSTRUMENTATION)--0.4%
  Micron Electronics, Inc. (b)........................................      1,620        28,046
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--8.4%
  Advanced Micro Devices, Inc.........................................      6,850       198,222
  Micron Technology, Inc. (b).........................................      3,450       174,440
  Xilinx, Inc. (b)....................................................      4,520       294,365
                                                                                    -----------
                                                                                        667,027
                                                                                    -----------
ENTERTAINMENT--3.0%
  SFX Entertainment, Inc. Class A (b).................................      4,330       237,609
                                                                                    -----------
HEALTH CARE (DIVERSIFIED)--6.8%
  McKesson Corp.......................................................      3,130       247,466
  Mylan Laboratories, Inc.............................................      9,140       287,910
                                                                                    -----------
                                                                                        535,376
                                                                                    -----------
HEALTH CARE (HOSPITAL MANAGMENT)--0.7%
  Health Management Associates Inc. Class A (b).......................      2,690        58,171
                                                                                    -----------
HEALTH CARE (LONG TERM CARE)--3.1%
  Omnicare, Inc.......................................................      7,020       243,946
                                                                                    -----------

                                                                         SHARES        VALUE
                                                                        ---------   -----------
INSURANCE (MULTI-LINE)--2.3%
  Annuity and Life Re (Holdings), Ltd.................................      6,590   $   177,930
                                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--3.5%
  Lexmark International Group, Inc. (b)...............................      1,600       160,800
  Miller (Herman), Inc................................................      4,280       115,025
                                                                                    -----------
                                                                                        275,825
                                                                                    -----------
OIL (DOMESTIC INTEGRATED)--2.8%
  USX-Marathon Group..................................................      7,380       222,323
                                                                                    -----------
RETAIL (DISCOUNTERS)--3.4%
  Dollar Tree Stores, Inc (b).........................................      6,175       269,770
                                                                                    -----------
RETAIL (SPECIALTY)--3.1%
  Staples, Inc. (b)...................................................      5,580       243,776
                                                                                    -----------
RETAIL (SPECIALTY--APPAREL)--2.8%
  TJX Companies, Inc. (The)...........................................      7,710       223,590
                                                                                    -----------
SERVICES (ADVERTISING/MARKETING)--4.9%
  Lamar Advertising Co. (b)...........................................      2,080        77,480
  Outdoor Systems, Inc. (b)...........................................     10,175       305,250
                                                                                    -----------
                                                                                        382,730
                                                                                    -----------
SERVICES (COMPUTER SYSTEMS)--0.6%
  International Network Services (b)..................................        770        51,205
                                                                                    -----------
SERVICES (DATA PROCESSING)--1.3%
  Administaff, Inc. (b)...............................................      3,960        99,000
                                                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.5%
  Crown Castle International Corp. (b)................................      5,200       122,200
                                                                                    -----------
WASTE MANAGEMENT--2.5%
  Republic Services, Inc. Class A (b).................................     10,850       200,047
                                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $6,526,227)...................................................     7,940,967
                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS--100.6%
  (Identified cost $6,526,227)...................................................     7,940,967
                                                                                    -----------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--3.6%
COMMERCIAL PAPER--3.6%
  Receivables Capital Corp. 5.15% 1/4/99..........  A-1+          $         285           284,877
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS--3.6%
  (Identified cost $284,877)...................................................           284,877
                                                                                  ---------------
TOTAL INVESTMENTS--104.2%
  (Identified cost $6,811,104).................................................         8,225,844(a)
  Cash and receivables, less liabilities--(4.2%)...............................          (328,700)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $     7,897,144
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,570,230 and gross depreciation of $163,954 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $6,819,568.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $6,811,104).....................................  $   8,225,844
Cash..............................................            967
Receivables
  Investment securities sold......................        299,567
  Fund shares sold................................         23,767
  Interest and dividends..........................         10,635
Prepaid expenses..................................            126
                                                    -------------
    Total assets..................................      8,560,906
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................        616,193
  Trustees' fee...................................          5,044
  Financial agent fee.............................          3,491
  Investment advisory fee.........................          3,451
  Accrued expenses................................         35,583
                                                    -------------
    Total liabilities.............................        663,762
                                                    -------------
NET ASSETS........................................  $   7,897,144
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $   6,655,698
  Distributions in excess of net investment
    income........................................           (697)
  Accumulated net realized loss...................       (172,597)
  Net unrealized appreciation.....................      1,414,740
                                                    -------------
NET ASSETS........................................  $   7,897,144
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................        649,208
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       12.16
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $      24,455
  Dividends.................................................         22,084
  Foreign taxes withheld....................................            (15)
                                                              -------------
    Total investment income.................................         46,524
                                                              -------------
EXPENSES
  Investment advisory fee...................................         31,013
  Financial agent fee.......................................         24,059
  Professional..............................................         13,453
  Trustees..................................................         12,647
  Printing..................................................         12,434
  Custodian.................................................         11,701
  Miscellaneous.............................................          4,123
                                                              -------------
    Total expenses..........................................        109,430
    Less expense borne by investment adviser................        (68,689)
                                                              -------------
    Net expenses............................................         40,741
                                                              -------------
NET INVESTMENT INCOME.......................................          5,783
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (172,597)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      1,414,740
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      1,242,143
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   1,247,926
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $    5,783
  Net realized gain (loss)..................................       (172,597)
  Net change in unrealized appreciation (depreciation)......      1,414,740
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      1,247,926
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (5,783)
  In excess of net investment income........................           (697)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (6,480)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (958,184 shares)............      9,826,161
  Net asset value of shares issued from reinvestment of
    distributions (557 shares)..............................          6,480
  Cost of shares repurchased (309,533 shares)...............     (3,176,943)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      6,655,698
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      7,897,144
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($697))............................     $7,897,144
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                12/31/98
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.01(3)(4)
  Net realized and unrealized gain (loss)...................         2.16
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         2.17
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)
  In excess of net investment income........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................        (0.01)
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         2.16
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................       $12.16
                                                              ------------
                                                              ------------

Total return................................................        21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.15%(1)
Portfolio turnover rate.....................................          127%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.15 per share.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking dividend growth, current income and capital appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    The period from March 2, 1998, the Fund's inception date, to December 31, 1998 was an unusually strong and tumultuous period for common stocks. The S&P 500 Index(1) returned 18.95%. A Russian currency devaluation and bond default, and the potential demise of hedge fund manager Long-Term Capital Management resulted in a mid-summer liquidity crisis that sent stocks into a tail-spin. Responding to the impending crisis, the Federal Open Market Committee lowered interest rates on three separate occasions. Several European countries followed suit and the decline in interest rates worldwide helped stock prices to rebound to new highs in December.

    From the Fund's inception (March 2) to year-end, the Fund posted a return of 20.45%, 150 basis points ahead of the S&P 500 Index. All performance figures assume reinvestment of distributions and are net of sales charges.

    The portfolio is managed using a proprietary model that ranks the 1,500 largest stocks that trade in the U.S. based on certain valuation criteria, earnings estimate changes, earnings surprises and other measures. The portfolio is then structured to resemble the characteristics of the S&P 500 benchmark index.

    During the period, three of our most successful stocks were: Microsoft Corporation, Intel Corporation and AT&T Corporation. Despite its Government lawsuit, Microsoft traded up on the strength of its new product cycle that includes Windows 98, a new version of Windows NT due out next year, and a new version of its database software. Microsoft also beat earnings estimates in each of its reporting periods in calendar 1998. Intel benefited from robust demand for personal computers. Late in the year, the company revised its expectations for the fourth quarter because demand was stronger-than-anticipated. This resulted in a flurry of analyst upgrades, raising earnings estimates and target prices. AT&T stock performed well as a result of a series of earnings reports that exceeded analysts' estimates. Under the leadership of CEO C. Michael Armstrong, the company has positioned itself to be a viable competitor in the global telecommunications market through mergers and alliances. Pending acquisitions include: cable operator Tele-Communications Inc., Vanguard Cellular and IBM's Global Network business. An alliance with British Telecommunications PLC is viewed positively for the company's overseas growth prospects.

OUTLOOK

    A recent WALL STREET JOURNAL survey of economists predicts: moderating economic growth, declining short-term interest rates, continued low inflation and a slight uptick in the unemployment rate. S&P 500 earnings are expected to grow next year at a modest pace, with the strongest performance coming from the technology, communications and consumer cyclical sectors.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                            GROWTH AND INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GROWTH AND INCOME
                   SERIES           S&P 500 INDEX*
3/2/98                  $10,000.00       $10,000.00
12/31/98                $12,045.30       $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
-----------------------------------------------------------------------
Phoenix Growth and Income Series                                20.45%
-----------------------------------------------------------------------
S&P 500 Index*                                                  18.95%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES       VALUE
                                                                        -------   ------------
COMMON STOCKS--96.9%
AEROSPACE/DEFENSE--0.8%
  Boeing Co. (The)....................................................     600    $     19,575
  Cordant Technologies, Inc...........................................   2,200          82,500
  Gulfstream Aerospace Corp. (b)......................................   1,300          69,225
  Sundstrand Corp.....................................................   2,800         145,250
                                                                                  ------------
                                                                                       316,550
                                                                                  ------------
AIRLINES--0.8%
  AMR Corp. (b).......................................................   3,100         184,062
  Alaska Air Group, Inc. (b)..........................................     400          17,700
  Comair Holdings, Inc................................................   1,300          43,875
  Delta Air Lines, Inc................................................   1,400          72,800
  US Airways Group, Inc. (b)..........................................     200          10,400
                                                                                  ------------
                                                                                       328,837
                                                                                  ------------
ALUMINUM--0.8%
  Aluminum Company of America.........................................   2,400         178,950
  Reynolds Metals Co..................................................   3,300         173,869
                                                                                  ------------
                                                                                       352,819
                                                                                  ------------
AUTO PARTS & EQUIPMENT--0.1%
  Arvin Industries, Inc...............................................     300          12,506
  Meritor Automotive..................................................     800          16,950
                                                                                  ------------
                                                                                        29,456
                                                                                  ------------
AUTOMOBILES--2.1%
  Ford Motor Co.......................................................  14,700         862,706
                                                                                  ------------
BANKS (MAJOR REGIONAL)--6.3%
  Bank One Corp.......................................................   7,574         386,747
  City National Corp..................................................   2,600         108,225
  Cullen/Frost Bankers, Inc...........................................   1,500          82,312
  First Union Corp....................................................   8,200         498,662
  Fleet Financial Group, Inc..........................................  11,000    $    491,562

                                                                        SHARES       VALUE
                                                                        -------   ------------
BANKS (MAJOR REGIONAL)--CONTINUED
  Hibernia Corp. Class A..............................................   6,700         116,412
  Mellon Bank Corp....................................................   1,400          96,250
  PNC Bank Corp.......................................................     400          21,650
  SunTrust Banks, Inc.................................................   3,900         298,350
  Trustmark Corp......................................................     500          11,312
  UnionBanCal Corp....................................................  14,400         490,500
  Wells Fargo & Co....................................................     400          15,975
                                                                                  ------------
                                                                                     2,617,957
                                                                                  ------------
BANKS (MONEY CENTER)--2.1%
  BankAmerica Corp....................................................   1,600          96,200
  Chase Manhattan Corp. (The).........................................  11,200         762,300
                                                                                  ------------
                                                                                       858,500
                                                                                  ------------
BEVERAGES (ALCOHOLIC)--1.1%
  Anheuser-Busch Companies, Inc.......................................   6,000         393,750
  Canandaigua Brands, Inc. Class A (b)................................   1,100          63,594
  Coors (Adolph) Co. Class B..........................................     200          11,287
                                                                                  ------------
                                                                                       468,631
                                                                                  ------------
BIOTECHNOLOGY--0.8%
  Amgen, Inc. (b).....................................................   3,300         345,056
                                                                                  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
  Chris-Craft Industries, Inc. (b)....................................   1,500          72,281
                                                                                  ------------
BUILDING MATERIALS--1.3%
  Centex Construction Products, Inc...................................     600          24,375
  Fleetwood Enterprises, Inc..........................................   1,700          59,075
  Johns Manville Corp.................................................   1,300          21,369
  Lafarge Corp........................................................   2,700         109,350
  Lennar Corp.........................................................     500          12,625
  Masco Corp..........................................................   6,100         175,375

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
BUILDING MATERIALS--CONTINUED
  Owens Corning.......................................................     200    $      7,087
  Southdown, Inc......................................................     400          23,675
  Vulcan Materials Co.................................................     700          92,094
                                                                                  ------------
                                                                                       525,025
                                                                                  ------------
CHEMICALS (DIVERSIFIED)--0.5%
  Goodrich Co., B.F. (The)............................................   5,200         186,550
  Polaris Industries, Inc.............................................     300          11,756
                                                                                  ------------
                                                                                       198,306
                                                                                  ------------
CHEMICALS (SPECIALTY)--0.4%
  CMP Group, Inc......................................................   3,400          64,175
  Engelhard Corp......................................................     400           7,800
  International Speciality Products, Inc. (b).........................   3,000          40,687
  NL Industries, Inc..................................................     500           7,094
  Schulman (A.), Inc..................................................   2,700          61,256
                                                                                  ------------
                                                                                       181,012
                                                                                  ------------
COMMUNICATIONS EQUIPMENT--1.7%
  ECI Telecommunications Ltd..........................................     800          28,500
  Lucent Technologies, Inc............................................   5,300         583,000
  QUALCOMM, Inc. (b)..................................................   2,000         103,625
  Tekelec.............................................................     800          13,250
                                                                                  ------------
                                                                                       728,375
                                                                                  ------------
COMPUTERS (HARDWARE)--4.7%
  Apple Computer, Inc. (b)............................................   3,400         139,187
  Compaq Computer Corp................................................   4,600         192,912
  Dell Computer Corp. (b).............................................   5,500         402,531
  Gateway 2000, Inc. (b)..............................................   1,700          87,019
  Hewlett-Packard Co..................................................   4,100         280,081
  International Business Machines Corp................................   4,200         775,950
  Sun Microsystems, Inc. (b)..........................................     900          77,062
                                                                                  ------------
                                                                                     1,954,742
                                                                                  ------------
COMPUTERS (NETWORKING)--1.3%
  3Com Corp. (b)......................................................     500          22,406
  Cisco Systems, Inc. (b).............................................   5,000         464,062
  Novell, Inc.........................................................   2,500          45,312
  Xircom, Inc. (b)....................................................     100           3,400
                                                                                  ------------
                                                                                       535,180
                                                                                  ------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b).......................................................   1,800         153,000
  Seagate Technology, Inc. (b)........................................     800          24,200
                                                                                  ------------
                                                                                       177,200
                                                                                  ------------
COMPUTERS (SOFTWARE & SERVICES)--6.7%
  Affiliated Computer Services, Inc. (b)..............................     500          22,500
  Autodesk, Inc.......................................................     500          21,344
  BMC Software, Inc. (b)..............................................   1,300          57,931
  Computer Associates International, Inc..............................   1,300          55,412
  Computer Horizons Corp. (b).........................................   1,300          34,612
  Computer Sciences Corp. (b).........................................   1,400          90,212
  Compuware Corp. (b).................................................     800          62,500
  Comverse Technology, Inc. (b).......................................   1,100          78,100
  Electronic Arts, Inc. (b)...........................................     600          33,675
  HBO & Co............................................................   6,400         183,600
  Mastech Corp. (b)...................................................     600          17,175
  Microsoft Corp. (b).................................................  10,200       1,414,612
  NCR Corp. (b).......................................................   3,100         129,425
  Network Associates, Inc. (b)........................................     500          33,125
  Oracle Corp. (b)....................................................   5,000         215,625
  Platinum Technology, Inc. (b).......................................     500           9,562
  Rational Software Corp. (b).........................................     100           2,650
  Reynolds & Reynolds Co. Class A.....................................   1,300          29,819
  Siebel Systems, Inc. (b)............................................     800          27,150
  Sterling Commerce, Inc. (b).........................................   1,400          63,000
  Sterling Software, Inc. (b).........................................   1,500          40,594
  Unisys Corp. (b)....................................................   4,200         144,637
  Whittman-Hart, Inc. (b).............................................   1,200          33,150
                                                                                  ------------
                                                                                     2,800,410
                                                                                  ------------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.5%
  Fortune Brands, Inc.................................................   4,200         132,825
  Zale Corp. (b)......................................................   1,900    $     61,275
                                                                                  ------------
                                                                                       194,100
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
CONSUMER FINANCE--0.6%
  Capital One Financial Corp..........................................     100          11,500
  Countrywide Credit Industries, Inc..................................   4,800         240,900
                                                                                  ------------
                                                                                       252,400
                                                                                  ------------
DISTRIBUTORS (FOOD & HEALTH)--0.5%
  Cardinal Health, Inc................................................   2,700         204,862
                                                                                  ------------
ELECTRIC COMPANIES--5.9%
  Ameren Electric Corp................................................   2,400         102,450
  Baltimore Gas & Electric Co.........................................   1,400          43,225
  Central & South West Corp...........................................  13,700         375,894
  Dominion Resources, Inc.............................................   6,400         299,200
  Duke Energy Corp....................................................   6,000         384,375
  Edison International................................................   9,700         270,387
  FPL Group, Inc......................................................   1,300          80,112
  Hawaiian Electric Industries........................................   2,100          84,525
  Houston Industries, Inc.............................................   8,300         266,637
  LG&E Energy Corp....................................................  13,700         387,881
  Minnesota Power, Inc................................................   3,600         158,400
  OGE Energy Corp.....................................................     700          20,300
  Puget Sound Energy, Inc.............................................     300           8,362
                                                                                  ------------
                                                                                     2,481,748
                                                                                  ------------
ELECTRICAL EQUIPMENT--2.8%
  Briggs & Stratton Corp..............................................   1,400          69,825
  General Electric Co.................................................   9,600         979,800
  Honeywell, Inc......................................................   1,800         135,562
                                                                                  ------------
                                                                                     1,185,187
                                                                                  ------------
ELECTRONICS (INSTRUMENTATION)--0.4%
  EG&G, Inc...........................................................   4,900         136,281
  General Instrument Corp. (b)........................................     600          20,362
  Smart Modular Technologies, Inc.....................................     500          13,875
                                                                                  ------------
                                                                                       170,518
                                                                                  ------------
ELECTRONICS (SEMICONDUCTORS)--2.7%
  Intel Corp..........................................................   8,600       1,019,637
  Texas Instruments, Inc..............................................   1,200         102,675
  Vitesse Semiconductor Corp. (b).....................................     300          13,687
                                                                                  ------------
                                                                                     1,135,999
                                                                                  ------------
ENGINEERING & CONSTRUCTION--0.2%
  Fluor Corp..........................................................   2,200          93,637
                                                                                  ------------
ENTERTAINMENT--0.3%
  Royal Caribbean Cruises Ltd.........................................   1,600          59,200
  Viacom, Inc. Class B (b)............................................     900          66,600
                                                                                  ------------
                                                                                       125,800
                                                                                  ------------
FINANCIAL (DIVERSIFIED)--3.6%
  American General Corp...............................................   1,100          85,800
  Citigroup, Inc......................................................   4,200         207,900
  Doral Financial Corp................................................   3,700          81,862
  Fannie Mae..........................................................   9,500         703,000
  Freddie Mac.........................................................   1,100          70,881
  Morgan Stanley Dean Witter & Co.....................................   4,700         333,700
  Old Kent Financial Corp.............................................     400          18,600
                                                                                  ------------
                                                                                     1,501,743
                                                                                  ------------
FOODS--1.0%
  Earthgrains Co. (The)...............................................   1,700          52,594
  Flowers Industries, Inc.............................................     900          21,544
  Quaker Oats Co......................................................   5,800         345,100
                                                                                  ------------
                                                                                       419,238
                                                                                  ------------
HEALTH CARE (DIVERSIFIED)--3.6%
  Abbott Laboratories.................................................   3,200         156,800
  American Home Products Corp.........................................     300          16,894
  AmeriSource Health Corp. Class A (b)................................     200          13,000
  Bristol-Myers Squibb Co.............................................   2,500         334,531
  Johnson & Johnson...................................................   1,900         159,362
  McKesson Corp.......................................................   2,200         173,938
  Mylan Laboratories, Inc.............................................   1,500          47,250

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Warner-Lambert Co...................................................   8,300    $    624,056
                                                                                  ------------
                                                                                     1,525,831
                                                                                  ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.8%
  Barr Laboratories, Inc. (b).........................................     500          24,000
  Biogen, Inc. (b)....................................................     300          24,900
  Genentech, Inc. (b).................................................   3,300         262,969
  Lilly (Eli) & Co....................................................   4,300         382,163
  Medicis Pharmaceutical Corp. Class A (b)............................     400          23,850
  Merck & Co., Inc....................................................   1,800         265,838
  Pfizer, Inc.........................................................   2,500         313,594
  Pharmacia & Upjohn, Inc.............................................   5,100         288,788
  Schering-Plough Corp................................................   7,800         430,950
                                                                                  ------------
                                                                                     2,017,052
                                                                                  ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
  Pacificare Health Systems, Inc. Class B (b).........................   2,100         166,950
                                                                                  ------------
HEALTH CARE (LONG TERM CARE)--0.2%
  Omnicare, Inc.......................................................   2,500          86,875
                                                                                  ------------
HEALTH CARE (MANAGED CARE)--0.4%
  Humana, Inc. (b)....................................................   1,100          19,594
  Trigon Healthcare, Inc. (b).........................................   1,100          41,044
  United Healthcare Corp..............................................     300          12,919
  Wellpoint Health Networks, Inc. (b).................................   1,300         113,100
                                                                                  ------------
                                                                                       186,657
                                                                                  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.1%
  Allegiance Corp.....................................................   1,600          74,600
  Allergan, Inc.......................................................   1,700         110,075
  Bausch & Lomb, Inc..................................................     500          30,000
  Bergen Brunswig Corp. Class A.......................................   2,200          76,725
  Hillenbrand Industries, Inc.........................................   1,800         102,375
  Mallinckrodt, Inc...................................................     600          18,488
  Visx, Inc. (b)......................................................     400          34,975
                                                                                  ------------
                                                                                       447,238
                                                                                  ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  Total Renal Care Holdings, Inc. (b).................................   1,300          38,431
                                                                                  ------------
HOMEBUILDING--0.4%
  Centex Corp.........................................................   2,400         108,150
  D. R. Horton, Inc...................................................     600          13,800
  Kaufman & Broad Home Corp...........................................     400          11,500
  Pulte Corp..........................................................   1,600          44,500
                                                                                  ------------
                                                                                       177,950
                                                                                  ------------
HOUSEHOLD FURNITURE & APPLIANCES--0.9%
  Maytag Corp.........................................................   1,400          87,150
  Premark International, Inc..........................................   5,600         193,900
  Whirlpool Corp......................................................   1,800          99,675
                                                                                  ------------
                                                                                       380,725
                                                                                  ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.0%
  Church & Dwight, Inc................................................     300          10,781
  Procter & Gamble Co. (The)..........................................   4,300         392,644
                                                                                  ------------
                                                                                       403,425
                                                                                  ------------
HOUSEWARES--0.2%
  Tupperware Corp.....................................................   4,500          73,969
                                                                                  ------------
INSURANCE (LIFE/HEALTH)--1.5%
  Aetna, Inc..........................................................   1,600         125,800
  Lincoln National Corp...............................................   3,900         319,069
  Transamerica Corp...................................................   1,500         173,250
                                                                                  ------------
                                                                                       618,119
                                                                                  ------------
INSURANCE (MULTI-LINE)--1.3%
  Ambac Financial Group, Inc..........................................     800          48,150
  American International Group, Inc...................................     500          48,313
  CIGNA Corp..........................................................   5,500         425,219
  Everest Reinsurance Holdings, Inc...................................     300          11,681
  HCC Insurance Holdings..............................................   1,200          21,150
                                                                                  ------------
                                                                                       554,513
                                                                                  ------------
INSURANCE (PROPERTY-CASUALTY)--1.9%
  Allstate Corp. (The)................................................  15,700         606,413
                                                                        SHARES       VALUE
                                                                        -------   ------------
INSURANCE (PROPERTY-CASUALTY)--CONTINUED
  Fidelity National Financial, Inc....................................   1,540    $     46,970
  First American Financial Corp. (The)................................   2,200          70,675
  LandAmerica Financial Group, Inc....................................   1,000          55,813
  Reliance Group Holdings, Inc........................................   1,500          19,313
                                                                                  ------------
                                                                                       799,184
                                                                                  ------------
INSURANCE BROKERS--1.3%
  Arthur J. Gallagher & Co............................................   2,600         114,725
  Marsh & McLennan Companies, Inc.....................................   7,100         414,906
                                                                                  ------------
                                                                                       529,631
                                                                                  ------------
IRON & STEEL--0.1%
  Nucor Corp..........................................................   1,400          60,550
                                                                                  ------------
MACHINERY (DIVERSIFIED)--0.9%
  Ingersoll-Rand Co...................................................   5,400         253,463
  Manitowoc Co., Inc. (The)...........................................   1,000          44,375
  York International Corp.............................................   1,900          77,544
                                                                                  ------------
                                                                                       375,382
                                                                                  ------------
MANUFACTURING (DIVERSIFIED)--2.8%
  AlliedSignal, Inc...................................................     300          13,294
  Crane Co............................................................   2,800          84,525
  McDermott International, Inc........................................     300           7,406
  Pentair, Inc........................................................   1,700          67,681
  Tredegar Industries, Inc............................................   1,100          24,750
  Tyco International Ltd..............................................   5,200         392,275
  United Technologies Corp............................................   5,500         598,125
                                                                                  ------------
                                                                                     1,188,056
                                                                                  ------------
METALS MINING--0.1%
  Placer Dome, Inc....................................................   2,600          29,900
                                                                                  ------------
NATURAL GAS--3.3%
  El Paso Energy Corp.................................................   1,600          55,700
  Enron Corp..........................................................   1,100          62,769
  K N Energy, Inc.....................................................     200           7,275
  Keyspan Corp........................................................   9,500         294,500
  Sempra Energy.......................................................  17,800         451,675
  Southwest Gas Corp..................................................   7,200         193,500
  UGI Corp............................................................     800          19,000
  Utilicorp United, Inc...............................................   8,200         300,838
                                                                                  ------------
                                                                                     1,385,257
                                                                                  ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
  Miller (Herman), Inc................................................     700          18,813
  United Stationers, Inc. (b).........................................   3,100          80,600
                                                                                  ------------
                                                                                        99,413
                                                                                  ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
  Diamond Offshore Drilling, Inc......................................     600          14,213
  Halliburton Co......................................................     700          20,738
  Schlumberger Ltd....................................................     500          23,063
  Tidewater, Inc......................................................   2,800          64,925
  Transocean Offshore, Inc............................................   3,500          93,844
                                                                                  ------------
                                                                                       216,783
                                                                                  ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
  MDU Resources Group, Inc............................................     900          23,681
                                                                                  ------------
OIL & GAS (REFINING & MARKETING)--0.3%
  Imperial Oil Ltd....................................................   8,900         142,956
                                                                                  ------------
OIL (DOMESTIC INTEGRATED)--0.2%
  Atlantic Richfield Co...............................................     900          58,725
  Coastal Corp........................................................     400          13,975
                                                                                  ------------
                                                                                        72,700
                                                                                  ------------
OIL (INTERNATIONAL INTEGRATED)--1.0%
  Exxon Corp..........................................................   5,700         416,813
                                                                                  ------------
PAPER & FOREST PRODUCTS--0.2%
  Chesapeake Corp.....................................................   2,200          81,125
                                                                                  ------------
PHOTOGRAPHY/IMAGING--1.5%
  Eastman Kodak Co....................................................   7,700         554,400
  Xerox Corp..........................................................     600          70,800
                                                                                  ------------
                                                                                       625,200
                                                                                  ------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
PUBLISHING (NEWSPAPERS)--0.2%
  Hollinger International, Inc........................................   1,400    $     19,513
  Knight-Ridder, Inc..................................................   1,600          81,800
                                                                                  ------------
                                                                                       101,313
                                                                                  ------------
RETAIL (BUILDING SUPPLIES)--0.9%
  Home Depot, Inc. (The)..............................................   4,300         263,106
  Lowe's Companies, Inc...............................................   2,100         107,494
                                                                                  ------------
                                                                                       370,600
                                                                                  ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Best Buy Co., Inc. (b)..............................................   1,800         110,475
  Tandy Corp..........................................................     400          16,475
                                                                                  ------------
                                                                                       126,950
                                                                                  ------------
RETAIL (DEPARTMENT STORES)--0.0%
  Federated Department Stores, Inc. (b)...............................     200           8,713
                                                                                  ------------
RETAIL (FOOD CHAINS)--0.2%
  Supervalu, Inc......................................................   3,500          98,000
                                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Dayton Hudson Corp..................................................     700          37,975
  Kmart Corp. (b).....................................................   4,800          73,500
  Loews Corp..........................................................   1,100         108,075
  Ross Stores, Inc....................................................   1,100          43,313
  Wal-Mart Stores, Inc................................................  10,200         830,663
                                                                                  ------------
                                                                                     1,093,526
                                                                                  ------------
RETAIL (SPECIALTY-APPAREL)--0.6%
  Gap, Inc. (The).....................................................   1,950         109,688
  TJX Companies, Inc. (The)...........................................   4,500         130,500
                                                                                  ------------
                                                                                       240,188
                                                                                  ------------
SAVINGS & LOAN COMPANIES--0.2%
  Dime Bancorp, Inc...................................................   1,100          29,081
  Golden West Financial Corp..........................................     500          45,844
                                                                                  ------------
                                                                                        74,925
                                                                                  ------------
SERVICES (ADVERTISING/MARKETING)--0.4%
  Omnicom Group, Inc..................................................   1,300          75,400
  Snyder Communications Corp., Inc. (b)...............................   2,800          94,500
                                                                                  ------------
                                                                                       169,900
                                                                                  ------------
SERVICES (COMMERCIAL & CONSUMER)--2.1%
  American Management Systems, Inc. (b)...............................   1,000          40,000
  Deluxe Corp.........................................................  11,000         402,188
  Hertz Corp. Class A.................................................   1,500          68,438
  Interim Services, Inc. (b)..........................................     700          16,363
  Ogden Corp..........................................................   7,900         197,994
  Robert Half International, Inc. (b).................................     500          22,344
  Romac International, Inc. (b).......................................     700          15,575
  Sylvan Learning Systems Inc.........................................     400          12,200
  Viad Corp...........................................................   3,500         106,313
                                                                                  ------------
                                                                                       881,415
                                                                                  ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
  AirTouch Communications, Inc. (b)...................................     500          36,063
                                                                                  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  AT&T Corp...........................................................  17,200       1,294,300
  MCI WorldCom, Inc. (b)..............................................     500          35,875
                                                                                  ------------
                                                                                     1,330,175
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
TELEPHONE--3.6%
  Ameritech Corp......................................................   2,400    $    152,100
  Bell Atlantic Corp..................................................   5,100         289,744
  BellSouth Corp......................................................   6,600         329,175
  GTE Corp............................................................   3,600         242,775
  SBC Communications, Inc.............................................   6,200         332,475
  US West, Inc........................................................   2,700         174,488
                                                                                  ------------
                                                                                     1,520,757
                                                                                  ------------
TEXTILES (APPAREL)--0.6%
  Fruit of The Loom, Inc. Class A (b).................................   1,400          19,338
  Jones Apparel Group, Inc. (b).......................................   2,000          44,125
  Tommy Hilfiger Corp. (b)............................................   1,300          78,000
  V.F. Corp...........................................................   2,500         117,188
                                                                                  ------------
                                                                                       258,651
                                                                                  ------------
TOBACCO--0.9%
  Philip Morris Companies, Inc........................................   6,100         326,350
  Universal Corp......................................................   1,800          63,225
                                                                                  ------------
                                                                                       389,575
                                                                                  ------------
TRUCKS & PARTS--0.1%
  PACCAR, Inc.........................................................     800          32,900
                                                                                  ------------
TOTAL COMMON STOCKS
  (Identified cost $35,661,759)................................................     40,576,292
                                                                                  ------------
FOREIGN COMMON STOCKS--0.8%
PERSONAL CARE--0.4%
  Unilever NV NY Registered Shares (Netherlands)......................   1,800         149,288
                                                                                  ------------
TELEPHONE--0.4%
  Northern Telecom Ltd. (Canada)......................................   3,600         180,450
                                                                                  ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $304,590)...................................................        329,738
                                                                                  ------------
UNIT INVESTMENT TRUSTS--1.5%
  S&P 500 Depository Receipts.........................................   5,200         639,600
                                                                                  ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $533,589)...................................................        639,600
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--99.2%
  (Identified cost $36,499,938)................................................     41,545,630
                                                                                  ------------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)
                                                    -----------      ------
SHORT-TERM OBLIGATIONS--2.4%
COMMERCIAL PAPER--2.4%
  Receivables Capital Corp. 5.15%, 1/4/99.........  A-1+          $        980            979,579
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $979,579)...................................................           979,579
                                                                                  ---------------
TOTAL INVESTMENTS--101.6%
  (Identified cost $37,479,517)................................................        42,525,209(a)
  Cash and receivables, less liabilities--(1.6%)...............................          (665,060)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    41,860,149
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,759,197 and gross depreciation of $794,280 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $37,560,292.
(b)  Non-income producing.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $37,479,517)..............................................  $  42,525,209
Cash........................................................            636
Receivables
  Fund shares sold..........................................        146,427
  Investment securities sold................................         82,215
  Dividends and interest....................................         53,339
Prepaid expenses............................................            669
                                                              -------------
    Total assets............................................     42,808,495
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        866,058
  Fund shares repurchased...................................         25,159
  Investment advisory fee...................................          4,017
  Financial agent fee.......................................          5,975
  Trustees' fee.............................................          5,044
Accrued expenses............................................         42,093
                                                              -------------
    Total liabilities.......................................        948,346
                                                              -------------
NET ASSETS..................................................  $  41,860,149
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........     37,248,956
  Distribution in excess of net investment income...........         (4,389)
  Accumulated net realized loss.............................       (430,110)
  Net unrealized appreciation...............................      5,045,692
                                                              -------------
NET ASSETS..................................................  $  41,860,149
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      3,490,294
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.99
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     264,843
  Interest..................................................         28,154
                                                              -------------
    Total investment income.................................        292,997
                                                              -------------
EXPENSES
  Investment advisory fee...................................        109,232
  Financial agent fee.......................................         33,806
  Custodian.................................................         38,249
  Professional..............................................         13,865
  Printing..................................................         13,069
  Trustees..................................................         12,657
  Miscellaneous.............................................          8,434
                                                              -------------
    Total expenses..........................................        229,312
    Less expenses borne by investment adviser...............        (96,206)
                                                              -------------
    Net expenses............................................        133,106
                                                              -------------
NET INVESTMENT INCOME.......................................        159,891
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (437,760)
  Net realized gains on written options.....................          7,393
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      5,045,692
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      4,615,325
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   4,775,216
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   159,891
  Net realized gain (loss)..................................       (430,367)
  Net change in unrealized appreciation (depreciation)......      5,045,692
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      4,775,216
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (159,891)
  In excess of net investment income........................         (4,132)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (164,023)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,102,319 shares)..........     43,754,814
  Net asset value of shares issued from reinvestment of
    distributions (14,099 shares)...........................        164,023
  Cost of shares repurchased (626,124 shares)...............     (6,669,881)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     37,248,956
                                                              ----------------
  NET INCREASE IN NET ASSETS................................     41,860,149
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($4,389))..........................    $41,860,149
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               FROM INCEPTION
                                                 3/2/98 TO
                                                  12/31/98
                                               --------------
Net asset value, beginning of period.........      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............        0.05(3)
  Net realized and unrealized gain (loss)....        1.99
                                                  -------
    TOTAL FROM INVESTMENT OPERATIONS.........        2.04
                                                  -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......       (0.05)
  In excess of net investment income.........          --
                                                  -------
    TOTAL DISTRIBUTIONS......................       (0.05)
                                                  -------
CHANGE IN NET ASSET VALUE....................        1.99
                                                  -------
NET ASSET VALUE, END OF PERIOD...............      $11.99
                                                  -------
                                                  -------

Total return.................................       20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................        0.85%(1)
  Net investment income......................        1.02%(1)
Portfolio turnover rate......................          81%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 per share.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

INVESTOR PROFILE

    Phoenix Value Equity Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    Since its inception on March 2 through December 31, 1998, the Fund returned 10.79% compared with a return of 18.95% for the S&P 500 Index(1) for the same period. All performance figures assume reinvestment of distributions and are net of sales charges.

    After months of unprecedented volatility, the U.S. stock market ended 1998 with the S&P 500 Index posting double-digit gains for the fourth year in a row. However, this broad measure of stock market performance does not reflect the wide disparity in performance of large versus small stocks or growth versus value. While the S&P 500 showed impressive gains, the Russell 2000 Index(2), a measure of small stocks, was down (2.55)% for the year. And, 1998 can be characterized as the year when value stocks were left behind as investors sought growth and liquidity at almost any price. The S&P 500 Barra Growth Index(3) rose 42.1% for the year, but the S&P Barra Value Index(4) lagged substantially and returned only 13.8% for the 12 months ended December 31, 1998.

    Fund performance was held back as we maintained our investment discipline, focusing on heavily discounted, low-expectation stocks that reflect our strong value bias. For example, we continued to overweight the financial sector, which underperformed significantly as investors reacted to events in Asia and Brazil. Individual stocks also held back performance. Philip Morris came under pressure once again, and Allied Signal's tender offer for UTI negatively affected the stock's price. Some of the Fund's strong performers included Emulex, IBM, Compaq, Dayton-Hudson and Sun Microsystems.

OUTLOOK

    We will continue to follow our disciplined, classic value approach. The Fund's primary positions will remain attractively valued holdings in technology, banks and financial institutions with global franchises, telecommunications and retailers that we believe possess recession-resistant characteristics.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY SERIES    S&P 500 INDEX(1)
03/02/1998              $10,000.00          $10,000.00
12/31/1998              $11,079.20          $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98
                                                              FROM
                                                            INCEPTION
                                                            3/2/98 TO
                                                            12/31/98
----------------------------------------------------------------------
Phoenix Value Equity Series                                   10.79%
----------------------------------------------------------------------
S&P 500 Index(1)                                              18.95%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Russell 2000 Index is an unmanaged, commonly used measure of performance of small stocks. The Index is not available for direct investment.

(3) The S&P 500 Barra Growth Index is an unmanaged, commonly used measure of large-cap, growth-oriented companies. The Index is not available for direct investment.

(4) The S&P 500 Barra Value Index is an unmanaged, commonly used measure of large-cap, value-oriented stocks. The Index is not available for direct investment.

                              VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--84.5%
AEROSPACE/DEFENSE--0.3%
  Boeing Co. (The)....................................................  1,000    $    32,625
                                                                                 -----------
BANKS (MAJOR REGIONAL)--1.9%
  Bank One Corp.......................................................  2,000        102,125
  Wells Fargo & Co....................................................  2,000         79,875
                                                                                 -----------
                                                                                     182,000
                                                                                 -----------
BANKS (MONEY CENTER)--4.4%
  BankAmerica Corp....................................................  3,200        192,400
  Chase Manhattan Corp. (The).........................................  3,300        224,606
                                                                                 -----------
                                                                                     417,006
                                                                                 -----------
BEVERAGES (ALCOHOLIC)--1.4%
  Anheuser-Busch Companies, Inc.......................................  2,000        131,250
                                                                                 -----------
BIOTECHNOLOGY--1.1%
  Cell Genesys, Inc. (b)..............................................  18,000       108,000
                                                                                 -----------
COMMUNICATIONS EQUIPMENT--2.9%
  Motorola, Inc.......................................................  3,000        183,187
  Terayon Communications Systems, Inc. (b)............................  2,500         92,500
                                                                                 -----------
                                                                                     275,687
                                                                                 -----------
COMPUTERS (HARDWARE)--8.8%
  Compaq Computer Corp................................................  4,800        201,300
  Data General Corp. (b)..............................................  8,000        131,500
  International Business Machines Corp................................  1,100        203,225
  Sun Microsystems, Inc. (b)..........................................  3,500        299,687
                                                                                 -----------
                                                                                     835,712
                                                                                 -----------
COMPUTERS (NETWORKING)--2.5%
  Emulex Corp. (b)....................................................  6,000        240,000
                                                                                 -----------
COMPUTERS (PERIPHERALS)--1.2%
  Hutchinson Technology, Inc. (b).....................................  1,500         53,437
  Maxtor Corp. (b)....................................................  4,000         56,000
                                                                                 -----------
                                                                                     109,437
                                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--0.8%
  Black Box Corp. (b).................................................  2,000         75,750
                                                                                 -----------
CONSUMER FINANCE--0.6%
  Countrywide Credit Industries, Inc..................................  1,200         60,225
                                                                                 -----------
ELECTRICAL EQUIPMENT--1.6%
  Honeywell, Inc......................................................  2,000        150,625
                                                                                 -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.9%
  CHS Electronics, Inc. (b)...........................................  5,000         84,687
                                                                                 -----------
ELECTRONICS (DEFENSE)--0.6%
  Raytheon Co. Class B (b)............................................  1,000         53,250
                                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)--3.6%
  Advanced Micro Devices, Inc. (b)....................................  1,500         43,406
  Dallas Semiconductor Corp...........................................  3,000        122,250
  Intel Corp..........................................................  1,500        177,844
                                                                                 -----------
                                                                                     343,500
                                                                                 -----------
ENTERTAINMENT--2.3%
  Royal Caribbean Cruises Ltd.........................................  3,300        122,100
  Walt Disney Co. (The)...............................................  3,300         99,000
                                                                                 -----------
                                                                                     221,100
                                                                                 -----------
FINANCIAL (DIVERSIFIED)--10.9%
  American Express Co.................................................  1,400        143,150
  Citigroup, Inc......................................................  4,000        198,000
  Fannie Mae..........................................................  3,000        222,000
  Freddie Mac.........................................................  3,000        193,312

                                                                        SHARES      VALUE
                                                                        ------   -----------
FINANCIAL (DIVERSIFIED)--CONTINUED
  SLM Holding Corp....................................................  5,800    $   278,400
                                                                                 -----------
                                                                                   1,034,862
                                                                                 -----------
HEALTH CARE (DIVERSIFIED)--1.3%
  Bristol-Myers Squibb Co.............................................    250         33,453
  Johnson & Johnson...................................................  1,100         92,262
                                                                                 -----------
                                                                                     125,715
                                                                                 -----------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--1.9%
  Lilly (Eli) & Co....................................................  2,000        177,750
                                                                                 -----------
HEALTH CARE (MANAGED CARE)--1.2%
  Foundation Health Systems, Inc Class A (b)..........................  4,200         50,137
  Humana, Inc. (b)....................................................  3,500         62,344
                                                                                 -----------
                                                                                     112,481
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.4%
  Ambac Financial Group, Inc..........................................  1,300         78,244
  American International Group, Inc...................................  3,000        289,875
  CIGNA Corp..........................................................    700         54,119
                                                                                 -----------
                                                                                     422,238
                                                                                 -----------
INVESTMENT BANKING/BROKERAGE--1.2%
  Merrill Lynch & Co., Inc............................................  1,700        113,475
                                                                                 -----------
LEISURE TIME (PRODUCTS)--0.5%
  Mattel, Inc.........................................................  2,200         50,187
                                                                                 -----------
MANUFACTURING (DIVERSIFIED)--1.3%
  AlliedSignal, Inc...................................................  1,500         66,469
  Illinios Tool Works, Inc............................................  1,000         58,000
                                                                                 -----------
                                                                                     124,469
                                                                                 -----------
MANUFACTURING (SPECIALIZED)--2.9%
  Diebold, Inc........................................................  7,700        274,794
                                                                                 -----------
OFFICE EQUIPMENT & SUPPLIES--1.9%
  Pitney Bowes, Inc...................................................  2,800        184,975
                                                                                 -----------
RAILROADS--0.7%
  Union Pacific Corp..................................................  1,500         67,594
                                                                                 -----------
REITS--1.8%
  LaSalle Hotel Properties............................................  7,500         77,813
  Sunstone Hotel Investors, Inc.......................................  10,000        94,375
                                                                                 -----------
                                                                                     172,188
                                                                                 -----------
RESTAURANTS--1.8%
  McDonald's Corp.....................................................  2,300        176,238
                                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--1.3%
  Dayton Hudson Corp..................................................  2,200        119,350
                                                                                 -----------
RETAIL (SPECIALTY)--1.4%
  Claire's Stores, Inc................................................  4,400         90,200
  Talbots, Inc. (The).................................................  1,500         47,063
                                                                                 -----------
                                                                                     137,263
                                                                                 -----------
SAVINGS & LOAN COMPANIES--0.7%
  Washington Mutual, Inc..............................................  1,700         64,919
                                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  C-Cube Microsystems, Inc. (b).......................................  2,000         54,250
                                                                                 -----------
SERVICES (DATA PROCESSING)--0.9%
  First Data Corp.....................................................  2,700         85,556
                                                                                 -----------
SPECIALTY PRINTING--1.0%
  World Color Press, Inc. (b).........................................  3,000         91,313
                                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
  Iridium World Communications Ltd. Class A (b).......................  3,000        118,688
                                                                                 -----------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

                                                                        SHARES      VALUE
                                                                        ------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--5.2%
  AT&T Corp...........................................................  3,300    $   248,325
  MCI WorldCom, Inc. (b)..............................................  3,500        251,125
                                                                                 -----------
                                                                                     499,450
                                                                                 -----------
TELEPHONE--3.3%
  BellSouth Corp......................................................  2,600        129,675
  GTE Corp............................................................  2,000        134,875
  SBC Communications, Inc.............................................  1,000         53,625
                                                                                 -----------
                                                                                     318,175
                                                                                 -----------
TEXTILES (APPAREL)--0.3%
  Supreme International Corp. (b).....................................  2,000         24,000
                                                                                 -----------
TOBACCO--1.9%
  Philip Morris Companies, Inc........................................  3,400        181,900
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $7,090,148)................................................     8,052,684
                                                                                 -----------
FOREIGN COMMON STOCKS--2.4%
PERSONAL CARE--1.7%
  Unilever NV NY Registered Shares (Netherlands)......................  2,000        165,875
                                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
  Telesp Celular Participacoes SA ADR (Brazil) (b)....................  1,100         19,250
                                                                                 -----------
                                                                        SHARES      VALUE
                                                                        ------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  Embratel Participacoes SA ADR (Brazil) (b)..........................  1,800    $    25,087
                                                                                 -----------
TELEPHONE--0.2%
  Telesp Participacoes SA ADR (Brazil) (b)............................    900         19,913
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $228,084)..................................................       230,125
                                                                                 -----------
UNIT INVESTMENT TRUSTS--13.4%
  AMEX Consumer Staples Select Sector Depository Receipts.............
                                                                        7,000        190,094
  AMEX Financial Select Sector Depository Receipts....................  12,100       283,594
  AMEX Technology Select Sector Depository Receipts...................  11,600       378,450
  S&P 500 Depository Receipts.........................................  3,500        430,500
                                                                                 -----------
                                                                                   1,282,638
                                                                                 -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $1,250,626)................................................     1,282,638
                                                                                 -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $8,568,858)................................................     9,565,447(a)
  Cash and receivables, less liabilities--(0.3%)..............................       (32,460)
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 9,532,987
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,283,776 and gross depreciation of $293,727 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $8,575,398.
(b)  Non-income producing.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  8,568,858)................................................  $   9,565,447
Cash........................................................          5,034
Receivables
  Dividends and interest....................................         10,545
  Investment securities sold................................          8,964
Prepaid expenses............................................            155
                                                              -------------
    Total assets............................................      9,590,145
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................            778
  Investment advisory fee...................................         17,482
  Trustees' fee.............................................          5,000
  Financial agent fee.......................................          2,228
Accrued expenses............................................         31,670
                                                              -------------
    Total liabilities.......................................         57,158
                                                              -------------
NET ASSETS..................................................  $   9,532,987
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........      8,647,424
  Distribution in excess of net investment income...........           (388)
  Accumulated net realized loss.............................       (110,638)
  Net unrealized appreciation...............................        996,589
                                                              -------------
NET ASSETS..................................................  $   9,532,987
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        864,222
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.03
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  62,512
  Interest..................................................     13,297
  Foreign taxes withheld....................................       (705)
                                                              ---------
    Total investment income.................................     75,104
                                                              ---------
EXPENSES
  Investment advisory fee...................................     30,941
  Financial agent fee.......................................     23,130
  Professional..............................................     13,521
  Trustees..................................................     12,602
  Printing..................................................     12,129
  Custodian.................................................     11,840
  Miscellaneous.............................................      4,965
                                                              ---------
    Total expenses..........................................    109,128
    Less expense borne by investment adviser................    (71,521)
                                                              ---------
    Net expenses............................................     37,607
                                                              ---------
NET INVESTMENT INCOME.......................................     37,497
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................   (110,638)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    996,589
                                                              ---------
NET GAIN ON INVESTMENTS.....................................    885,951
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 923,448
                                                              ---------
                                                              ---------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $   37,497
  Net realized gain (loss)..................................       (110,638)
  Net change in unrealized appreciation (depreciation)......        996,589
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......        923,448
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (37,497)
  In excess of net investment income........................           (388)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (37,885)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (990,498 shares)............      9,960,882
  Net asset value of shares issued from reinvestment of
    distributions (3,586 shares)............................         37,885
  Cost of shares repurchased (129,862 shares)...............     (1,351,343)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      8,647,424
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      9,532,987
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($388))............................     $9,532,987
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      FROM INCEPTION
                                        3/2/98 TO
                                         12/31/98
                                      --------------
Net asset value, beginning of
  period............................      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......        0.05(3)
  Net realized and unrealized gain
    (loss)..........................        1.03
                                         -------
    TOTAL FROM INVESTMENT
     OPERATIONS.....................        1.08
                                         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................       (0.05)
  In excess of net investment
    income..........................          --
                                         -------
    TOTAL DISTRIBUTIONS.............       (0.05)
                                         -------
CHANGE IN NET ASSET VALUE...........        1.03
                                         -------
NET ASSET VALUE, END OF PERIOD......      $11.03
                                         -------
                                         -------

Total return........................       10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................      $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................        0.85%(1)
  Net investment income.............        0.85%(1)
Portfolio turnover rate.............          77%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.13 per share.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that the Fund may invest in mid-capitalization stocks, which may involve greater risks, including greater price volatility, less liquidity and increased competition.

INVESTMENT ADVISER'S REPORT

    From the Fund's inception on March 2 through December 31, 1998, the Fund returned (11.37)% compared with a return of 18.95% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The market's strong performance, as measured by the S&P 500's 28.76% return for the year, masked an important split in the market. Investors pursued safety in well-known, large-cap companies, while selling small- and mid-cap stocks as global events raised investors' concerns. Our investment discipline led us to continue to buy more mid-cap stocks and sell large-cap as we continued to see their valuations rise. During the reporting period, we sold Progressive Corp., Northern Trust and SBC Communications. These positions were replaced with mid-cap stocks, with price-to-earnings ratios well below market levels.

    Not only do these mid-cap stocks trade more cheaply than their large-cap counterparts, but they also typically have better near-term earnings growth prospects coupled with less exposure to foreign economies than most large-cap companies. Unfortunately, thus far, low valuations have not led to outperformance. It is possible that struggling foreign economies may not worsen, but it could be a long time before things really start improving for many of the involved countries and the companies doing business there. For this reason, we sold Cummins Engine and Asia Pulp & Paper, both companies with significant sales to Asia.

OUTLOOK

    Looking forward, we think the market will continue to react in a volatile manner to economic news. We also believe the long-running neglect of mid- and small-cap stocks by investors may soon begin to reverse. We are positioned very well, in our opinion, to take advantage of such a change in investor sentiment should it begin.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               SCHAEFER MID-CAP VALUE SERIES    S&P 500 INDEX(1)
03/02/1998                         $10,000.00          $10,000.00
12/31/1998                          $8,862.77          $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
----------------------------------------------------------------------
Schafer Mid-Cap Value Series                                   (11.37 )%
----------------------------------------------------------------------
S&P 500 Index(1)                                                18.95%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                          SCHAFER MID CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--81.5%
AIR FREIGHT--3.6%
  FDX Corp.(b)........................................................  3,200    $   284,800
                                                                                 -----------
AUTO PARTS & EQUIPMENT--2.7%
  Borg-Warner Automotive, Inc.........................................  3,800        212,087
                                                                                 -----------
AUTOMOBILES--2.2%
  Ford Motor Co.......................................................  3,000        176,062
                                                                                 -----------
BANKS (MAJOR REGIONAL)--4.9%
  Mellon Bank Corp....................................................  2,800        192,500
  Summit Bancorp......................................................  4,500        196,594
                                                                                 -----------
                                                                                     389,094
                                                                                 -----------
BANKS (MONEY CENTER)--5.0%
  BankAmerica Corp....................................................  2,800        168,350
  Chase Manhattan Corp. (The).........................................  3,300        224,606
                                                                                 -----------
                                                                                     392,956
                                                                                 -----------
BUILDING MATERIALS--9.1%
  Armstrong World Industries, Inc.....................................  3,100        186,969
  Lafarge Corp........................................................  5,100        206,550
  Owens Corning.......................................................  4,100        145,294
  Southdown, Inc......................................................  3,000        177,562
                                                                                 -----------
                                                                                     716,375
                                                                                 -----------
COMPUTERS (PERIPHERALS)--2.7%
  Storage Technology Corp.(b).........................................  5,900        209,819
                                                                                 -----------
ELECTRICAL EQUIPMENT--2.1%
  Harman International Industries, Inc................................  4,400        167,750
                                                                                 -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--6.9%
  Arrow Electronics, Inc.(b)..........................................  11,100       296,231
  Avnet, Inc..........................................................  4,100        248,050
                                                                                 -----------
                                                                                     544,281
                                                                                 -----------
FOODS--2.6%
  IBP, Inc............................................................  7,100        206,788
                                                                                 -----------
HOMEBUILDING--3.1%
  Champion Enterprises, Inc.(b).......................................  9,000        246,375
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.8%
  Berkley (W.R.) Corp.................................................  5,500        187,344
  Old Republic International Corp.....................................  8,500        191,250
                                                                                 -----------
                                                                                     378,594
                                                                                 -----------
INVESTMENT BANKING/BROKERAGE--5.9%
  Merrill Lynch & Co., Inc............................................  3,800        253,650
  Paine Webber Group, Inc.............................................  5,400        208,575
                                                                                 -----------
                                                                                     462,225
                                                                                 -----------
IRON & STEEL--2.2%
  UCAR International, Inc.(b).........................................  9,600        171,000
                                                                                 -----------
METALS MINING--2.5%
  Cleveland-Cliffs, Inc...............................................  4,800        193,500
                                                                                 -----------

                                                                        SHARES      VALUE
                                                                        ------   -----------
OIL & GAS (DRILLING & EQUIPMENT)--4.6%
  Diamond Offshore Drilling, Inc......................................  8,400    $   198,975
  R&B Falcon Corp.(b).................................................  21,800       166,225
                                                                                 -----------
                                                                                     365,200
                                                                                 -----------
OIL & GAS (REFINING & MARKETING)--2.2%
  Sunoco, Inc.........................................................  4,800        173,100
                                                                                 -----------
OIL (DOMESTIC INTEGRATED)--2.2%
  Phillips Petroleum Co...............................................  4,100        174,763
                                                                                 -----------
RAILROADS--5.0%
  Burlington Northern Santa Fe Corp...................................  5,400        182,250
  Kansas City Southern Industries, Inc................................  4,400        216,425
                                                                                 -----------
                                                                                     398,675
                                                                                 -----------
RETAIL (SPECIALTY)--2.4%
  Jo-Ann Stores, Inc. Class A(b)......................................  11,700       188,663
                                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--2.1%
  Western Resources, Inc..............................................  5,000        166,250
                                                                                 -----------
TELEPHONE--2.7%
  GTE Corp............................................................  3,200        215,800
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $6,477,092)................................................     6,434,157
                                                                                 -----------
FOREIGN COMMON STOCKS--18.3%
AIRLINES--2.6%
  KLM Royal Dutch Airlines NV NY Registered Shares (Netherlands)......
                                                                        6,900        207,000
                                                                                 -----------
BANKS (MAJOR REGIONAL)--2.3%
  National Bank of Canada (Canada)....................................  11,400       184,110
                                                                                 -----------
HOUSEHOLD FURNITURE & APPLIANCES--2.5%
  Koninklijke (Royal) Philips Electronics NV NY Registered Shares
    (Netherlands).....................................................  2,900        196,294
                                                                                 -----------
INSURANCE (MULTI-LINE)--2.2%
  PartnerRe Ltd. (Bermuda)............................................  3,800        173,850
                                                                                 -----------
MACHINERY (DIVERSIFIED)--2.3%
  New Holland NV (Netherlands)........................................  13,500       184,781
                                                                                 -----------
METALS MINING--1.5%
  Inco Ltd. (Canada)..................................................  10,900       115,131
                                                                                 -----------
OIL & GAS (EXPLORATION & PRODUCTION)--4.9%
  Petroleum Geo-Services Sponsored ADR (Norway)(b)....................  13,300       209,475
  Repsol SA Sponsored ADR (Spain).....................................  3,200        174,800
                                                                                 -----------
                                                                                     384,275
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,674,963)................................................     1,445,441
                                                                                 -----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $8,152,055)................................................     7,879,598(a)
  Cash and receivables, less liabilities--0.2%................................        15,994
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 7,895,592
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $737,204 and gross depreciation of $1,009,661 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $8,152,055.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $8,152,055)...............................................  $7,879,598
Cash........................................................      82,965
Receivables
  Dividends and interest....................................       8,606
Prepaid expenses............................................         141
                                                              ----------
    Total assets............................................   7,971,310
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................       7,980
  Investment advisory fee...................................      25,669
  Trustees' fee.............................................       5,044
  Financial agent fee.......................................       3,725
  Accrued expenses..........................................      33,300
                                                              ----------
    Total liabilities.......................................      75,718
                                                              ----------
NET ASSETS..................................................  $7,895,592
                                                              ----------
                                                              ----------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $8,509,731
  Distributions in excess of net investment income..........        (118)
  Accumulated net realized loss.............................    (341,564)
  Net unrealized depreciation...............................    (272,457)
                                                              ----------
NET ASSETS..................................................  $7,895,592
                                                              ----------
                                                              ----------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     893,567
                                                              ----------
                                                              ----------
Net asset value and offering price per share................  $     8.84
                                                                   -----
                                                                   -----

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $   69,321
  Interest..................................................       8,433
  Foreign taxes withheld....................................      (1,356)
                                                              ----------
    Total investment income.................................      76,398
                                                              ----------
EXPENSES
  Investment advisory fee...................................      46,644
  Financial agent fee.......................................      24,098
  Professional..............................................      13,507
  Trustees..................................................      12,647
  Printing..................................................      12,041
  Custodian.................................................       9,623
  Miscellaneous.............................................       4,758
                                                              ----------
    Total expenses..........................................     123,318
    Less expenses borne by investment adviser...............     (69,977)
                                                              ----------
    Net expenses............................................      53,341
                                                              ----------
NET INVESTMENT INCOME.......................................      23,057
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (341,564)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (272,457)
                                                              ----------
NET LOSS ON INVESTMENTS.....................................    (614,021)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (590,964)
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                              FROM INCEPTION
                                                              MARCH 2, 1998
                                                                    TO
                                                               DECEMBER 31,
                                                                   1998
                                                              --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      23,057
  Net realized gain (loss)..................................       (341,564)
  Net change in unrealized appreciation (depreciation)......       (272,457)
                                                              --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......       (590,964)
                                                              --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (23,057)
  In excess of net investment income........................           (118)
                                                              --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (23,175)
                                                              --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,051,036 shares)..........      9,921,823
  Net asset value of shares issued from reinvestment of
    distributions (2,696 shares)............................         23,175
  Cost of shares repurchased (160,165 shares)...............     (1,435,267)
                                                              --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      8,509,731
                                                              --------------
  NET INCREASE IN NET ASSETS................................      7,895,592
NET ASSETS
  Beginning of period.......................................              0
                                                              --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($118))............................  $   7,895,592
                                                              --------------
                                                              --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              FROM INCEPTION
                                                                3/2/98 TO
                                                                 12/31/98
                                                              --------------
Net asset value, beginning of period........................  $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.03(3)(4)
  Net realized and unrealized gain (loss)...................          (1.16)
                                                                    -------
    TOTAL FROM INVESTMENT OPERATIONS........................          (1.13)
                                                                    -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.03)
  In excess of net investment income........................             --
                                                                    -------
    TOTAL DISTRIBUTIONS.....................................          (0.03)
                                                                    -------
CHANGE IN NET ASSET VALUE...................................          (1.16)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..............................  $        8.84
                                                                    -------
                                                                    -------
Total return................................................         (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................  $       7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.20%(1)
  Net investment income.....................................           0.52%(1)
Portfolio turnover rate.....................................             21%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 per share.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, Research Enhanced Index ("Enhanced Index"), Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C, and D.

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

   On September 1, 1998, the Central Bank of Malaysia, announced measures that significantly restrict the rights of non-residents with respect to transactions in Malaysian securities with the intention to insulate Malaysia from the problems confronting the international financial markets.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   Beginning September 1, 1998 the Malaysian government fixed the exchange rate of its currency, the Ringgit, at 3.80 Ringgit equal to US$1.00 and adopted stringent controls over currency and stock trading which had the effect of forcing all offshore holdings of Malaysian currency and securities back into the country. In addition, the government suspended foreign investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency for one year from the date of initial purchase, with repatriation of the proceeds from the sale of all securities held at September 1, 1998 prohibited for one year. As a result of the imposition of the above restrictions over currency and stock trading, the Fund's Board of Trustees have deemed all holdings of the Fund in Malaysian securities as illiquid and have fair valued holdings in such securities using an exchange rate of 4.56 Ringgit equal to US$1.00. At December 31, 1998, investments in Malaysia for the International Series aggregating $522,764 (0.2% of net assets) and for the Aberdeen New Asia Series aggregating $546,904 (5.75% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

H. OPTIONS

   The Multi-Sector Fixed Income, Money Market, Growth, Strategic Allocation, Balanced, International, Strategic Theme, Enhanced Index, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Aberdeen New Asia Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   As compensation for advisory services to the Fund, the Advisers are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
SERIES                                               $250 MILLION    $250 MILLION    OVER $500 MILLION
--------------------------------------------------  --------------   -------------   ------------------
Money Market......................................       0.40%           0.35%              0.30%
Growth............................................       0.70            0.65               0.60
Multi-Sector Fixed Income.........................       0.50            0.45               0.40
Strategic Allocation..............................       0.60            0.55               0.50
International.....................................       0.75            0.70               0.65
Balanced..........................................       0.55            0.50               0.45
Strategic Theme...................................       0.75            0.70               0.65
Aberdeen New Asia.................................       1.00            1.00               1.00
Enhanced Index....................................       0.45            0.45               0.45
Engemann Nifty Fifty..............................       0.90            0.85               0.80
Seneca Mid-Cap Growth.............................       0.80            0.80               0.80
Growth and Income.................................       0.70            0.65               0.60
Value Equity......................................       0.70            0.65               0.60
Schafer Mid-Cap Value.............................       1.05            1.05               1.05


                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
                                                      $1 BILLION      $1 BILLION      OVER $2 BILLION
                                                    --------------   -------------   ------------------
Real Estate.......................................       0.75            0.70               0.65

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   Phoenix Investment Council ("PIC") is adviser to each Series except the Real Estate Series and Aberdeen New Asia Series. Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Enhanced Index Series....................................  J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Engemann Nifty Fifty Series..............................  Roger Engemann & Associates, Inc. ("Engemann")
Seneca Mid-Cap Growth Series.............................  Seneca Capital Management, LLC ("Seneca")
Schafer Mid-Cap Value Series.............................  Schafer Capital Management, Inc. ("Schafer")

   In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. Pursuant to the subadvisory agreement with the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Engemann Nifty Fifty Series up to $250,000,000, .425% of such values between $250,000,000 and $500,000,000 and .40% of such values in excess of $500,000.000. Pursuant to the subadvisory agreement with the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement with the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Value Series up to $175 million and .80% of such value in excess of $175 million.

   Effective November 24, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PHL owns approximately 11%.

   The investment adviser for the Real Estate Series through March 2, 1998 was Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). For its services, PRS was entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a subadvisory agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of PHL. On March 2, 1998 DPIM purchased the management rights for the Real Estate Series from PRS and PRS' contract was assigned to DPIM. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10% and .25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), PHL and/or PHL Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, received a fee at an annual rate of 0.06% of the average daily net assets of each Series through May 31, 1998 for bookkeeping, administrative and pricing services.

   Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   At December 31, 1998, PHL and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

        Real Estate Series...............................   $  3,313,172
        Aberdeen New Asia Series.........................      1,885,989
        Engemann Nifty Fifty Series......................      2,499,272
        Seneca Mid-Cap Growth Series.....................      2,388,100
        Growth and Income Series.........................      2,384,514
        Value Equity Series..............................      2,197,472
        Schafer Mid-Cap Value Series.....................      1,754,054

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended December 31, 1998 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                PURCHASES       SALES
                                               ------------  ------------
      Growth Series..........................  $1,623,280,248 $1,619,706,351
      Multi-Sector Fixed Income Series.......   233,895,415   197,086,009
      Strategic Allocation Series............   529,142,388   502,610,192
      International Series...................   202,357,792   214,439,616
      Balanced Series........................   282,447,552   258,900,399
      Real Estate Series.....................     7,732,285     9,846,099
      Strategic Theme Series.................   195,397,197   185,996,003
      Aberdeen New Asia Series...............     4,993,427     3,959,516
      Research Enhanced Index Series.........    46,318,196    20,947,863
      Engemann Nifty Fifty Series............    17,010,118     6,080,962
      Seneca Mid-Cap Growth Series...........    12,295,627     5,596,788
      Growth and Income Series...............    53,386,812    16,444,743
      Value Equity Series....................    12,958,808     4,279,319
      Schafer Mid-Cap Value Series...........     9,669,802       834,650

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended December 31, 1998 aggregated the following:

                                              PURCHASES      SALES
                                             -----------  -----------
      Multi-Sector Fixed Income Series.....  $91,713,764  $110,151,084
      Strategic Allocation Series..........   24,650,801   51,883,816
      Balanced Series......................   59,109,060   56,841,567

   There were no purchases or sales of long-term U.S. Government Securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty-Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series.

   Written call option activity for the year ended December 31, 1998 aggregated the following:

                                              GROWTH AND INCOME
                                                   SERIES
                                             -------------------
                                                         AMOUNT
                                               # OF        OF
                                             OPTIONS    PREMIUMS
                                             --------   --------
      Options outstanding at December 31,
        1997...............................    --       $ --
      Options written......................       70     11,727
      Options canceled in closing purchase
        transactions.......................       --         --
      Options expired......................      (48)    (7,393)
      Options exercised....................      (22)    (4,334)
                                                  --
                                                        --------
      Options outstanding at December 31,
        1998...............................       --         --
                                                  --
                                                  --
                                                        --------
                                                        --------

   At December 31, 1998, the Enhanced Index Series had entered into futures contracts as follows:

                                                              VALUE OF
                                                  NUMBER     CONTRACTS     MARKET        NET
                                                    OF          WHEN      VALUE OF    UNREALIZED
      DESCRIPTION                                CONTRACTS     OPENED    CONTRACTS   APPRECIATION
      -----------------------------------------  ---------   ----------  ----------  ------------
      Standard & Poor's 500 Index..............       2      $  578,475  $  622,750    $44,275
      Standard & Poor's 500 Index..............       1         298,575     311,375     12,800
      Standard & Poor's 500 Index..............       1         305,500     311,375      5,875
                                                    ---      ----------  ----------  ------------
                                                      4      $1,182,550  $1,245,500    $62,950
                                                    ---      ----------  ----------  ------------
                                                    ---      ----------  ----------  ------------

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

NOTE 5--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 7--CAPITAL LOSS CARRYOVERS

   At December 31, 1998, the following Series have capital loss carryforwards which may be used to offset future capital gains.

      Multi-Sector Fixed Income Series.......  $   566,989
      Real Estate Series.....................      113,500
      Aberdeen New Asia Series...............    2,887,698
      Engemann Nifty Fifty Series............        4,085
      Seneca Mid-Cap Growth Series...........      164,133
      Growth and Income Series...............      349,419
      Value Equity Series....................      104,098
      Schafer Mid-Cap Value Series...........      285,733

   Capital loss carryforwards expire in 2006 for all Series except for Aberdeen New Asia Series which expires as follows: $143,419 in 2005 and $2,744,279 in 2006.

   Under current tax law, capital and foreign currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Aberdeen New Asia Series, Multi-Sector Fixed Income Series, and Schafer Mid-Cap Growth Series elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $496,277, $5,850,282, and
   $55,831, respectively. In addition, the International Series, Aberdeen New Asia Series, Growth Series and Strategic Theme Series were able to utilize losses deferred in the prior year in the amount of $761,290, $379,802, $1,144 and $1,280,577, respectively.

NOTE 8--RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                     ACCUMULATED
                                                    UNDISTRIBUTED        NET       CAPITAL PAID IN ON
                                                    NET INVESTMENT    REALIZED     SHARE OF BENEFICIAL
                                                    INCOME (LOSS)    GAIN (LOSS)        INTEREST
                                                    --------------   -----------   -------------------
Multi-Sector Fixed Income Series..................    $  185,299     $  (20,925)        $(164,374)
Strategic Allocation Series.......................         3,389         (3,389)               --
International Series..............................     1,020,757     (1,020,757)               --
Balanced Series...................................         7,308         (7,308)               --
Strategic Theme Series............................         5,345         (5,345)               --
Aberdeen New Asia Series..........................        98,695        (98,695)               --
Engemann Nifty-Fifty Series.......................         1,543             --            (1,543)
Growth and Income Series..........................          (257)           257                --

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   TAX INFORMATION NOTICE (UNAUDITED)

       For the fiscal year ended December 31, 1998, the following Series distributed long-term capital gain dividends as follows:

                                                    TOTAL LONG-TERM
                                                     DISTRIBUTIONS
                                                    ---------------
Growth Series.....................................    $29,385,512
Multi-Sector Fixed Income Series..................        788,837
Strategic Allocation Series.......................        562,474
International Series..............................     22,045,574
Balanced Series...................................      3,589,015
Real Estate Securities Series.....................         26,597
Research Enhanced Index Series....................        620,322

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by and effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

TO THE SHAREHOLDERS AND TRUSTEES OF
THE PHOENIX EDGE SERIES FUND

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income Series, Strategic Allocation Series, International Series, Balanced Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Seneca Mid-Cap Growth Series, Growth and Income Series, Value Equity Series, and Schafer Mid-Cap Value Series (constituting the Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

MEETING 1: A special meeting of Shareholders of the Phoenix Aberdeen New Asia Series of The Phoenix Edge Series Fund was held on October 21, 1998 to approve the following matters:

1. Approval of an advisory agreement with Phoenix-Aberdeen International Advisors LLC.

2. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

3. Approval of a subadvisory agreement with Phoenix Investment Counsel, Inc.

    On the record date for this meeting there were 1,542,936 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                                  FOR       AGAINST    ABSTAIN
                                                                                               ----------  ---------  ---------
1. Approval of investment advisory agreement                                                    1,331,496     84,905    126,535
2. Approval of investment subadvisory agreement                                                 1,326,736     85,559    130,641
3. Approval of investment subadvisory agreement                                                 1,339,160     78,984    124,792

MEETING 2: A special meeting of Shareholders of the Phoenix Edge Series Fund was held on November 24, 1998 to approve the following matters:

1. Fix the number of trustees at twelve and elect such number as detailed below.

2. Ratify selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the fiscal year ending
   December 31, 1998.

3. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc. (International Series only)

    On the record date for this meeting, for the Phoenix Edge Series Fund, there were 195,708,457 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy. For the International Series, there were 13,164,334 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:

                                                                                            FOR        WITHHELD
                                                                                       -------------  ----------
1. Election of Trustees
Robert Chesek                                                                            187,977,973   7,703,484
E. Virgil Conway                                                                         187,762,694   7,945,763
Harry Dalzell-Payne                                                                      187,684,410   8,024,047
Francis E. Jeffries                                                                      187,938,831   7,769,626
Leroy Keith, Jr.                                                                         188,134,540   7,573,917
Philip R. McLoughlin                                                                     188,173,681   7,534,776
Everett L. Morris                                                                        187,938,831   7,769,626
James M. Oates                                                                           188,154,111   7,554,346
Calvin J. Pedersen                                                                       188,173,681   7,534,776
Herbert Roth, Jr.                                                                        187,860,548   7,847,909
Richard E. Segerson                                                                      188,154,111   7,554,346
Lowell P. Weicker, Jr.                                                                   187,136,427   8,572,030

                                                                                            FOR        AGAINST     ABSTAIN
                                                                                       -------------  ----------  ----------
2. PricewaterhouseCoopers LLP                                                            188,545,527   1,741,805   5,421,124

                                                                                            FOR        AGAINST     ABSTAIN
                                                                                       -------------  ----------  ----------
3. Approval of investment subadvisory agreement                                           11,596,462     667,432     900,400

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES

Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
David K. Schafer, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Christian C. Bertelsen, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Ron K. Jacks, Vice President
John D. Kattar, Vice President
Christopher J. Kelleher, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
Pierre G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Series)
55 East Monroe Street
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

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                                 Statutory Home Office: East Greenbush, New York

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OL2531A  -C-1998 Phoenix Home Life Mutual Insurance Company
700.04